Shareholder Q&A
American Government Income Fund
American Government Income Portfolio
American Opportunity Income Fund





Shareholders of American Government Income Fund, American Government Income Portfolio and American Opportunity Income Fund are being asked to approve the following proposals:

1 Shareholders of each fund are being asked to approve an interim advisory agreement with Piper Capital Management;

2 Shareholders of each fund are being asked to approve a reorganization of their fund into First American Fixed Income Fund, an open-end fund advised by First American Asset Management.

`
WHY AM I BEING ASKED TO APPROVE AN ADVISORY ARRANGEMENT WITH PIPER CAPITAL AT THE SAME TIME I'M BEING ASKED TO APPROVE THE REORGANIZATION OF MY FUND INTO AN OPEN-END FUND FUND ADVISED BY FIRST AMERICAN ASSET MANAGEMENT?
As you may know, Piper Jaffray Companies, the parent company of Piper Capital, was acquired by U.S. Bancorp, parent company of First American Asset Management, on May 1, 1998. By law, this acquisition resulted in the termination of the advisory arrangements the funds had with Piper Capital. To keep the funds' management in place and running smoothly until the proposed reorganization of these funds, the board of directors approved interim advisory agreements, which you now are being asked to approve. These agreements are substantially identical to those in place prior to the acquisition, and the fee rates are unchanged. By approving the agreements, you also will be approving the receipt of investment advisory fees by Piper Capital under the agreements. (These fees are currently being held in escrow.)

WHY ARE THE FUNDS BEING REORGANIZED?
Piper Capital and First American Asset Management currently act as advisors to two separate fund families. Our goal is to consolidate similar funds in the two families into a single, broadly diversified fund family. Fixed Income Fund is an open-end fund with an investment objective similar to those of your closed-end funds. The proposed reorganization is scheduled to take place on or about August 31, 1998, pending the outcome of the shareholder vote.

WHAT ARE THE ADVANTAGES OF REORGANIZING THESE CLOSED-END FUNDS INTO AN OPEN-END FUND?
These funds have been trading at market prices that are less than their net asset values. If this proposal is approved, this discount will be eliminated. In addition, shareholders who want to redeem the shares they receive in the reorganization will be able to do so at net asset value without paying a brokerage commission.

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WILL THERE BE ANY COST TO ME?
The costs of the reorganization are the responsibility of U.S. Bancorp, to the extent they exceed the costs of last year's annual shareholder meeting. The reorganization will be tax-free, in the opinion of First American Funds' counsel, and will not involve any sales charges, commissions or transaction fees.

WHAT EXPERIENCE WILL FIRST AMERICAN ASSET MANAGEMENT BRING TO THE MANAGEMENT OF THE FUNDS?
First American had more than $78 billion under management as of May 1 (including $13 billion in assets that came through the Piper Capital acquisition). The firm employs 41 portfolio managers, averaging 20 years of experience.
It was formed in 1967 and is a multidiscipline, multiproduct investment firm.



IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES? COMPLETE A SPECIAL FORM? SUBMIT SOME SORT OF ORDER? Soon after the reorganization (expected August 31), the funds' transfer agent, Investors Fiduciary Trust Company (IFTC), will send a notice and transmittal form to shareholders, which will give instructions for surrendering shares. You should not send in your share certificate until you receive your notice and instructions from IFTC.

WHEN IS MY PROXY DUE?
We would like to receive your vote as soon as possible. You may cast your vote
 ...
BY MAIL: Please note that you received one proxy ballot for each fund you own. All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:
Attn: Piper Funds
SEI Fund Resources
530 E. Swedesford Rd.
Wayne, PA  19087

BY PHONE: Please call the toll-free number on your ballot or voting instruction form and follow the recorded instructions.

If you have not returned your ballot as the August 10 meeting date approaches, you may receive a call from Shareholder Communications Corporation (SCC) reminding you to vote. U.S. Bank has hired SCC to assist with the solicitation of proxies.

WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?
The shareholder meeting will be held at 10 a.m. on August 10, 1998, on the 11th floor of the Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota. Piper Capital will validate parking for the Energy Center Ramp located at South Ninth Street and Third Avenue South. Please bring your parking ticket to the meeting for validation. Regardless of whether you plan to attend the meeting, you should vote by phone or return your proxy card(s) in the mail as soon as possible.

Please read the full text of the attached proxy statement/prospectus for further information. If you have additional questions, please call your investment professional or Mutual Fund Services at 800 866-7778.

                      AMERICAN GOVERNMENT INCOME FUND INC.
                   AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.
                      AMERICAN OPPORTUNITY INCOME FUND INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804


                                  June 17, 1998


Dear Shareholder:

         On behalf of the Board of Directors of American Government Income Fund Inc., American Government Income Portfolio, Inc., and American Opportunity Income Fund Inc. (the "Funds"), we are pleased to invite you to a special meeting in lieu of the annual meeting of shareholders. The meeting will be held at the offices of the Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota, on August 10, 1998 at 10:00 a.m. central time.

         At the meeting, you will be asked to consider the following proposals:
(1) the approval of an interim advisory agreement with Piper Capital Management Incorporated ("Piper Capital"), which became effective on May 1, 1998 (when Piper Jaffray Companies Inc. merged with U.S. Bancorp, as discussed below) and
(2) a proposed reorganization of the Funds into Fixed Income Fund, an open-end fund of First American Investment Funds, Inc. ("FAIF"). THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE EACH PROPOSAL.

         The merger of Piper Jaffray Companies, Inc. and U.S. Bancorp resulted in the automatic termination of the Funds' investment advisory agreements with Piper Capital. To avoid disruption of the investment advisory services provided to the Funds, the Board approved interim investment advisory agreements with Piper Capital which went into effect on the date of the merger. The terms of the advisory agreements are substantially identical to the terms of the Funds' previous advisory agreements. At the upcoming meeting, you will be asked to approve the interim advisory agreement applicable to your Fund. By approving these agreements, you also will be approving the receipt of investment advisory fees by Piper Capital under such agreements. These fees are currently being held in escrow.

         You also will be asked to approve at the meeting the reorganization of your Fund into Fixed Income Fund, which is advised by U.S. Bank National Association ("U.S. Bank"). If required approvals are obtained, the Funds are expected to be reorganized into Fixed Income Fund on or about August 31, 1998 when your Fund shares will be exchanged for shares of Fixed Income Fund of equal value.

         The formal Notice of Special Meeting, a Combined Proxy
Statement/Prospectus and a Proxy Ballot are enclosed. If you own shares in more than one of the Funds, more than one Proxy Ballot accompanies these proxy materials. You will receive additional proxy materials if you are a shareholder of one or more of the other mutual funds managed by Piper Capital.

         YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY BALLOT PROMPTLY, USING THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO HAVE YOUR VOTE RECORDED BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER ON YOUR BALLOT.

         The interim investment advisory agreements, the proposed reorganization and the reasons for the recommendation of the Board are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the new investment advisory arrangements or the reorganization, please do not hesitate to call Mutual Fund Services toll free at 1-800-866-7778.


                                            Very truly yours,


                                            /s/ Paul A. Dow
                                            Paul A. Dow
                                            President

                      AMERICAN GOVERNMENT INCOME FUND INC.
                   AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.
                      AMERICAN OPPORTUNITY INCOME FUND INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804

         NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL SHAREHOLDER MEETING
                          TO BE HELD ON AUGUST 10, 1998


         NOTICE IS HEREBY GIVEN THAT a Special Meeting in Lieu of the Annual Meeting (the "Meeting") of the Shareholders of American Government Income Fund Inc. ("AGF"), American Government Income Portfolio, Inc. ("AAF"), and American Opportunity Income Fund Inc. ("OIF") (each a "Piper Fund"), will be held at the offices of the Piper Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota on August 10, 1998, at 10:00 a.m. central time for the purpose of considering and voting upon:

         1. FOR EACH PIPER FUND, a proposal to ratify and approve an interim investment advisory agreement between such Piper Fund and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

         2. FOR EACH PIPER FUND, a proposal to approve an Agreement and Plan of Reorganization providing for the transfer of the assets and liabilities of each Piper Fund to Fixed Income Fund, an open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of Fixed Income Fund.

         3. FOR EACH PIPER FUND, such other business as may properly come before the Meeting or any adjournment(s).

         The proposals are described in the attached Combined Proxy Statement/Prospectus. THE DIRECTORS OF EACH PIPER FUND RECOMMEND THAT YOU VOTE IN FAVOR OF EACH OF THESE PROPOSALS.

         Shareholders of record as of the close of business on June 12, 1998 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF THE PIPER FUNDS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS MAY ALSO HAVE THEIR VOTES RECORDED BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER ON THEIR BALLOT. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE PIPER FUNDS A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. HOWEVER, ATTENDANCE AT THE MEETING WILL NOT BY ITSELF SERVE TO REVOKE A PROXY.

                                     Kathleen L. Prudhomme
                                     Secretary

June 17, 1998

                       COMBINED PROXY STATEMENT/PROSPECTUS
                               DATED JUNE 17, 1998

                      AMERICAN GOVERNMENT INCOME FUND INC.
                   AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.
                      AMERICAN OPPORTUNITY INCOME FUND INC.
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3804

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548

         This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Boards of Directors (the "Piper Boards") of American Government Income Fund Inc. ("AGF"), American Government Income Portfolio, Inc. ("AAF"), and American Opportunity Income Fund Inc. ("OIF") (AGF, AAF and OIF are sometimes referred to collectively as the "Piper Funds" and individually as a "Piper Fund") in connection with a Special Meeting in lieu of the Annual Meeting of Shareholders of Piper Funds to be held at 10:00 a.m. central time on August 10, 1998 at the offices of the Piper Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota.

         At the meeting, shareholders will be asked to vote on the following proposals: (1) for each Piper Fund, the ratification and approval of an interim advisory agreement with Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement, and (2) for each Piper Fund, approval of a proposed Agreement and Plan of Reorganization with First American Investment Funds, Inc. ("FAIF"). Copies of the interim investment advisory agreements and the Reorganization Agreement are attached as Appendices to this Combined Proxy Statement/Prospectus.

         AGF and AAF are non-diversified, closed-end management investment companies. OIF is a diversified, closed-end management investment company. FAIF is open-end management investment company that offers its shares in a number of different investment portfolios, or "funds." The Reorganization Agreement provides for the transfer of the assets and liabilities of the Piper Funds with and into FAIF's Fixed Income Fund, a diversified fund, in exchange for Class A Shares of Fixed Income Fund having an aggregate net asset value equal to the aggregate net asset value of the common shares of the Piper Funds that are outstanding immediately prior the date of such exchange (the "Reorganization"). As a result of the Reorganization, shareholders of the Piper Funds will become shareholders of Fixed Income Fund.

         This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Piper Funds should know before voting, and should be retained for future reference. This Combined Proxy Statement/Prospectus is accompanied by the following additional documents: (i) the 1997 Annual Report for the FAIF funds, including Fixed Income Fund, and (ii) the current Prospectus for the Class A Shares of Fixed Income Fund dated January 31, 1998, as supplemented through the date hereof. Additional information relating to this Combined Proxy Statement/ Prospectus is set forth in the Statement of Additional Information dated the date hereof, which is incorporated herein by reference. This document is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing the Piper Funds or FAIF at the respective telephone numbers or addresses stated above. The information contained in the Prospectus for the Class A Shares of Fixed Income Fund dated January 31, 1998, as supplemented through the date hereof, is incorporated by reference into this Combined Proxy Statement/Prospectus.

         This Combined Proxy Statement/Prospectus is expected to be first sent to shareholders on or about June 29, 1998.

         THE SECURITIES OF FIXED INCOME FUND OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PIPER FUNDS, FAIF FIXED INCOME FUND OR THEIR RESPECTIVE ADVISERS OR THE DISTRIBUTOR FOR FIXED INCOME FUND.

         SHARES OF THE PIPER FUNDS AND FAIF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY U.S. BANK NATIONAL ASSOCIATION OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
SUMMARY ................................................................      5
     INTERIM ADVISORY AGREEMENTS .......................................      5
     PIPER BOARD CONSIDERATIONS ........................................      6
     PROPOSED REORGANIZATION ...........................................      6
     OVERVIEW OF FIXED INCOME FUND AND PIPER FUNDS .....................      6
     PIPER FUND AND FAIF BOARD CONSIDERATIONS ..........................      9
     VOTING INFORMATION ................................................      9
     DISSENTERS' APPRAISAL RIGHTS ......................................     10

PRINCIPAL RISK FACTORS .................................................     10
     INTEREST RATE RISK ................................................     10
     CREDIT RISK .......................................................     10
     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES ..................     11
     RISKS ASSOCIATED WITH FOREIGN SECURITIES ..........................     12
     CALL RISK .........................................................     12
     USE OF BORROWINGS AND WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS     12
     DIFFERENCES OF CLOSED-END AND OPEN-END FUNDS ......................     13

INFORMATION RELATING TO THE INTERIM ADVISORY AGREEMENTS ................     14
     THE MERGER OF PIPER JAFFRAY COMPANIES INC. AND U.S. BANCORP .......     14
     THE INTERIM ADVISORY AGREEMENTS ...................................     15
     INFORMATION ABOUT PIPER CAPITAL ...................................     16
     ADMINISTRATION AGREEMENTS .........................................     18
     AFFILIATED BROKER COMMISSIONS .....................................     18
     SECTION 15(f) OF THE 1940 ACT .....................................     18
     APPROVAL OF THE PIPER BOARDS ......................................     19

INFORMATION RELATING TO THE PROPOSED REORGANIZATION ....................     20
     DESCRIPTION OF THE REORGANIZATION AGREEMENT .......................     20
     PIPER BOARD CONSIDERATIONS ........................................     21
     CAPITALIZATION ....................................................     22
     FEDERAL INCOME TAX TREATMENT ......................................     23

COMPARISON OF FIXED INCOME FUND AND THE PIPER FUNDS ....................     24
     INVESTMENT OBJECTIVES AND POLICIES ................................     24
     INVESTMENT ADVISORY FEES AND TOTAL EXPENSE RATIOS .................     24
     FEES AND EXPENSES OF THE PIPER FUNDS AND FIXED INCOME FUND ........     25
     INVESTMENT ADVISORY AGREEMENTS ....................................     26
     PORTFOLIO MANAGEMENT ..............................................     26
     INFORMATION ABOUT U.S. BANK AND OTHER SERVICE PROVIDERS ...........     26
     SERVICE PROVIDERS FOR PIPER FUNDS AND FIXED INCOME FUND ...........     27
     ADMINISTRATION AGREEMENT ..........................................     27
     SHARE STRUCTURE ...................................................     28
     HISTORY OF PUBLIC TRADING OF THE PIPER FUNDS' COMMON SHARES .......     29
     DISTRIBUTION PLAN .................................................     30
     SHAREHOLDER TRANSACTIONS AND SERVICES .............................     30

INFORMATION RELATING TO VOTING MATTERS .................................     31

     GENERAL INFORMATION ...............................................     31
     SHAREHOLDER AND BOARD APPROVALS ...................................     32
     PIPER FUNDS-- 5% OWNERSHIP AS OF JUNE 1, 1998 .....................     33
     FIXED INCOME FUND-- 5% OWNERSHIP AS OF JUNE 11, 1998 ..............     34
     QUORUM ............................................................     34
     ANNUAL MEETINGS ...................................................     35
     DISSENTERS' RIGHTS ................................................     35
     INTERESTS OF CERTAIN PERSONS ......................................     36

ADDITIONAL INFORMATION ABOUT FAIF ......................................     36

ADDITIONAL INFORMATION ABOUT THE PIPER FUNDS ...........................     36

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ................     37

FINANCIAL STATEMENTS ...................................................     37

OTHER BUSINESS .........................................................     37

SHAREHOLDER INQUIRIES ..................................................     37

APPENDICES:

    I  -   FORM OF INTERIM  INVESTMENT ADVISORY AGREEMENT BETWEEN PIPER
           CAPITAL MANAGEMENT INCORPORATED AND AMERICAN GOVERNMENT INCOME FUND INC.

   II  -   FORM OF INTERIM  INVESTMENT ADVISORY AGREEMENT BETWEEN PIPER
           CAPITAL MANAGEMENT INCORPORATED AND AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.

  III  -   FORM OF INTERIM  INVESTMENT ADVISORY AGREEMENT BETWEEN PIPER
           CAPITAL MANAGEMENT INCORPORATED AND AMERICAN OPPORTUNITY INCOME FUND INC.

   IV  -   PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF THE ADVISER

    V  -   FORM OF AGREEMENT AND PLAN OF REORGANIZATION

   VI  -   COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

  VII  -   COMPARISON OF THE INTERIM ADVISORY AGREEMENTS  AND FIXED INCOME
           FUND'S ADVISORY AGREEMENT

 VIII  -   SHAREHOLDER TRANSACTIONS AND SERVICES

   IX  -   PORTFOLIO MANAGERS OF THE PIPER FUNDS

    X  -   DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

                                     SUMMARY

         The following is a summary of certain information relating to the interim investment advisory agreements and the proposed Reorganization, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus and the Appendices attached hereto.

         INTERIM ADVISORY AGREEMENTS. On May 1, 1998, pursuant to an Agreement and Plan of Merger, U.S. Bancorp acquired Piper Jaffray Companies Inc. ("Piper Jaffray") and its direct and indirect subsidiaries (including Piper Capital) by merging a wholly owned subsidiary of U.S. Bancorp with and into Piper Jaffray as the surviving corporation (the "Holding Company Merger"). As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Piper Funds, became an indirect wholly owned subsidiary of U.S. Bancorp. In accordance with the terms of the then current investment advisory agreements between Piper Capital and the Piper Funds (the "Old Advisory Agreements"), and consistent with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory Agreements.

         To better ensure that the Holding Company Merger and this automatic termination would not disrupt the investment advisory services provided to Piper Funds, the Piper Funds and Piper Capital obtained an exemptive order from the SEC (the "Order") permitting Piper Capital to act as investment adviser to the Piper Funds after the termination of the Old Advisory Agreements, but prior to obtaining shareholder approval, under new, interim investment advisory agreements with each Piper Fund (the "Interim Advisory Agreements"). In accordance with the Order, the Interim Advisory Agreements are subject to ratification and approval by the shareholders of the applicable Piper Funds at a meeting to be held within 120 days after May 1, 1998 (the "Interim Period").

         The Piper Boards now are proposing that the shareholders of each Piper Fund ratify and approve their fund's Interim Advisory Agreement. The Interim Advisory Agreements each became effective on May 1, 1998, the effective date of the Holding Company Merger. Pending the ratification and approval of the Interim Advisory Agreements, all fees payable under each agreement are being held in escrow. Any escrowed fees relating to a Piper Fund will be received by Piper Capital only if the respective Interim Advisory Agreement is ratified and approved by the shareholders of such Piper Fund.

         The terms of the Interim Advisory Agreements are substantially identical to the terms of the respective Old Advisory Agreements, except for (i) the effective date, (ii) the termination date, and (iii) inclusion of a provision requiring that all fees payable by each Piper Fund under each Interim Advisory Agreement be held in escrow until such Interim Advisory Agreement is approved by the applicable Piper Fund's shareholders. The advisory fee rates payable under the Interim Advisory Agreements are identical to those previously payable under the Old Advisory Agreements. A description of Piper Capital, the Interim Advisory Agreements and the services provided by Piper Capital thereunder is set forth below under the heading "Information Relating to the Interim Advisory Agreements." Copies of the Interim Advisory Agreements are attached to this Combined Proxy Statement/Prospectus as Appendices I, II and
III. The descriptions of the Interim Advisory Agreements are qualified in their entirety by reference to the copies of the Interim Advisory Agreements attached hereto.

         If ratified and approved, each Interim Advisory Agreement will continue in effect either (i) for an initial period of two years from the effective date of such Interim Advisory Agreement and thereafter for successive one-year terms, subject to certain annual approval requirements, or (ii) until the Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about August 31, 1998) (the "Closing"), whichever occurs earlier. In the event that an Interim Advisory Agreement is not ratified and approved with respect to a Piper Fund, the fees applicable to such Interim Advisory Agreement held in escrow with respect to that fund will be returned to the fund, and that fund's Board of Directors will consider what actions should be taken with respect to management of the assets of such fund until a new investment advisory agreement is approved by the shareholders of the fund or the Reorganization occurs.

         PIPER BOARD CONSIDERATIONS. In approving the Interim Advisory Agreements and recommending their ratification and approval to the shareholders of each Piper Fund, the Piper Boards considered, among other things, that the provisions of the Interim Advisory Agreements are substantially identical to those of the Old Advisory Agreements, and that the advisory fee rates are exactly the same as those of the Old Advisory Agreements. In addition, Piper Capital provided assurances that the investment advisory services provided to the Piper Funds during the Interim Period would not be diminished in scope or quality, and agreed to certain conditions that were intended to protect the interests of shareholders. See "Information Relating to the Interim Advisory Agreements -- Approval of the Piper Boards." THE PIPER BOARDS RECOMMEND THAT EACH PIPER FUND'S SHAREHOLDERS RATIFY AND APPROVE THE APPLICABLE INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL FOR THE PERIOD UNDER SUCH AGREEMENT.

         PROPOSED REORGANIZATION. The Reorganization Agreement provides for: (i) the transfer of all of the assets and liabilities of each of the Piper Funds to Fixed Income Fund in exchange for Class A Shares of Fixed Income Fund; and (ii) the distribution of these Fixed Income Fund Class A Shares to the shareholders of the Piper Funds in liquidation of the Piper Funds. The Reorganization is subject to a number of conditions with respect to each Piper Fund, including the shareholder approvals described below. Following the Reorganization, it is contemplated that there will be a winding up of the affairs of each Piper Fund, including the deregistration of each Piper Fund as a closed-end investment company under the 1940 Act.

         As a result of the proposed Reorganization, each shareholder of a Piper Fund will become a shareholder of Fixed Income Fund and will hold, immediately after the Closing, Class A Shares of Fixed Income Fund having an aggregate net asset value equal to the aggregate net asset value of the common shares of the Piper Fund the shareholder holds immediately before the Closing.

         The Reorganization Agreement provides that the Reorganization may be abandoned at any time prior to the Closing upon the mutual consent of each Piper Fund and FAIF, among other reasons. For further information, see "Information Relating to the Proposed Reorganization."

         OVERVIEW OF FIXED INCOME FUND AND PIPER FUNDS. The investment objectives of the Piper Funds are, in general, similar to those of Fixed Income Fund. The investment objective of each of AGF and AAF is high current income consistent with preservation of capital. OIF's primary investment objective is to provide a high level of current income; its secondary objective is to seek capital appreciation. Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.

         The investment objective of each Piper Fund is fundamental, which means that it cannot be changed without a vote of shareholders. The investment objective of Fixed Income Fund is non-fundamental, which means that it can be changed without a vote of shareholders. Shareholders will receive written notification at least 30 days prior to any change in Fixed Income Fund's investment objective.

         There also are certain differences in the investment policies and restrictions of AGF, AAF, OIF and Fixed Income Fund. These differences are set forth in detail in Appendix VI to this Combined Proxy Statement/Prospectus, which shareholders should review carefully. Certain of these differences are summarized in the following four paragraphs.

         A principal difference between the Piper Funds and Fixed Income Fund involves the extent to which they are required to invest in U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities). Each Piper Fund is required to invest at least 65% of its total assets in U.S. Government Securities (or, for AGF and AAF, repurchase agreements for U.S. Government Securities). Fixed Income Fund, however, is subject to no such requirement. Fixed Income Fund invests in investment grade debt securities, at least 65% of which are either (i) U.S. Government Securities, or (ii) corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investor Services ("Moody's") or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. There is no minimum amount of Fixed Income Fund's assets which must be invested in U.S. Government Securities, and it is possible that the Fund might not hold any such securities. Historically, however, Fixed Income Fund has invested a significant percentage of its assets in U.S. Government Securities. As of April 30, 1998, 67.9% of Fixed Income Fund's assets were invested in such securities. As discussed below under "Principal Risk Factors -- Credit Risk," securities issued or guaranteed by the U.S. Government generally are viewed as carrying minimal credit risk. Obligations of government agencies are somewhat riskier, although they generally do not involve as much credit risk as obligations of private issuers.

         In addition to U.S. Government Securities, AGF and AAF may each invest up to 35% of their total assets in (i) U.S. dollar denominated Canadian government securities rated AA or better by Standard & Poor's, (ii) corporate debt securities (including collateralized mortgage obligations), (iii) certain certificates of deposit, time deposits and banker's acceptances of domestic banks and certain commercial paper and (iv) put and call options, futures contracts and options on futures contracts related to fixed income securities and financial indices. All debt securities in which AGF and AAF invest must be rated AA or better by Standard & Poor's.

         OIF may invest up to 35% of its total assets in a slightly wider range of securities, including corporate debt securities, foreign debt securities, unregistered securities, certain types of derivative mortgage-backed securities, and whole mortgage loans and participation mortgages. At least 75% of OIF's total assets must be invested in securities rated AA or better by Standard & Poor's or direct obligations of the U.S. Government. Up to 15% of OIF's total assets may be invested in securities rated A (but not lower) by Standard & Poor's; but to the extent that OIF invests in any securities rated A, it must hold at least an equal weighting of securities rated AAA.

         Fixed Income Fund's permitted investments include (i) notes, bonds and discount notes of U.S. Government agencies or instrumentalities, (ii) domestic issues or corporate debt obligations rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the fund's investment adviser, (iii) other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization (i.e., Standard & Poor's BBB or its equivalent) or which are of comparable quality in the judgment of the fund's investment adviser and (iv) certain commercial paper. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations, and up to 15% of its total assets may be invested in foreign securities payable in U.S. dollars. Under normal market conditions, the dollar-weighted average maturity of the securities held by Fixed Income Fund will not exceed 15 years.

         There are also differences in the extent to which the Piper Funds and Fixed Income Fund invest in mortgage-backed securities. OIF is required to invest at least 50% of its total assets in mortgage-backed securities that are
(i) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or (ii) issued by private issuers and rated, at the time of investment, AA or better by Standard & Poor's. Although neither AGF nor AAF has such a policy, both funds historically have invested significantly in mortgage-backed securities. Fixed Income Fund, on the other hand, has not. As of April 30, 1998, AGF, AAF and OIF had 79%, 78% and 85%, respectively, of their total assets invested in mortgage-backed securities. At the same date, Fixed Income Fund had 14% of its total assets invested in mortgage-backed securities. The risks associated with mortgage-backed securities are discussed below under "Principal Risk Factors -- Risks Associated With Mortgage-Backed Securities."

         Shareholders also should review the section captioned "Principal Risk Factors" below, which provides information concerning certain risks associated with investments in the respective Piper Funds and Fixed Income Fund. Comparative information concerning the effective durations, holdings of mortgage-backed securities, and use of certain investment techniques of the Piper Funds and Fixed Income Fund also is set forth in that section.

         In addition to the differences outlined above, there are other differences between the Piper Funds and Fixed Income Fund that should be considered. As discussed under "Comparison of Fixed Income Fund and the Piper Funds -- Investment Advisory Fees and Total Expense Ratios," U.S. Bank serves as the investment adviser to Fixed Income Fund. As discussed under "Comparison of Fixed Income Fund and the Piper Funds -- Information About U.S. Bank and Other Service Providers," the Piper Funds and Fixed Income Fund have different administrators, transfer agents, custodians and other service providers. In addition, Fixed Income Fund has a distributor, unlike the Piper Funds which do not have a distributor because they are closed-end investment companies.

         As discussed under "Comparison of Fixed Income and the Piper Funds -- Share Structure," Fixed Income Fund will issue Class A Shares in connection with the Reorganization. Fixed Income Fund also offers Class B and Class Y Shares. Class A Shares of Fixed Income Fund are sold to the general public as well as to retail customers of banks and other institutions. Class A Shares are sold with a front-end sales charge and are subject to a Rule 12b-1 shareholder servicing fee computed at an annual rate of 0.25% of average net assets of that class. Class B Shares are sold at net asset value without a front-end sales load, but are subject to a contingent deferred sales charge if sold during the first six years after purchase. Class B Shares also are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate of 1.00% of average net assets of that class. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Such shares are offered at net asset value without any front-end or contingent deferred sales charge and are not subject to any Rule 12b-1 fees. Each of the Piper Funds has only one outstanding class of common shares which are publicly traded on the New York Stock Exchange. Investors generally pay brokerage commissions when purchasing and selling such shares. Because the Piper Funds are closed-end investment companies, they do not have Rule 12b-1 distribution plans and shareholders are not subject to Rule 12b-1 distribution and shareholder servicing fees.

         The dividend and distribution policies and procedures of Fixed Income Fund and the Piper Funds are generally similar. Because of the differences between shares of a closed-end investment company and shares of an open-end investment company, the purchase and redemption polices of the Piper Funds and Fixed Income Fund are different. Shares of the Piper Funds are traded on the New York Stock Exchange at market price, which price may be at either a discount or a premium to net asset value, whereas shares of Fixed Income Fund are purchased and redeemed at net asset value, less any applicable front-end or contingent deferred sales charge. Additional information concerning these policies and procedures for the Piper Funds and Fixed Income Fund is discussed further under "Comparison of Fixed Income Fund and the Piper Funds -- Shareholder Transactions and Services" and in Appendix VIII to this Combined Proxy Statement/Prospectus. NO FRONT-END OR CONTINGENT DEFERRED SALES CHARGE WILL BE IMPOSED ON ANY OF THE FIXED INCOME FUND SHARES THAT ARE ISSUED TO PIPER FUNDS' SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

         PIPER FUND AND FAIF BOARD CONSIDERATIONS. In reviewing the proposed Reorganization, the Boards of each Piper Fund and FAIF considered, among other things: (i) the potential effect of the Reorganizations on the shareholders of the Piper Funds; (ii) the investment management capabilities of U.S. Bank; (iii) the capabilities of the administrator, distributor and other service providers to Fixed Income Fund; (iv) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related programs for Piper Funds shareholders; (v) the distribution channels used and to be used by Fixed Income Fund; (vi) the investment advisory and other fees paid by Fixed Income Fund, and the projected expense ratios (contractual) of Fixed Income Fund as compared to the historical expense ratios of the Piper Funds; (vii) the expected cost savings for the Piper Funds as a result of the Reorganization;
(viii) the investment objectives, policies, limitations and risks of Fixed Income Fund and their relative compatibility with those of the Piper Funds as discussed further in this Combined Proxy Statement/Prospectus; (ix) the historical investment performance records of the Piper Funds and Fixed Income Fund; (x) the prospects for asset growth and market viability of the Piper Funds and Fixed Income Fund; (xi) the terms and conditions of the Reorganization Agreement, including those provisions that were intended to avoid dilution of the interests of the Piper Funds shareholders; (xii) the anticipated tax treatment of the Reorganizations for the respective Piper Funds and their shareholders; and (xiii) the effect on Piper Fund shareholders of a change from a closed-end investment company to a series of an open-end investment company, including the potential benefits to shareholders associated with elimination through the Reorganization of the market discount at which the shares of the Piper Funds currently trade. See "Information Relating to the Proposed Reorganization -- Piper Board Considerations."

         Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Piper Boards and the Board of Directors of FAIF, including all of the members of each Board who are not interested persons, as that term is defined in the 1940 Act, of the Piper Funds or FAIF, have determined that the proposed Reorganization is in the best interests of the shareholders of each Piper Fund and Fixed Income Fund, respectively, and that the interests of the shareholders of the respective Piper Funds and Fixed Income Fund will not be diluted as a result of the Reorganization. THE PIPER BOARDS RECOMMEND THAT THE SHAREHOLDERS OF EACH PIPER FUND APPROVE THE REORGANIZATION AGREEMENT.

         VOTING INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Piper Boards for a Special Meeting in Lieu of Annual Meeting of Shareholders to be held at the offices of the Piper Funds, 222 South Ninth Street, 11th floor, Minneapolis, Minnesota, on August 10, 1998 at 10:00 a.m. central time. (This meeting and any adjournment(s) thereof are referred to as the "Meeting.") Only shareholders of record at the close of business on June 12, 1998 will be entitled to vote at the Meeting. Each shareholder is entitled to one vote for each share held. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal set forth in the Notice of Meeting. Proxies may be revoked at any time before they are exercised by submitting to the Piper Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. However, attendance at the Meeting will not by itself serve to revoke a proxy. For additional information, including a description of the shareholder votes required for approval of the Interim Advisory Agreements and the Reorganization Agreement, see "Information Relating to Voting Matters."

         DISSENTERS' APPRAISAL RIGHTS. Although under Minnesota law shareholders of a company acquired in a merger who do not vote to approve the merger generally have "appraisal rights" (where they may elect to have the "fair market value" of their shares (determined in accordance with Minnesota law) judicially appraised and paid to them), the Division of Investment Management of the SEC has taken the position that Rule 22c-1 under the 1940 Act supersedes appraisal provisions in state statues. This rule provides that no open-end investment company may redeem its shares other than at net asset value next computed after receipt of a tender of such securities for redemption. Although the Piper Funds are closed-end investment companies, because shareholders will be able to redeem their Fixed Income Fund shares immediately after the Closing at their net asset value, the Piper Funds will determine dissenters' rights in accordance with the Division interpretation. See "Information Relating to Voting Matters -- Dissenters' Rights" and Appendix X.


                             PRINCIPAL RISK FACTORS

         Because of the differences in the investment policies and restrictions of AGF, AAF, OIF and Fixed Income Fund, an investment in Fixed Income Fund may involve risks that differ in some respects from those associated with the respective Piper Funds. This section is intended to highlight certain of those risks. Further information concerning the risks associated with an investment in Fixed Income Fund is set forth in the Class A Shares prospectus for Fixed Income Fund which accompanies this Combined Proxy Statement/Prospectus.

         INTEREST RATE RISK. Interest rate risk is the risk that the value of a debt security will decline due to changes in market interest rates. Because the Piper Funds and Fixed Income Fund invest in such securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt instrument declines. Conversely, when interest rates decline, the value of a fixed-rate debt instrument generally increases. In general, the value of fixed-rate debt securities with longer maturities or durations is more sensitive to changes in market interest rates than the value of such securities with shorter maturities or durations.

         Under normal market conditions, the weighted average maturity of the securities held by Fixed Income Fund will not exceed 15 years. The Piper Funds do not have a policy regarding the weighted average maturity or duration of the securities held by them. At April 30, 1998, AGF, AAF and OIF had effective durations of 4.01 years, 3.70 years and 5.39 years, respectively, while Fixed Income Fund had an effective duration of 6.18 years. "Effective duration" represents an estimate of how much the value of a security is expected to change with a given change in interest rates, and longer effective durations indicate greater sensitivity to changes in interest rates. Effective duration is difficult to calculate precisely for mortgage-backed securities, and can be greatly affected by interest rate changes. Based on the effective durations of the respective Piper Funds and of Fixed Income Fund at the date set forth above, Fixed Income Fund may be expected to have greater sensitivity to changes in interest rates than the Piper Funds.

         CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities issued or guaranteed by the U.S. Government generally are viewed as carrying minimal credit risk. Obligations of government agencies are somewhat riskier, although they generally do not involve as much credit risk as obligations of private issuers.

         As described above under "Summary -- Overview of Fixed Income Fund and Piper Funds," AGF and AAF each has a fundamental policy to invest at least 65% of its total assets in U.S. Government Securities, as defined therein. The remainder of their assets generally may be invested in securities rated as low as AA by Standard & Poor's. OIF must invest at least 65% of its total assets in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and at least 75% of its total assets must be invested in securities rated AA or better by Standard & Poor's or direct obligations of the U.S. Government. Up to 15% of its assets generally may be invested in securities rated as low as A by Standard & Poor's.

         Fixed Income Fund, on the other hand, must invest at least 65% of its assets in U.S. Government obligations and privately issued securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The remainder of its assets generally may be invested in securities rated as low as BBB by Standard & Poor's or which carry a comparable rating from another rating organization. Thus, although Fixed Income Fund generally may invest only in investment grade securities (i.e., those rated in one of the four highest rating categories), its rating requirements are somewhat less stringent than those of the Piper Funds. In addition, Fixed Income Fund is not required to invest any minimum percentage of its assets in U.S. Government Securities. Fixed Income Fund therefore may be subject to somewhat higher credit risk than the Piper Funds.

         RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Because residential mortgage loans generally can be prepaid in whole or in part by the borrowers at any time without any prepayment penalty, the holder of a mortgage-backed security which represents an interest in a pool of such mortgage loans is subject to a form of call risk which is generally called "prepayment risk." In general, it is more difficult to predict the effect of changes in market interest rates on the return of mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. In addition, although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

         The Piper Funds and Fixed Income Fund can invest without limitation in mortgage-backed securities, subject to the requirements described elsewhere herein regarding U.S. Government or agency backing or rating requirements. Historically, however, the Piper Funds have engaged in purchases of mortgage-backed securities to a much greater extent than Fixed Income Fund. At April 30, 1998, AGF, AAF and OIF had 79%, 78%, and 85%, respectively, of their total assets invested in mortgage-backed securities. At the same date, Fixed Income Fund had 14% of its total assets invested in mortgage-backed securities. Thus, at that date Fixed Income Fund was less exposed to the risks associated with mortgage-backed securities than were the Piper Funds.

         In addition, the Piper Funds and Fixed Income Fund may, with various limitations, invest in specific types of mortgage-backed securities including interest-only, principal-only and inverse floating rate mortgage-backed securities. Such mortgage-backed securities can be extremely sensitive to interest rate changes and therefore more volatile than standard mortgage-backed securities. Unless issued by an agency of the U.S. Government, such types of mortgage-backed securities are not considered U.S. Government Securities for purposes of the fundamental policy of AGF and AAF of investing at least 65% of their total assets in U.S. Government Securities. Therefore, AGF and AAF may not invest more than 35% of its assets in such types of mortgage-backed securities issued by such issuers except if such security is issued by an agency of the U.S. Government. OIF will invest no more that 15% of its assets in such types of mortgage-backed securities. In addition, for OIF such obligations will be rated A or higher by Standard & Poor's. Fixed Income Fund will not invest more that 10% of its total assets in such obligations.

         RISKS ASSOCIATED WITH FOREIGN SECURITIES. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. In addition, the value of a fund's portfolio securities computed in U.S. dollars will vary with changes in the exchange rate between currencies in which a fund has invested and the U.S. dollar. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         AGF and AAF do not invest in foreign securities, except that AGF and AAF may invest up to 20% of their assets in U.S. dollar denominated securities issued by the Canadian federal or provincial governments or agencies thereof. OIF may invest up to 25% of its total assets in debt securities issued by foreign corporations or foreign governments and non-dollar denominated debt securities issued by U.S. corporations and agencies and instrumentalities of the U.S. Government. In addition, OIF may not invest more than 7.5% of its total assets in securities of issuers located in any one foreign country, except issuers located in Canada in which up to 10% of its total assets may be invested. Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

         CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

         Most U.S. Government Securities are not callable before their stated maturity, although U.S. agency securities and private issuer securities often are. If a bond held by a Piper Fund or Fixed Income Fund is called during a period of declining interest rates, such fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in such fund's income. To the extent that the funds invest in callable corporate or government agency bonds, shareholders bear the risk that reductions in income will result from the call of bonds in a declining interest rate environment.

         USE OF BORROWINGS AND WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. As described elsewhere herein, each of the Piper Funds is permitted to borrow (including entering into reverse repurchase agreements) for purposes other than temporary or emergency purposes, while Fixed Income Fund is not. In addition, although each of the Piper Funds and Fixed Income Fund is permitted to engage in when-issued and delayed-delivery transactions as described elsewhere herein, the Piper Funds historically have utilized this investment technique to a greater extent than Fixed Income Fund. A fund's use of borrowings and its purchase of securities on a when-issued or delayed-delivery basis at a time when it is substantially fully invested may be expected to increase the volatility of its net asset value during times of changing market conditions. At April 30, 1998, the total liabilities for securities purchased on a when-issued or delayed delivery basis and for borrowings of AGF, AAF and OIF as a percentage of their total assets were 16%, 14% and 15%, respectively, while the total liabilities of Fixed Income Fund for such items as a percentage of its total assets was 0%. Thus, at such date the Piper Funds were exposed to the risks associated with the use of these investment techniques while Fixed Income Fund was not.

         DIFFERENCES OF CLOSED-END AND OPEN-END FUNDS. The Piper Funds are closed-end investment companies. Fixed Income Fund is a series of an open-end investment company. The differences between closed-end and open-end investment companies are described below.

         ELIMINATION OF POTENTIAL FOR PURCHASE DISCOUNT OR SALE PREMIUM. To the extent shares of the Piper Funds trade at a discount from net asset value, a shareholder currently may purchase shares at this discounted price and potentially may be able to sell such shares at a later date at net asset value or a premium thereto. Of course, there is also the possibility that such discount will remain in place or increase. Shares of Fixed Income Fund will be purchased and redeemed daily at their net asset value (plus any applicable front-end or contingent deferred sales load), thereby eliminating the potential of purchasing at a discount from net asset value and later selling at net asset value, or at a premium thereto.

         In addition, shareholders of Fixed Income Fund who wish to realize the value of their shares acquired in the Reorganization will be able to do so by redeeming their shares at net asset value. While this will eliminate any discount from the net asset value, it also will eliminate any possibility that a shareholder will be able to sell his or her shares at a premium over net asset value. Also, there is a possibility that the net asset value of shares of Fixed Income Fund may be lower on the day a shareholder redeems his or her shares than on the day the shares were purchased.

         SALES CHARGES. Shares of AGF, AAF and OIF are currently traded on the New York Stock Exchange. Investors thus generally pay brokerage commissions when purchasing and selling shares of the Piper Funds. Investors in Fixed Income Fund are not required to pay brokerage commissions; however, investors in certain classes of shares of Fixed Income Fund pay or may pay a sales charge upon the purchase or sale of shares of such classes. (However, shareholders of the Piper Funds will not incur such a charge for the Class A Shares of Fixed Income Fund they receive in the Reorganization). Sales charges could tend to discourage future investment in Fixed Income Fund and restrict its size, thereby limiting the investment opportunities available to Fixed Income Fund and possibly adversely affecting performance.

         PORTFOLIO MANAGEMENT. Unlike open-end funds, closed-end investment companies are not subject to pressures to sell portfolio securities at disadvantageous times to meet net redemptions. Most open-end funds maintain adequate reserves of cash or cash equivalents to meet net redemptions as they arise. Because closed-end investment companies do not have to meet redemptions, their cash reserves can be substantial or minimal, depending primarily on management's perception of market conditions and on decisions to use fund assets to repurchase shares. The larger reserves of cash or cash equivalents required to operate prudently as an open-end fund when net redemptions are anticipated could reduce Fixed Income Fund's investment flexibility and the scope of its investment opportunities. Fixed Income Fund may have to sell portfolio securities to accommodate the need for large reserves of cash or cash equivalents, resulting in an increase in transaction costs, taxable distributions and portfolio turnover.

         EXPENSES. Open-end funds generally have higher fund operating expenses than closed-end funds, primarily as a result of: (i) ongoing distribution and shareholder serving costs paid by many open-end funds (including Fixed Income
Fund) pursuant to plans adopted pursuant to Rule 12b-1 under the 1940 Act, which closed-end funds are not permitted to adopt; and (ii) higher transfer agency costs associated with, among other things, continuing shareholder purchases and redemptions. U.S. Bank has committed that, for a period of two years following the reorganization, it will waive fees and reimburse expenses to the extent necessary so that Class A Shares of Fixed Income Fund will not have an annual total fund operating expense ratio in excess of 0.95% of average daily net assets. For the fiscal year ended October 31, 1997, AGF, AAF and OIF had total fund operating expense ratios (excluding interest expense) of 1.02%, 0.98% and 0.92%, respectively, and total fund operating expense ratios (including interest expense) of 1.49%, 1.47% and 1.71%, respectively.

         SENIOR SECURITIES. The 1940 Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e. bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the requirement of 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. Currently, AGF, AAF and OIF have fundamental investment restrictions providing that they may borrow money in an amount up to 20%, 25%, and 33-1/3%, respectively, of their total assets, plus, in the case of OIF, up to 5% of total assets for temporary defensive purposes. Fixed Income Fund has a fundamental investment restriction providing that it may borrow money only from banks and only for temporary or emergency purposes in an amount up to 10% of the value of its total assets.

         ILLIQUID SECURITIES. Under current SEC policy, open-end funds may not invest more than 15% of their net assets in illiquid securities, while closed-end funds are not subject to such a restriction. Each of the Piper Funds has a nonfundamental investment restriction permitting it to invest up to 35% of its total assets in illiquid securities. Fixed Income Fund has a nonfundamental investment restriction permitting it to invest up to 15% of its net assets in illiquid securities. Certain "restricted" securities issued pursuant to exemptions from registration may be deemed liquid for purposes of these restrictions.

         VALUATION TIMING. The Piper Funds currently calculate net asset values of their shares on a weekly basis as of the closing time on the New York Stock Exchange (the "NYSE"). Fixed Income Fund computes its net asset value as of the earlier of the close of the NYSE or 3:00 p.m. central time on each day the NYSE and federally-chartered banks are open for business, provided that net asset value need not be determined for shares of Fixed Income Fund on days when no shares of Fixed Income Fund are tendered for redemption and no order for shares of Fixed Income Fund is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of Fixed Income Fund's shares. The price per share for purchases or redemptions is such value next computed after the transfer agent for Fixed Income Fund or authorized financial institution receives a purchase order or redemption request.

             INFORMATION RELATING TO THE INTERIM ADVISORY AGREEMENTS

         THE MERGER OF PIPER JAFFRAY COMPANIES INC. AND U.S. BANCORP. On May 1, 1998, pursuant to an Agreement and Plan of Merger dated as of December 14, 1997 (the "Merger Agreement"), U.S. Bancorp acquired Piper Jaffray and its direct and indirect subsidiaries (including Piper Capital) by merging Cub Acquisition Corporation (the "Merger Subsidiary") with and into Piper Jaffray. The Merger Subsidiary was a wholly owned subsidiary of U.S. Bancorp, organized for the purpose of participating in the Holding Company Merger. On the date and at the time when the Holding Company Merger became effective (the "Effective Time"), the Merger Subsidiary merged into Piper Jaffray with Piper Jaffray as the surviving corporation and a wholly owned subsidiary of U.S. Bancorp.

         At the Effective Time, each issued and outstanding share of the common stock, $1.00 par value, of Piper Jaffray, other than treasury shares and dissenters' shares, was converted into the right to receive $37.25 in cash, without interest thereon. Shares of Piper Jaffray common stock held by Piper Jaffray or any of its subsidiaries and shares of Piper Jaffray common stock the holders of which perfected their dissenters' rights to payment under Delaware law immediately prior to the Effective Time were excluded from this conversion.

         The officers and directors of Piper Capital had no interest in the Holding Company Merger other than as a result of their ownership of shares of Piper Jaffray common stock. The officers and directors of U.S. Bank had no interest in the Holding Company Merger.

         As a result of the Holding Company Merger, Piper Capital, the investment adviser to the Piper Funds, became an indirect wholly owned subsidiary of U.S. Bancorp. In accordance with the terms of the Old Advisory Agreements, and consistent with the requirements of the 1940 Act, this change in control of Piper Capital resulted in the automatic and immediate termination of the Old Advisory Agreements. The Old Advisory Agreement for AGF was dated March 14, 1988, was adopted by the sole shareholder of AGF prior to commencement of operations, and was last approved by the Board of Directors of AGF on May 23, 1997. The Old Advisory Agreement for AAF was dated July 27, 1988, was adopted by the sole shareholder of AAF prior to commencement of operations, and was last approved by the Board of Directors of AAF on May 23, 1997. The Old Advisory Agreement for OIF was dated September 1, 1989, was adopted by the sole shareholder of OIF prior to commencement of operations, and was last approved by the Board of Directors of OIF on May 23, 1997. The table under "Comparison of Fixed Income Fund and Piper Funds -- Investment Advisory Fees and Total Expense Ratios" shows the contractual rate that Piper Capital is entitled to receive under the Old Advisory Agreements. (Piper Capital did not waive any fees during such fiscal year under the Old Advisory Agreements.) For the advisory fees paid to Piper Capital for the latest fiscal year, see "-- Information about Piper Capital."

         To better ensure that the automatic termination of the Old Advisory Agreements would not disrupt the investment advisory services provided to the Piper Funds, Piper Capital and the Piper Funds filed an exemptive application with the SEC on March 12, 1998. This Application requested that the SEC permit Piper Capital to act as investment adviser to the Piper Funds after the termination of the Old Advisory Agreements, but prior to obtaining shareholder approval, under the Interim Advisory Agreements. The application also requested that the SEC permit Piper Capital to receive fees (which are currently held in escrow) under the respective Interim Advisory Agreement, subject to approval of such agreements by the shareholders of the respective Piper Funds at a meeting to be held no later than August 31, 1998. In connection with this application, Piper Capital agreed to take steps to ensure that the scope and quality of the investment advisory services will be the same during the Interim Period as previously provided under the Old Advisory Agreements. The requested Order was granted by the SEC on April 21, 1998.

         THE INTERIM ADVISORY AGREEMENTS. As a result of the automatic termination of the Old Advisory Agreements as described above, the Directors of the Piper Boards are proposing that the shareholders of AGF, AAF and OIF ratify and approve the respective Interim Advisory Agreements. The Interim Advisory Agreements each became effective on May 1, 1998, the effective time of the Holding Company Merger. Pending such ratification and approval, in accordance with the conditions of the Order, all fees payable by the Piper Funds under the Interim Advisory Agreements are being held in escrow. Such escrowed fees attributable to a Piper Fund under an Interim Advisory Agreement will be received by Piper Capital only if the applicable Interim Advisory Agreement is ratified and approved by the shareholders of that Piper Fund. If ratified and approved, the Interim Advisory Agreements will continue in effect for an initial period of two years and thereafter for successive one-year terms, subject to certain annual approval requirements, or until the Closing (which, subject to various conditions described herein, is expected to occur on or about August 31,
1998), whichever occurs earlier. In the event that one of the Interim Advisory Agreements is not ratified and approved with respect to the applicable Piper Fund, in accordance with the conditions of the Order the escrowed fees payable by that Piper Fund will be returned to such Piper Fund and the applicable Piper Board will consider what actions should be taken with respect to management of the assets of such Piper Fund until a new investment advisory agreement is approved by the shareholders of such Piper Fund or the Reorganization occurs.

         The terms of the Interim Advisory Agreements, which are more fully described below, are substantially identical to the terms of the Old Advisory Agreements, except for (i) the effective date, (ii) the termination date, and
(iii) inclusion of a provision requiring that all fees payable by each Piper Fund under the Interim Advisory Agreements be held in escrow until the Agreement is approved by that Piper Fund's shareholders. The advisory fee rates payable under the Interim Advisory Agreements are identical to those payable under the Old Advisory Agreements. Copies of the Interim Advisory Agreements are attached to this Combined Proxy Statement/Prospectus as Appendices I, II and III.

         Pursuant to the Interim Advisory Agreements, Piper Capital agrees to manage the affairs, business and the investment of the assets of the Piper Funds. Piper Capital, at its own expense, furnishes suitable office space, equipment and personnel for servicing the investments of the Piper Funds. In addition, Piper Capital arranges for officers, employees or other "affiliated persons" (as defined in the 1940 Act) of Piper Capital to serve without compensation from the Piper Funds as directors, officers or employees of the Piper Funds, if duly elected to such positions by the shareholders or directors of the Piper Funds.

         Under the Interim Advisory Agreements, Piper Capital is free to render services to others similar to those rendered under such Interim Advisory Agreements or of a different nature except as such services may conflict with the services to be rendered or duties to be assumed thereunder.

         Each Interim Advisory Agreement provides that it will terminate immediately in the event of an assignment and that each is terminable at any time without penalty by such Piper Fund (either by vote of the applicable Piper Board or by vote of a majority of the outstanding shares of such Piper Fund), or by Piper Capital, on 60 days' written notice. To the extent required by the 1940 Act, the Interim Advisory Agreements may not be amended as to a Piper Fund without the approval of the shareholders of such Piper Fund.

         Each Interim Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of those members of the Board of Directors of the applicable Piper Fund who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Board of Directors or a vote of a majority of the outstanding shares of the applicable Piper Fund.

         As investment adviser to the Piper Funds, Piper Capital receives research services from broker-dealers that execute portfolio transactions for the Piper Funds. In selecting brokers to execute portfolio transactions for the Piper Funds, Piper Capital seeks to obtain the best price and execution of orders. When consistent with these criteria, business may be placed with broker-dealers who furnish investment research services to Piper Capital. Such research services are used by Piper Capital in carrying out its investment management responsibilities with respect to its client accounts generally, but not necessarily in connection with the applicable Piper Fund.

         INFORMATION ABOUT PIPER CAPITAL. In addition to acting as the investment adviser for the Piper Funds, Piper Capital also serves as investment adviser to other investment companies, and to various other concerns, including pension and profit-sharing funds, corporate funds and individuals. Piper Capital is a registered investment adviser under the Investment Advisers Act of 1940 and is an indirect wholly owned subsidiary of U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402. U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota with a geographic service area spanning 17 states.

         In addition to serving as the investment adviser to the Piper Funds, Piper Capital acts as the investment adviser to a number of other closed-end investment companies and series of open-end investment companies that have investment objectives similar to those of the Piper Funds. For the closed-end investment companies listed below, Piper Capital also serves as the companies' administrator. Piper Capital is entitled to receive advisory and administration fees from such investment companies or series thereof as follows:

                                                                          Advisory Fee         Administration Fee
                                              Net Assets as of          (as a percentage        (as a percentage
Name of Fund                                   March 31, 1998            of net assets)          of net assets)
------------                                   --------------            --------------          --------------
                                               (in thousands)
American Strategic Income
     Portfolio Inc. ("ASP")                           $61,193               *see below                 0.20%
American Strategic Income
     Portfolio Inc.--II ("BSP")                      $234,151               *see below                 0.20%
American Strategic Income
     Portfolio Inc.--III ("CSP")                     $299,349               *see below                 0.20%
Government Income Fund
     (Series of Piper Funds Inc.)                     $62,602                  **0.50%                   N/A
Intermediate Bond Fund
     (Series of Piper Funds Inc.)                     $59,184                 ***0.30%                   N/A

The Americas Income Trust Inc.                        $29,515                    0.50%                 0.20%

Highlander Income Fund Inc.                           $60,118                    0.60%                 0.15%

American Select Portfolio Inc.                       $154,317                    0.50%                 0.20%
---------------


* Piper Capital receives a monthly management fee from each of ASP, BSP and CSP equal to the sum of .01667% of the average weekly net assets of such fund during the month (approximately .20 of 1% on an annual basis) and 4.50% of the daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by such fund) accrued by such fund during the month, but such monthly management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis).

**   Annual rate of 0.50% on first $250,000,000; 0.45% on next $250,000,000; and
     0.40% on average daily net assets over $500,000,000.

***  Annual rate of 0.30% on first $100,000,000; 0.25% on next $150,000,000; and
     0.20% on average daily net assets over $250,000,000.

         Piper Capital has not waived, reduced or otherwise agreed to reduce its compensation under any contract applicable to the above investment companies or series thereof.

         Under its investment advisory agreements with AGF and AAF, Piper Capital receives a monthly investment management fee in an amount equal to an annualized rate of 0.30% of the fund's average weekly net assets and 5.25% of the daily gross income (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, subject to a monthly maximum of 1/12th of 0.60% of the fund's average weekly net assets during the month (approximately 0.60% on an annual basis). Under its investment advisory agreement with OIF, Piper Capital receives a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month, subject to a monthly maximum of 1/12th of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For fiscal year ended October 31, 1997, AGF, AAF and OIF paid investment advisory fees in the respective amounts of $734,734, $994,849 and $785,369 to Piper Capital.

         As of March 31, 1998, Piper Capital had approximately $12.8 billion under management. The address of Piper Capital is 222 South Ninth Street, Minneapolis, Minnesota 55402. Appendix IV to this Combined Proxy
Statement/Prospectus identifies the principal executive officer and the directors of Piper Capital.

         No officer or director of the Piper Funds is an officer, employee, director, general partner or shareholder of Piper Capital or any of its affiliates. In addition, no officer or director of the Piper Funds has any material interest in any material transaction in which Piper Capital or its affiliates is a party.

         ADMINISTRATION AGREEMENTS. Piper Capital also serves as each Piper Fund's administrator pursuant to an Administration Agreement between Piper Capital and each Piper Fund. Under each Administration Agreement, Piper Capital is required to manage the respective Piper Fund's business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide other administrative services.

         For the services rendered to the Piper Funds and related expenses borne by Piper Capital in its capacity as the Piper Funds' administrator and not paid by the Piper Funds, each Piper Fund currently pays Piper Capital an administrative fee, calculated weekly and paid monthly, at an annual rate of 0.20% of such Piper Fund's average weekly net assets. For fiscal year ended October 31, 1997, AGF, AAF and OIF paid administration fees in the respective amounts of $244,911, $331,616 and $294,871 to Piper Capital.

         AFFILIATED BROKER COMMISSIONS. During the fiscal year ended October 31, 1997, the Piper Funds paid no brokerage commissions to affiliates of Piper Capital.

         SECTION 15(f) OF THE 1940 ACT. Piper Capital and U.S. Bank have agreed to use their best efforts to meet the requirements for the statutory exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitute a "change in control" of the adviser. The statutory exemption under Section 15(f) is available provided two conditions are satisfied: (1) for a three-year period following the transaction, each of the Piper Funds or their successors (which, assuming the Reorganization is consummated, may include FAIF) maintains a Board of Directors at least 75% of whose members are not "interested persons," as that term is defined in the 1940 Act, of the predecessor or successor investment adviser; and (2) no "unfair burden" is imposed on the Piper Funds as a result of the transaction. As defined in the 1940 Act, an "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of, the investment company (other than fees for bona fide principal underwriting services provided to the investment company). Piper Capital and U.S. Bank have agreed that no such prohibited compensation arrangements will be entered into in connection with either the Holding Company Merger or the Reorganization.

         APPROVAL OF THE PIPER BOARDS. As described above, the Old Advisory Agreements that were previously in effect for the Piper Funds automatically terminated on May 1, 1998 as a result of the Holding Company Merger. In anticipation of this termination, and in order to minimize any potential disruption of the advisory services provided to the Piper Funds, on January 21, 1998 the Piper Boards authorized the filing of the exemptive application described above with the SEC in order to permit Piper Capital to act as investment adviser to the Piper Funds on and after May 1, 1998 but prior to obtaining shareholder approval. In addition, at a meeting held April 13, 1998, the Piper Boards, including all of the Directors who are not interested persons (as that term is defined in the 1940 Act) of Piper Capital or the Piper Funds (the "Non- Interested Directors"), approved each Interim Advisory Agreement with Piper Capital that became effective upon the consummation of the Holding Company Merger on May 1, 1998. If approved by shareholders of the respective Piper Funds at the Meeting, these Interim Advisory Agreements will continue in effect either
(i) for an initial period of two years from the effective date of such agreements and thereafter for successive one-year terms, subject to certain annual approval requirements, or (ii) until the consummation of the Reorganization applicable to such Piper Fund.

         In considering whether to approve the Interim Advisory Agreements and submit them to shareholders for their approval, the Piper Boards considered the following factors: (i) representations of Piper Capital that it would provide investment advisory and other services to the Piper Funds of a scope and quality at least the scope and quality previously provided by it to the Piper Funds;
(ii) the substantially identical terms and conditions contained in the Interim Advisory Agreements as compared to the corresponding Old Advisory Agreements; and (iii) representations by Piper Capital that in the event of any material change in personnel providing services under an Interim Advisory Agreement during the Interim Period, the Piper Boards would be consulted for the purpose of assuring themselves that the services provided would not be diminished in scope or quality. Additionally, the Piper Boards considered the benefits that would be obtained by the Piper Funds in maintaining continuity of investment advisory services for the Piper Funds during the Interim Period, and determined that continuity was advantageous to the Piper Funds as it would minimize any potential disruption in the advisory services provided to the Piper Funds resulting from the Holding Company Merger.

         Based on the foregoing factors, the Piper Boards concluded that approval of the Interim Advisory Agreements was in the best interests of the Piper Funds and their shareholders. The Piper Boards considered the confluence of all the factors mentioned above in arriving at their conclusion and no one factor was given any greater weight than any of the others. The Piper Boards further concluded that entering into the Interim Advisory Agreements would be reasonable and fair considering that: (i) the fees to be paid, and the services to be provided therefor, would be unchanged from the Old Advisory Agreements;
(ii) the fees would be maintained in an interest-bearing escrow account until payment was approved or disapproved by shareholders of the Piper Funds; (iii) because of the relatively short period for the consummation of the Holding Company Merger, there was insufficient time to seek prior shareholder approval of the Interim Advisory Agreements; and (iv) the non-payment of investment advisory fees during the Interim Period would be an unduly harsh result to Piper Capital in view of the services provided by it to the Piper Funds, and the expenses incurred in connection with such services, under the Interim Advisory Agreements.

         AGF, AAF and OIF will vote separately with respect to the approval of their respective Interim Advisory Agreements. THE PIPER BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH PIPER FUND RATIFY AND APPROVE THE APPLICABLE INTERIM ADVISORY AGREEMENT AND THE RECEIPT OF INVESTMENT ADVISORY FEES BY PIPER CAPITAL UNDER SUCH AGREEMENT.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

         The terms and conditions of the Reorganization are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Appendix V to this Combined Proxy Statement/Prospectus.

         DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that at the Closing the assets and liabilities of each of the Piper Funds will be transferred to Fixed Income Fund in exchange for full and fractional Class A Shares of Fixed Income Fund.

         The Class A Shares issued by Fixed Income Fund in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the common shares of the Piper Funds that are outstanding immediately before the Closing. Immediately after the Closing, the Piper Funds will distribute the shares of Fixed Income Fund received in the Reorganization to their shareholders in liquidation of the Piper Funds. Each shareholder owning common shares of a Piper Fund at the Closing will receive Class A Shares of Fixed Income Fund of equal net aggregate asset value.

         Prior to the Reorganization, each of the Piper Funds will make one or more distributions of all of its net income and net realized capital gains for the current taxable year that have not previously been distributed. For shareholders participating in the dividend reinvestment plans of the Piper Funds, these distributions will be reinvested in shares of the applicable Piper Fund only if they are made prior to the suspension of share trading on the New York Stock Exchange. (Trading will be suspended for a period of time prior to the Closing.) Otherwise, the distributions will be made in cash. These cash distributions will be taxable to all Piper Fund shareholders who are subject to taxation.

         As soon as practicable after the Closing, Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Piper Funds, will send a notice and transmittal form to each record holder of Piper Fund common shares as of the Closing advising such holder of the effectiveness of the Reorganization and of the procedure for surrendering to IFTC his or her certificates formerly evidencing common shares of the applicable Piper Fund. SHAREHOLDERS SHOULD NOT SEND IN THEIR SHARE CERTIFICATES UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL FORM AND INSTRUCTIONS FROM IFTC. Ownership of Fixed Income Fund shares by former Piper Fund shareholders will be recorded in book-entry form, and Fixed Income Fund will issue confirmations to such shareholders setting forth the number and net asset value of Fixed Income Fund shares held by such shareholders. Fixed Income Fund will not issue share certificates. Any share certificates not submitted to IFTC within three months after the Closing will be automatically deemed submitted and then canceled and recorded in book-entry form.

          After the Closing, the Piper Funds will wind up their affairs and be deregistered as investment companies under the 1940 Act.

         The Reorganization is subject to a number of conditions, including: approval of the Reorganization Agreement by the shareholders of at least one of the Piper Funds; the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of counsel to FAIF that the Fixed Income Fund shares issued in the Reorganization will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; and the parties' performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing will be effective on August 31, 1998 or such other date as agreed to by the parties.

         U.S. Bank has undertaken to bear any Reorganization expenses incurred by the Piper Funds and Fixed Income Fund, not including the standard costs related to an annual meeting of the Piper Funds (based on the costs related to the 1997 Annual Meeting of the Piper Funds) and share registration expenses.

         The Reorganization of each of the Piper Funds may be abandoned at any time prior to the Closing upon the mutual consent of such Piper Fund and FAIF, or by such Piper Fund or FAIF if determined by the applicable Board of Directors that proceeding with the Reorganization is inadvisable. The Reorganization Agreement provides further that at any time before or (to the extent permitted by law) after approval of the agreement by the shareholders of a Piper Fund (i) the parties may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend any of the provisions of the Reorganization Agreement, and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders).

         PIPER BOARD CONSIDERATIONS. At a meeting held February 13, 1998, the Piper Boards were advised that U.S. Bank was considering the possibility of consolidating the Piper Funds with Fixed Income Fund following the Holding Company Merger. Following that meeting, U.S. Bank provided information requested by the Piper Boards relating to the possible consolidation of the two fund groups. This information was reviewed in detail by the Piper Boards at a meeting held on April 27, 1998, at which the proposal that the Piper Funds be reorganized into Fixed Income Fund, as set forth in the Reorganization Agreement, was approved by the Piper Boards.

         During its deliberations, the Piper Boards (with the advice and assistance of independent counsel) reviewed, among other things: (i) the potential effect of the Reorganizations on the shareholders of the Piper Funds;
(ii) the investment management capabilities of U.S. Bank; (iii) the capabilities of the administrator, distributor and other service providers to Fixed Income Fund; (iv) the systems capabilities of U.S. Bank to provide shareholder servicing, reporting and systems integration with related programs for Piper Funds shareholders; (v) the distribution channels used and to be used by Fixed Income Fund; (vi) the investment advisory and other fees paid by Fixed Income Fund, and the projected expense ratios (contractual) of Fixed Income Fund as compared to the historical expense ratios of the Piper Funds; (vii) the expected cost savings for AFG and AAF as a result of the Reorganization; (viii) the investment objectives, policies, limitations and risks of Fixed Income Fund and their relative compatibility with those of the Piper Funds as discussed further in this Combined Proxy Statement/Prospectus; (ix) the historical investment performance records of the Piper Funds and Fixed Income Fund; (x) the prospects for asset growth and market viability of the Piper Funds and Fixed Income Fund;
(xi) the terms and conditions of the Reorganization Agreement, including those provisions that were intended to avoid dilution of the interests of the Piper Funds shareholders; (xii) the anticipated tax treatment of the Reorganization for the respective Piper Funds and their shareholders; and (xiii) the effect on Piper Fund shareholders of a change from a closed-end investment company to a series of an open-end investment company, including the potential benefits to shareholders associated with elimination through the Reorganization of the market discount at which the shares of the Piper Funds currently trade.

         The Piper Boards also noted U.S. Bank's offer to pay the expenses incurred by the Piper Funds and FAIF in connection with the Reorganization (not including the standard costs related to an annual meeting of the Piper Funds). In addition, the Piper Boards considered U.S. Bank's written commitment that, for two years following the closing, it will waive fees and reimburse expenses to the extent necessary so that Class A Shares of Fixed Income Fund will not have an annual total fund operating expense ratio in excess of 0.95% of average daily net assets. For the fiscal year ended October 31, 1997, AGF, AAF and OIF had total fund operating expense ratios (excluding interest expense) of 1.02%, 0.98% and 0.92%, respectively, and total fund operating expense ratios (including interest expense) of 1.49%, 1.47% and 1.71%, respectively. In their deliberations, the Piper Boards also considered that: (i) generally open-end funds have higher total fund operating expense ratios than closed-end funds;
(ii) alternative structures such as reorganizing each Piper Fund into separate open-end investment companies; and (iii) the fact that FAIF already had a distribution plan pursuant to Rule 12b-1 of the 1940 Act in effect.

         The Piper Boards also considered the limitations on the use of the capital loss carryovers of AGF, AAF and OIF that would result from the Reorganization (see "Federal Income Tax Treatment" below) and the likelihood that such capital loss carryovers would be utilized by each Piper Fund.

         After consideration of all of the factors described above, the Piper Boards determined that the Reorganization Agreement was in the best interests of the shareholders of the respective Piper Funds, and that the interests of the shareholders of the Piper Funds would not be diluted as a result of the Reorganization. The Piper Boards considered the confluence of all the factors mentioned above in arriving at their decision to approve the Reorganization and no one factor was given any greater weight than any of the others.

         The Piper Boards considered the confluence of all the factors mentioned above in arriving at its decision to approve the Reorganization and no one factor was given any greater weight than any of the others.

         The Board of Directors of FAIF also determined after considering the factors discussed above with respect to the Piper Board's deliberations, that the Reorganization is in the best interest of Fixed Income Fund and that the interests of the existing shareholders of Fixed Income Fund will not be diluted as a result thereof.

         CAPITALIZATION. The following table sets forth the unaudited capitalization of the Piper Funds as of March 31, 1998 and as adjusted to give effect to the Reorganization of all of the Piper Funds into Fixed Income Fund. The pro forma financial information is based on the assumption that each Piper Fund will approve the Reorganization.

                                                  Fixed
                                                  Income                                                Pro Forma
                                                   Fund          AGF           AAF          OIF         Combined
                                                ----------      -------     --------     --------       ----------
Class A Shares/Common
   Shares (1)
   Net assets (in thousands)...............        $11,435      $94,212     $127,794     $113,905         $347,346
   Net asset value per share...............         $11.12        $5.86        $6.96        $6.70           $11.12
   Shares outstanding (in thousands).......          1,028       16,081       18,358       16,990           31,237



Class B Shares (2)
   Net assets (in thousands)...............        $16,068           --           --           --          $16,068
   Net asset value per share...............         $11.07           --           --           --           $11.07
   Shares outstanding (in thousands).......          1,452           --           --           --            1,452

Class Y Shares (2)
   Net assets (in thousands)...............     $1,131,938           --           --           --       $1,131,938
   Net asset value per share...............         $11.12           --           --           --           $11.12
   Shares outstanding (in thousands).......        101,784           --           --           --          101,784

Total Net Assets...........................     $1,159,441      $94,212     $127,794     $113,905       $1,495,352


(1) Class A Shares of Fixed Income Fund and Common Shares of AGF, AAF and OIF.
(2) Not offered by the Piper Funds.

Based on the above capitalization table, shareholders holding one share of AGF, AAF and OIF would receive .53, .63 and .60 shares, respectively, of Fixed Income Fund upon effectiveness of Reorganization.

         FEDERAL INCOME TAX TREATMENT. Consummation of the Reorganization with respect to each of the Piper Funds is subject to the condition that each of the Piper Funds and FAIF receive an opinion from Dorsey & Whitney LLP, counsel to FAIF, to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of each of the Piper Funds to Fixed Income Fund in exchange for shares of Fixed Income Fund and the distribution of these shares of Fixed Income Fund to shareholders of each of the Piper Funds, as described in the Reorganization Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) or Section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no income, gain or loss will be recognized by any of the Piper Funds as a result of these transactions; (iii) no income, gain or loss will be recognized by Fixed Income Fund as a result of these transactions; (iv) no income, gain or loss will be recognized by the shareholders of each of the Piper Funds on the distribution to them of shares of Fixed Income Fund in exchange for their shares of the Piper Funds (but shareholders of a Piper Fund subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Piper Fund which are distributed by such Piper Fund prior to the Closing); (v) the tax basis of Fixed Income Fund shares received by a shareholder of a Piper Fund will be the same as the tax basis of the shareholder's Piper Fund shares immediately before the Reorganization; (vi) the tax basis to Fixed Income Fund of the assets of the Piper Funds received pursuant to the Reorganization will be the same as the tax basis of the assets in the hands of the Piper Funds immediately before the Reorganization; (vii) a shareholder's holding period for Fixed Income Fund shares will be determined by including the period for which the shareholder held the Piper Funds shares exchanged therefor, provided the shareholder held the Piper Funds shares as a capital asset; (viii) Fixed Income Fund's holding period with respect to the assets received in the Reorganization will include the period for which the assets were held by each of the Piper Funds provided that the Piper Funds held such assets as capital assets; and (ix) Fixed Income Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of each of the Piper Funds immediately before the Reorganization.

         As of October 31, 1997, AGF had capital loss carryovers of $36,864,653, due to expire between 2002 and 2005, AAF had capital loss carryovers of $61,197,539, due to expire between 2002 and 2004, and OIF had capital loss carryovers of $63,766,560, due to expire between 2001 and 2005. As a result of the Reorganization, each fund's ability to use these capital loss carryovers to offset its net capital gains will be limited. Generally, the amount of a Piper Fund's capital loss carryovers that Fixed Income Fund will be able to use to offset net capital gains in any future year will be limited to the value of the outstanding shares of the Piper Fund at the time of its Reorganization multiplied by the federal long-term tax-exempt interest rate in effect at the time of the reorganization. Based on the value of each

Piper Fund's outstanding shares as of March 31, 1998, and the long-term tax-exempt interest rate in effect for May 1998, the maximum amount of each Piper Fund's capital loss carryovers that Fixed Income Fund will be able to use in any post- Reorganization taxable year is $4,804,832 for AGF, $6,517,478 for AAF and $5,809,135 for OIF.

         FAIF and the Piper Funds have not sought, and do not intend to seek, a ruling from the Internal Revenue Service ("IRS") concerning the tax treatment of the Reorganization. The opinion of counsel is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders may wish to consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including state and local income tax consequences.

               COMPARISON OF FIXED INCOME FUND AND THE PIPER FUNDS

         INVESTMENT OBJECTIVES AND POLICIES. The investment objectives of Fixed Income Fund are, in general, similar to those of the Piper Funds. However, the policies and restrictions of AGF, AAF, OIF and Fixed Income Fund are different, as noted above under "Summary -- Overview of Fixed Income Fund and Piper Funds." Other differences in the investment objectives, and in certain significant investment policies and restrictions, are discussed in Appendix VI to this Combined Proxy Statement/Prospectus.

         Additional information with respect to the investment policies and restrictions of Fixed Income Fund is included in the prospectus for the Class A Shares of Fixed Income Fund, which accompanies this Combined Proxy Statement/Prospectus.

         Shareholders also should review the section captioned "Principal Risk Factors" above, which provides information concerning certain risks associated with investments in the respective Piper Funds and Fixed Income Fund. Comparative information concerning the effective durations, holdings of mortgage-backed securities, and use of certain investment techniques of the Piper Funds and Fixed Income Fund also is set forth in that section.

         INVESTMENT ADVISORY FEES AND TOTAL EXPENSE RATIOS. After the Reorganization, U.S. Bank will serve as the investment adviser to Fixed Income Fund, at the fee rates stated in the table below.

         The table below shows the current fees and expenses that the shareholders of the Piper Funds incurred during the most recent fiscal year, and that shareholders of Fixed Income Fund can expect to bear if shareholders of the Piper Funds approve the Merger. U.S. Bank has agreed that, for two years following the Closing, it will waive fees and reimburse expenses of Fixed Income Fund to the extent necessary to maintain Class A Shares of Fixed Income Fund's total fund operating expense ratio not in excess of 0.95% of average daily net assets. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEES AND EXPENSES OF THE PIPER FUNDS AND FIXED INCOME FUND

                                                                                                       Pro Forma
                                                                                                     Fixed Income
                                             Fixed Income Fund                                           Fund
                                              Class A Shares      AGF          AAF          OIF     Class A Shares
                                              --------------      ---          ---          ---     --------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price)....................................      3.75% (2)       (1)          (1)          (1)          3.75% (2)
Maximum Sales Charge Imposed on
  Reinvested Dividends......................      None            N/A          N/A          N/A          None
Deferred Sales Charge (as a percentage
  of redemption proceeds)...................      None            N/A          N/A          N/A          None
Redemption Fees.............................      None            N/A          N/A          N/A          None
Exchange Fees...............................      None            N/A          N/A          N/A          None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment Advisory Fees....................      0.52% (5)      0.60% (3)    0.60% (3)    0.53%(4)      0.52% (5)
Rule 12b-1 Fees.............................      0.25% (6)       N/A          N/A          N/A          0.25% (6)
Other Expenses (7)..........................      0.18%          0.42%        0.38%        0.39%         0.18%
Total Fund Operating Expenses (7)
  (after fee waivers for Fixed
  Income Fund)..............................      0.95% (5)      1.02%        0.98%        0.92%         0.95% (5)

--------------------
1 Shareholders purchasing shares of a Piper Fund in the initial public offering paid a sales load of 7.00%. Thereafter, shares have been purchased through brokers at market price plus brokerage commission.
2 No sales charge will be imposed on Fixed Income Fund Class A Shares acquired pursuant to the Reorganization. Subsequent purchases of Fixed Income Fund Class A Shares will be subject to a maximum front-end sales charge of 3.75%.
3 For AGF and AAF, Piper Capital receives a monthly investment management fee in an amount equal to an annualized rate of 0.30% of the fund's average weekly net assets and 5.25% of the daily gross income (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund) accrued by the fund during the month, subject to a monthly maximum of 1/12th of 0.60% of the fund's average weekly net assets during the month (approximately 0.60% on an annual basis).
4 For OIF, Piper Capital receives a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month, subject to a monthly maximum of 1/12th of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis).
5 After voluntary fee waivers by U.S. Bank. Absent such fee waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.70% and total fund operating expenses would be 1.13%.
6 Of this amount, 0.25% is designated as a shareholder servicing fee and none as a distribution fee.
7   Does not include interest expense of AGF, AAF and OIF.

Examples:

         An investor would pay the following expenses on a $1,000 investment, assuming (1) for Fixed Income Fund, payment of the maximum applicable sales charge, (2) 5% annual return and (3) for Fixed Income Fund, redemption at the end of each time period:

                                                                                                     Pro Forma
                                      Fixed Income Fund                                          Fixed Income Fund
                                       Class A Shares      AGF(1)       AAF(1)      OIF(1)        Class A Shares
                                       --------------      ------       ------      ------        --------------
1 year..............................          $47           $10           $10           $9               $47
3 years.............................          $67           $32           $31          $29               $67
5 years.............................          $88           $56           $54          $51               $88
10 years............................         $150          $125          $120         $113              $150


1 The dollar amounts do not reflect any sales charge because shares of closed-end funds are purchased without a sales charge. However, purchases of such shares are normally subject to a brokerage commission. If purchases included a 7.00% sales load, similar to the underwriting discount on shares purchased in the initial public offering, the dollar amounts for the 1, 3, 5 and 10-year periods would be as follows: for AGF, $80, $100, $122 and $186; for AAF, $79, $99,
         $120 and $182; and for OIF, $79, $97, $117 and $175.

         INVESTMENT ADVISORY AGREEMENTS. After the Closing, U.S. Bank will serve as the investment adviser for Fixed Income Fund pursuant to Fixed Income Fund's investment advisory agreement. As set forth in table above, the contractual advisory fee rate of Fixed Income Fund is higher than the maximum amount payable under AGF's and AAF's investment advisory agreements. In addition, there are certain differences between the Interim Advisory Agreements and Fixed Income Fund's investment advisory agreement. The significant differences between these agreements are summarized and compared in Appendix VII to this Combined Proxy Statement/Prospectus.

         PORTFOLIO MANAGEMENT. Bruce Salvog and Tom McGlinch are primarily responsible for the management of AGF, AAF and OIF. Following the Reorganization, Bruce Salvog, David Steele, Martin Jones, Lucille Rehkamp, and Mark Green will be primarily responsible for the management of Fixed Income Fund. Information about the management of Fixed Income Fund is contained in the Class A Shares prospectus for Fixed Income Fund which accompanies this Combined Proxy Statement/Prospectus.

         INFORMATION ABOUT U.S. BANK AND OTHER SERVICE PROVIDERS. U.S. Bank acts as the investment adviser to Fixed Income Fund through its First American Asset Management group. U.S. Bank has acted as an investment adviser to FAIF since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of December 31, 1997, U.S. Bank managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Fund family. U.S. Bank is a wholly-owned subsidiary of U.S. Bancorp. The address of U.S. Bank and U.S. Bancorp is 601 Second Avenue South, Minneapolis, MN 55402. U.S. Bank is a national banking association organized under the laws of the United States and, as such, is exempt from registration as an investment adviser under the Investment Advisers Act of 1940.

         The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisers to registered investment companies, subject to a number of terms and conditions.

         Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that U.S. Bank and its affiliates are not prohibited from performing the services contemplated by Fixed Income Fund's investment advisory agreement and the prospectus for Fixed Income Fund. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, U.S. Bank and its affiliates might be prohibited from continuing these arrangements. In that event, it is expected that the FAIF Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

         The Piper Funds and Fixed Income Fund employ the same independent auditors, but the other service providers for the Piper Funds and Fixed Income Fund are different, as set forth in the following table.

SERVICE PROVIDERS FOR PIPER FUNDS AND FIXED INCOME FUND

                     PIPER FUNDS                              FIXED INCOME FUND
                     -----------                              -----------------
Adviser              Piper Capital                            U.S. Bank
Distributor          None                                     SEI Investments Distribution Co.
Administrator        Piper Capital                            SEI Investments Management Corporation
Transfer Agent       Investors Fiduciary Trust Company        DST Systems, Inc.
Custodian            Investors Fiduciary Trust Company        U.S. Bank
Independent
  Auditors           KPMG Peat Marwick LLP                    KPMG Peat Marwick LLP

         Piper Capital maintains offices at 222 South Ninth Street, Minneapolis, Minnesota 55402-3804. SEI Investments Distribution Co. and SEI Investments Management Corporation, wholly owned subsidiaries of SEI Investments Company, are located at Oaks, Pennsylvania 19456. Investors Fiduciary Trust Company's custodian and accounting agent offices are located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105. Its transfer agent offices are located at 1004 Baltimore Avenue, Kansas City, Missouri 64105. DST Systems, Inc. is located at 1004 Baltimore, Kansas City, Missouri 64105.

         ADMINISTRATION AGREEMENT. Under FAIF's Amended and Restated Administration Agreement, dated July 1, 1997 (the Administration Agreement"), SEI Investments Management Corporation (the "Administrator") performs administrative services in connection with the operation of the funds of FAIF, including providing each fund with regulatory reporting, accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the funds. The Administration Agreement has an initial term of two years (the "Initial Term") and will automatically renew for an additional one year upon achievement of certain written service level standards (as described in the Administration Agreement). The Administration Agreement may be terminated by FAIF: (i) for any reason on six months prior written notice; (ii) in the event of the Administrator's bankruptcy or insolvency; (iii) in the event of a conviction of the Administrator for criminal activity; (iv) if in any consecutive six-month period the average cumulative Service Level Percentage (as defined in the Administration Agreement) is less than 50%; (v) if the Administrator has materially failed to perform its responsibilities under the Administration Agreement; or (vi) by delivery to the Administrator of written notice of termination delivered no less than 180 days prior to the end of the

Initial Term. The Administration Agreement may be terminated by the Administrator by delivery to FAIF of written notice: (i) if FAIF has materially failed to perform its responsibilities under the Administration Agreement and such material failure has not been cured within 45 days after written notice is received by FAIF specifying the nature of the failure; or (ii) by delivery to FAIF of written notice of termination delivered no less than 180 days prior to the end of the Initial Term.

         U.S. Bank assists the Administrator and provides sub-administration services for the FAIF funds, including Fixed Income Fund. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of the applicable fund's average daily net assets.

         SHARE STRUCTURE. AGF and AAF are registered as non-diversified closed-end management investment companies. OIF is registered as a diversified closed-end management investment company. FAIF is registered as an open-end management investment company under the 1940 Act and offers its shares in a number of separate investment portfolios, or "funds." Fixed Income Fund is a diversified fund under the 1940 Act.

         Each Piper Fund is organized as a corporation under the laws of the State of Minnesota and is subject to the provisions of its Articles of Incorporation and Bylaws, as amended. AGF and AAF each is authorized to issue up to 1,000,000,000 shares of capital stock, $.01 par value, all of which are classified as common stock. The common stock is listed on the New York Stock Exchange under the respective symbols "AGF" and "AAF." OIF is authorized to issue up to 250,000,000 shares of capital stock, $.01 par value, all of which are classified as common stock. The common stock is listed on the New York Stock Exchange under the symbol "OIF."

         FAIF is organized as a corporation under the laws of the State of Maryland and is subject to the provisions of its Amended and Restated Articles of Incorporation, as amended and supplemented, and Bylaws. FAIF is authorized to issue 250 billion shares, par value $.0001 per share, which may be divided into separate funds and separate classes of shares. The attributes of a share of common stock in FAIF are comparable to those of a share of common stock of a Piper Fund, except for those differences attributable to the differences between closed-end and open-end investment companies. For a description of the differences between closed-end and open-end investment companies, see "Certain Risk Factors -- Differences of Closed-End and Open End Funds."

         Each share of a Piper Fund and of Fixed Income Fund is fully paid, nonassessable and transferrable when issued for payment or in accordance with the applicable fund's dividend reinvestment plan. In addition, such shares have no preemptive or conversion rights, and shares of the Piper Funds have no exchange or redemption rights. Shares of Fixed Income Fund have such conversion and exchange rights as the Board of Directors of FAIF may grant in its discretion. Shares of the Piper Funds and Fixed Income Fund have one vote per share. For Fixed Income Fund, shares may be issued as either full or fractional shares, with fractional shares having pro rata the same rights and privileges as full shares. For the Piper Funds and Fixed Income Fund, shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. Shares of FAIF will vote in the aggregate and not by series or class except as otherwise required by law or when series or class voting is permitted by the FAIF Board of Directors. Each Piper Fund currently has only one class of shares outstanding.

         Fixed Income Fund offers separate share classes in order to provide for different sales load structures and to allocate certain expenses, such as distribution payments, shareholder servicing fees and other "class" expenses, to the different shareholder groups for which the fees and expenses are incurred. In this regard, FAIF's Board of Directors has authorized the issuance of three classes of shares in Fixed Income Fund (Class A, Class B and Class Y Shares). No shareholders of the Piper Funds will receive

Class B or Class Y shares in the Reorganization. Each share of a class of Fixed Income Fund represents an equal proportionate interest in the Fund with other shares of the same class and is entitled to cash dividends and distributions earned on such shares as are declared in the discretion of the FAIF Board of Directors.

         Shares of each class of Fixed Income Fund bear a pro rata portion of all operating expenses paid by the Fund except for distribution payments and shareholder servicing fees paid on Class A or Class B Shares and other "class" expenses that are allocated to a particular share class. Class Y Shares do not have a distribution or shareholder servicing plan.

         Additional information concerning the attributes of the shares issued by Fixed Income Fund is included in the Class A Shares prospectus for Fixed Income Fund which accompanies this Combined Proxy Statement/Prospectus. Shareholders may obtain copies of FAIF's Amended and Restated Articles of Incorporation and Bylaws and the Piper Funds' Articles of Incorporation and By-Laws from FAIF or the Piper Funds respectively upon written request at their principal office.

         HISTORY OF PUBLIC TRADING OF THE PIPER FUNDS' COMMON SHARES. The following table shows the history of public trading of the common shares of each Piper Fund, by quarter for the last two fiscal years, and for each full fiscal quarter since the beginning of the current fiscal year, as reported on the New York Stock Exchange.

                          Net Asset                 Market                Percentage             Percentage
                            Value                   Price                  Discount                Premium
                       ---------------         ---------------         ---------------         ---------------
Quarter Ended          High        Low         High        Low         High        Low         High        Low
-------------          ----        ---         ----        ---         ----        ---         ----        ---
American Government Income Fund Inc.

      1/31/96          5.890      5.840        5.875      5.250        7.96%      2.04%          n/a        n/a
      4/30/96          5.880      5.630        5.313      4.875       13.87%      9.33%          n/a        n/a
      7/31/96          5.630      5.520        5.125      4.750       14.10%     10.07%          n/a        n/a
     10/31/96          5.730      5.530        5.125      4.875       12.95%      8.15%          n/a        n/a

      1/31/97          5.770      5.660        5.250      5.125       11.18%      8.85%          n/a        n/a
      4/30/97          5.730      5.580        5.375      5.000       10.40%      5.91%          n/a        n/a
      7/31/97          5.820      5.630        5.375      5.000       11.19%      6.91%          n/a        n/a
     10/31/97          5.840      5.720        5.563      5.313        8.09%      6.09%          n/a        n/a

      1/31/98          5.910      5.810        5.500      5.250       10.26%      5.50%          n/a        n/a
      4/30/98          5.890      5.820        5.750      5.375        8.74%      2.94%          n/a        n/a

American Government Income Portfolio, Inc.

      1/31/96          7.030      6.890        7.000      6.250        4.26%      0.43%        0.86%      0.86%
      4/30/96          6.960      6.730        6.250      5.500       16.42%      9.55%          n/a        n/a
      7/31/96          6.690      6.550        6.125      5.500       15.67%      9.50%          n/a        n/a
     10/31/96          6.780      6.560        6.000      5.875       12.31%     10.31%          n/a        n/a

      1/31/97          6.840      6.720        6.250      6.000       12.15%      8.85%          n/a        n/a
      4/30/97          6.790      6.620        6.250      6.000       10.19%      7.41%          n/a        n/a
      7/31/97          6.920      6.680        6.375      6.000       10.31%      6.72%          n/a        n/a
     10/31/97          6.940      6.800        6.563      6.250        8.49%      5.39%          n/a        n/a



      1/31/98          7.020      6.900        6.563      6.188        9.68%      5.03%          n/a        n/a
      4/30/98          7.010      6.920        6.813      6.375        9.06%      2.26%          n/a        n/a

American Opportunity Income Fund Inc.

      1/31/96          6.700      6.610        6.375      5.750       12.05%      3.85%          n/a        n/a
      4/30/96          6.690      6.410        5.875      5.375       16.15%     11.92%          n/a        n/a
      7/31/96          6.420      6.290        5.750      5.250       18.22%      9.59%          n/a        n/a
     10/31/96          6.530      6.280        5.875      5.625       12.52%      9.74%          n/a        n/a

      1/31/97          6.580      6.440        6.000      5.750       11.81%      6.83%          n/a        n/a
      4/30/97          6.500      6.320        6.000      5.750       11.13%      7.04%          n/a        n/a
      7/31/97          6.690      6.410        6.188      5.750       10.30%      6.40%          n/a        n/a
     10/31/97          6.690      6.520        6.313      6.063        7.48%      6.53%          n/a        n/a

      1/31/98          6.770      6.650        6.313      6.000        9.53%      5.08%          n/a        n/a
      4/30/98          6.760      6.650        6.500      6.125        9.39%      3.13%          n/a        n/a



The market prices, net asset values and discounts of the common shares of the Piper Funds as of June 11, 1998, were as follows:

                                                             AGF               AAF              OIF
                                                             ---               ---              ---
Market Price per Share...............................       $5.69             $6.75            $6.50
Net Asset Value per Share............................       $5.87             $6.97            $6.73
Percentage Discount..................................       3.11%             3.16%            3.42%

         DISTRIBUTION PLAN. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Fixed Income Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). Pursuant to the Distribution Plan adopted for the Class A Shares, Fixed Income Fund pays the distributor of the Fund's shares a shareholder servicing fee monthly at an annual rate of 0.25% of the average daily net assets of the Fund's Class A Shares. The shareholder servicing fee is intended to compensate the distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the FAIF funds are made available. Because the Piper Funds are closed-end investment companies, they do not have a distribution plan and do not bear distribution expenses.

         SHAREHOLDER TRANSACTIONS AND SERVICES. The respective purchase, redemption and exchange policies of the Piper Funds and Fixed Income Fund differ significantly because of the differences between open-end investment companies and closed-end investment companies. Dividend polices of the Piper Funds and Fixed Income Fund are similar.

         Shares of the Piper Funds trade on the New York Stock Exchange. Shares of Fixed Income Fund are offered to the public on a continuous basis and are not listed on a stock exchange. Unlike shares of the Piper Funds, which are purchased at current market price (which may be higher or lower than their current net asset value) plus a brokerage commission, Class A Shares of Fixed Income Fund are available for purchase at the net asset value per share next calculated after receipt of an order, plus a front-end sales charge of 3.75% of the offering price on purchases of less than $50,000. The sales charge is reduced on a graduated scale on purchases of $50,000 or more. For purchases of $1 million or more, there is no front-end sales charge, but redemptions of Class A Shares within 24 months following such purchases are subject to a contingent deferred sales charge of 1.00%. Shares of the Piper Funds may be sold through a broker-dealer on any business day and a commission is generally charged. After the Reorganization, shares of Fixed Income Fund will be redeemable on any business day at the net asset value next calculated after the receipt of redemption instructions. No fee or other charge is imposed on the redemption of Class A Shares of Fixed Income Fund except as described above.

         Holders of Class A Shares of Fixed Income Fund may exchange such shares for Class A Shares of other series of FAIF, First American Funds, Inc. and First American Strategy Funds, Inc. at net asset value without a sales charge. Fixed Income Fund also has other shareholder services available. For a complete description of procedures for share purchases, redemptions, exchanges and other shareholder services, see the Class A Shares prospectus for Fixed Income Fund which accompanies this Combined Proxy Statement/Prospectus.

         DIVIDENDS. Each Piper Fund under normal circumstances distributes monthly dividends from its net investment income (non-capital gain income less expenses). Net short-term capital gains and net long-term gains, if any, are distributed at least once annually. Shareholders may elect to participate in their Piper Funds' dividend reinvestment plan.

         Similarly, dividends with respect to Fixed Income Fund are declared monthly to all shareholders of record. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of Fixed Income Fund, unless shareholders request cash payments.

         Additional information with respect to shareholder transactions and services is included in Appendix VIII to this Combined Proxy
Statement/Prospectus.

                     INFORMATION RELATING TO VOTING MATTERS

         GENERAL INFORMATION. This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies for the Meeting by the Piper Board. Officers and service contractors of the Piper Funds and FAIF may, without cost to the Piper Funds, solicit proxies on behalf of management of the Piper Funds personally or by mail, telephone, telegraph or otherwise. In addition, the Piper Funds have retained Shareholder Communications Corporation to assist in the solicitation of proxies. The cost of solicitation is estimated to be $80,000. U.S. Bank has agreed to pay any costs in excess of the standard costs related to an annual meeting of the Piper Funds (based on the costs related to the 1997 annual meeting of the Piper Funds).

         Shareholder Communications Corporation may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been recorded properly. The Piper Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy

Statement/Prospectus and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact Mutual Fund Services at its toll-free number, 1-800-866-7778.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Piper Funds a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Only shareholders of record at the close of business on June 12, 1998 will be entitled to vote at the Meeting. On that date, 16,080,953 shares of AGF, 18,357,911 shares of AAF, and 16,990,546 shares of OIF were outstanding and entitled to be voted. Shares are entitled to one vote per common share.

         SHAREHOLDER AND BOARD APPROVALS. Pursuant to the Order granted by the SEC, the Interim Advisory Agreements are being submitted for the ratification and approval of the shareholders of the applicable Piper Fund. Each Interim Advisory Agreement must be ratified and approved by a majority of the outstanding shares (as defined below) of the respective Piper Fund. In the event an Interim Advisory Agreement is not ratified and approved, such agreement will terminate, the investment advisory fees accrued under such agreement and held in escrow with respect to that Piper Fund will be returned to the applicable Piper Fund, and the applicable Piper Board will consider what actions should be taken with respect to management of the assets of such Piper Fund until a new investment advisory agreement is approved by the shareholders of that Piper Fund or the Reorganization occurs.

         The Reorganization Agreement is being submitted for approval at the Meeting by the shareholders of the Piper Funds pursuant to the provisions of their respective Articles of Incorporation. The Reorganization Agreement must be approved by a majority of the outstanding shares (as defined below) of each Piper Fund. The Reorganization Agreement provides that in the event the Reorganization Agreement is approved with respect to one or more but not all of the Piper Funds, the Boards of Directors of FAIF and the Piper Funds may, in the exercise of their reasonable business judgment, either abandon the Reorganization Agreement with respect to all of the Piper Funds or direct that the Reorganization and the other transactions described in the Reorganization Agreement be consummated with respect to the approving Piper Funds to the extent they deem advisable.

         With respect to approval of the Interim Advisory Agreements, the term "majority of the outstanding shares" of a particular Piper Fund thereof means the lesser of (i) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present, or
(ii) more than 50% of the outstanding shares of the Fund. With respect to approval of the Reorganization Agreement, the term "majority of the outstanding shares" of a particular Piper Fund means more than 50% of the outstanding shares of such Fund. The vote of the shareholders of the FAIF Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

         The approval of the Reorganization Agreement by the Piper Boards is discussed above under "Information Relating to the Proposed Reorganization -- Piper Board Considerations." The Reorganization was unanimously approved by the Board of Directors of FAIF at a meeting held on February 23, 1998.

         As of June 1, 1998, the officers and directors of each of the Piper Funds as a group owned less than 1% of each piper Fund. The table below shows the name, address and share ownership of each person known to the Piper Funds to have beneficial or record ownership with respect to 5% or more of a Piper Fund as of June 1, 1998.

                 PIPER FUNDS -- 5% OWNERSHIP AS OF JUNE 1, 1998

                                                                                     PERCENTAGE     PERCENTAGE
                                                                  AMOUNT OF              OF           OF FUND
NAME OF OWNER                    ADDRESS OF OWNER               SHARES OWNED            FUND       POST-CLOSING****
-------------                    ----------------               ------------         ----------    ------------
American Government Income Fund Inc.

**Magten Asset                   35 East 21st Street               1,164,453            5.4%            ***
   Management Corp.              New York, NY 10010


**Yale University                230 Prospect Street               2,775,334            17.3%           ***
                                 New Haven, CT 06511-2107


American Government Income Portfolio, Inc.

**Yale University                230 Prospect Street               3,137,316            17.1%           ***
                                 New Haven, CT 06511-2107


American Opportunity Income Fund Inc.

**Karpus Management, Inc.        14 Tobey Village Office Park      1,188,115            7.0%            ***
   d/b/a Karpus Investment       Pittsford, NY 14534
   Management

**Yale University                230 Prospect Street               2,990,046            17.6%           ***
                                 New Haven, CT 06511-2107

--------------------
*    Record holder only.
**   Known to the Piper Funds to be beneficial owner.
***  Less than 0.1%
**** Based on shares outstanding of the Piper Funds as of June 1, 1998 and shares outstanding of Fixed Income Fund as of June 11, 1998.

         As of June 11, 1998, the officers and directors of FAIF as a group owned less than 1% of any class of shares of Fixed Income Fund. The table below shows the name, address and share ownership of each person known to Fixed Income Fund to have beneficial or record ownership with respect to 5% or more of any class of shares of Fixed Income Fund as of June 11, 1998.

              FIXED INCOME FUND -- 5% OWNERSHIP AS OF JUNE 11, 1998

                                                                                     PERCENTAGE     PERCENTAGE
                                                                   AMOUNT OF             OF           OF FUND
NAME OF OWNER                       ADDRESS OF OWNER             SHARES OWNED           CLASS      POST-CLOSING****
-------------                       ----------------             ------------           -----      ------------
Class A

**Bethany Lutheran College          601 2nd Avenue South             70,536              6.54%            ***
   Endowment                        Minneapolis, MN 55402
First Asset Management              Attn: Arlene Kielley
                                    MPFP1607


Class Y

*VAR & Co                           P.O. Box 64482               78,521,041             75.94%          57.66%
                                    St. Paul, MN 55164

*U.S. Bank Trust National           180 East 5th Street           5,939,497              5.74%            ***
   Association                      St. Paul, MN 55101
 As Fiduciary for First Retirement  Attn: Reconciliation
                                    SPFT0401

**U.S. Bank American Strategy       P. O. Box 64010               6,207,316              6.00%            ***
   Income Fund                      St. Paul, MN 55164
c/o First Trust National            Attn: Greg Wilhelmy
   Association                      SPFT 000912

**U.S. Bank American Strategy       P. O.Box 64010                9,423,697              9.11%            ***
    Growth and Income Fund          St. Paul, MN 55164-0010
c/o U.S. Bank Trust National        Attn: Greg Wilhelmy
   Association                      SPFT 0912


--------------------
*    Record holder only.
**   Known to FAIF to be beneficial owner.
***  Less than 0.1%
**** Based on shares outstanding of the Piper Funds as of June 1, 1998 and shares outstanding of Fixed Income Fund as of June 11, 1998.

         For purposes of the 1940 Act, any person who beneficially owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, no person may be deemed to be controlling persons of the Piper Funds or Fixed Income Fund.

         QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Interim Advisory Agreements or the Reorganization Agreement are not received with respect to one or more of the Piper Funds, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s). A shareholder vote may be taken with respect to one Piper Fund (but not the other Piper Funds) on some or all matters before any such adjournment(s) if sufficient votes have been received for approval. A quorum is constituted with respect to a Piper Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the applicable Piper Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

         ANNUAL MEETINGS. With respect to annual meetings, the Piper Funds are subject to the rules and regulations of the New York Stock Exchange, which require a company whose shares are listed on such exchange to hold an annual meeting each fiscal year. The Bylaws of FAIF provide that annual shareholders' meetings are not required and that meetings of shareholders need be held only with such frequency as required under Minnesota law and the 1940 Act.

         DISSENTERS' RIGHTS. Pursuant to Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act (the "MBCA Sections"), record holders of shares of the Piper Funds on June 12, 1998 are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that such shareholders comply with the requirements of the MBCA Sections. NOTWITHSTANDING THE PROVISIONS OF THE MBCA SECTIONS, THE DIVISION OF INVESTMENT MANAGEMENT OF THE SEC HAS TAKEN THE POSITION THAT ADHERENCE TO STATE APPRAISAL PROCEDURES BY A REGISTERED INVESTMENT COMPANY ISSUING REDEEMABLE SECURITIES WOULD CONSTITUTE A VIOLATION OF RULE 22c-1 UNDER THE 1940 ACT. THIS RULE PROVIDES THAT NO OPEN-END INVESTMENT COMPANY MAY REDEEM ITS SHARES OTHER THAN AT NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A TENDER OF SUCH SECURITY FOR REDEMPTION. IT IS THE VIEW OF THE DIVISION OF INVESTMENT MANAGEMENT THAT RULE 22c-1 SUPERSEDES APPRAISAL PROVISIONS IN STATE STATUTES.

         Although the Piper Funds are closed-end investment companies, because shareholders will be able to redeem their Fixed Income Fund shares immediately after the Closing Date at their net asset value, the Piper Funds will determine dissenters' rights in accordance with the Division interpretation. Accordingly, in the event that any shareholder elects to exercise dissenters' rights under Minnesota law, the Piper Funds intend to submit this question to a court of competent jurisdiction. In such event, a dissenting shareholder would not receive any payment until disposition of any such court proceeding. It should be emphasized that Piper Fund shareholders may sell their shares in the open market prior to the Closing Date, provided that it is expected that trading of shares will be suspended for a period of time prior to the Closing Date. In addition, as mentioned above, shareholders will be able to redeem Fixed Income Fund shares immediately after the Closing Date at their net asset value.

         A summary of the statutory procedures to be followed by Piper Fund shareholders electing to exercise their dissenters' rights, along with copies of the relevant MBCA Sections, is set forth in Appendix X. Shareholders who wish to assert their dissenters' rights or who wish to preserve the right to do so should review the MBCA Sections carefully, since failure to comply with the procedures set forth in the MBCA Sections will result in the loss of such dissenters' rights.

         INTERESTS OF CERTAIN PERSONS. The following receive payments from Fixed Income Fund for services rendered pursuant to contractual arrangements with Fixed Income Fund: U.S. Bank, as the adviser of Fixed Income Fund, receives payments for its investment advisory services; SEI Investments Distribution Co., as the distributor for Fixed Income Fund, receives payments for providing distribution services; SEI Investments Management Corporation, in its capacity as the administrator for Fixed Income Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services; DST Systems, Inc., in its capacity as transfer and dividend disbursing agent for Fixed Income Fund, receives payments for providing transfer agency and dividend disbursing services; and U.S. Bank receives payments for providing custodial services for Fixed Income Fund and may also act as securities lending agent in connection with Fixed Income Fund's securities lending transactions and receive, as compensation for such services, fees equal to 40% of the fund's income from such securities lending transactions. U.S. Bank also acts as sub-administrator to SEI Investments Management Corporation, for which it receives fees from SEI Investments Management Corporation. Piper Jaffray, a subsidiary of U.S. Bancorp, acts as a servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to Class A Shares of Fixed Income Fund held through accounts at Piper Jaffray Inc. and its affiliates.

                        ADDITIONAL INFORMATION ABOUT FAIF

         Additional information about Fixed Income Fund is included in the Class A Shares prospectus which accompanies this Combined Proxy Statement/Prospectus and in the related Statement of Additional Information, copies of which may be obtained without charge by writing to FAIF, c/o SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-800-637-2548. FAIF is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by FAIF can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         Information included in this Combined Proxy Statement/Prospectus concerning Fixed Income Fund and FAIF was provided by FAIF.

                  ADDITIONAL INFORMATION ABOUT THE PIPER FUNDS

         The Piper Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, are required to file reports, proxy statement and other information with the SEC. Any such reports, proxy statements and other information filed by the Piper Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of the Piper Funds listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The common shares of the Piper Funds are listed on the New York Stock Exchange, and such reports, proxy statements and other information concerning the Piper Funds can also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005.

         Information included in this Combined Proxy Statement/Prospectus concerning the Piper Funds was provided by the respective Piper Funds.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based on the records of the Piper Funds and other information, each Piper Fund believes that all SEC filing requirements applicable to their respective directors, officers, Piper Capital and companies affiliated with Piper Capital, pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, with respect to the Piper Funds' most recent fiscal year end, were satisfied, except that Worth Bruntjen failed to timely report two transactions on Form 4.

                              FINANCIAL STATEMENTS

         The audited statements of assets and liabilities, including the schedules of investments in securities, of the Piper Funds as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period ended October 31, 1997, and the financial highlights for each of the periods indicated therein, as included in the October 31, 1997 Annual Reports of the respective Piper Funds, have been incorporated by reference into this Combined Proxy Statement/Prospectus in reliance on the respective reports of KPMG Peat Marwick LLP, independent auditors for the Piper Funds, given on the authority of such firms as experts in accounting and auditing.

         The audited statement of assets and liabilities, including the schedule of investments in securities, of Fixed Income Fund as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period ended September 30, 1997, and the financial highlights for each of the periods indicated therein, as included in the September 30, 1997 Annual Report of FAIF, have been incorporated by reference into this Combined Proxy Statement/Prospectus in reliance on the respective reports of KPMG Peat Marwick LLP, independent auditors for FAIF, given on the authority of such firms as experts in accounting and auditing. In addition, the unaudited financial statements of Fixed Income Fund as of March 31, 1998 included in the March 31, 1998 Semi-Annual Reports of FAIF are incorporated herein by reference.

                                 OTHER BUSINESS

         The Piper Boards know of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Piper Funds or to First American Investment Funds, Inc. in writing at the appropriate addresses on the cover page of this Combined Proxy Statement/Prospectus or by telephoning the Piper Funds at 1-800-866-7778 or FAIF at 1-800-637-2548.

                                      * * *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

         THE PIPER FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR RESPECTIVE OCTOBER 31, 1997 ANNUAL SHAREHOLDERS REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 222 SOUTH NINTH STREET, MINNEAPOLIS, MINNESOTA 55402-3804 OR BY TELEPHONE AT 1-800-866-7778.

                                                                      APPENDIX I

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


                  This AGREEMENT, made this 1st day of May 1998, by and between American Government Income Fund Inc., a Minnesota corporation (the "Fund") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").

         1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

                  The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and the making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

                  The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

                  The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

         2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee in an amount equal to the sum of .025% of the Fund's average weekly net assets during the month and 5.25% of the Fund's daily gross income (i.e., income other than gain from the sale of securities or gain received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).
                  For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a business day for the Fund, then the calculation will be based on the Fund's net assets on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective after the beginning of a month or terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

                  Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement by the Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of Section 5 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Fund.

         3. Allocation of Expenses. In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser or in its capacity as the Fund's administrator. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser;
(e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and qualifying the Fund's shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of the Fund's shares on the principal securities exchanges where listed, or, if the Fund's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund's shares on the principal over-the-counter market where traded; (h) expenses of printing and distributing reports to shareholders;
(i) costs of shareholders' meetings and proxy solicitation; (j) charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (l) legal and auditing expenses; (m) cost of certificates representing common shares of the Fund; (n) costs of stationery and supplies; (o) insurance expenses; and (p) association membership dues.

         4. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

         5. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Fund or by a vote of the holders of a majority of the Fund's outstanding shares, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services.

This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

         6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

         7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                    AMERICAN GOVERNMENT INCOME FUND INC.



                                    By     /s/ Paul A. Dow
                                      Its  President



                                    PIPER CAPITAL MANAGEMENT
                                    INCORPORATED



                                    By     /s/ Robert H. Nelson
                                      Its  Senior Vice President

                                                                     APPENDIX II

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

                  This AGREEMENT, made this 1st day May 1998, by and between American Government Income Portfolio, Inc., a Minnesota corporation (the "Fund") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").

         1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

                  The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and the making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

                  The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

                  The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

         2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee in an amount equal to the sum of .025% of the Fund's average weekly net assets during the month and 5.25% of the Fund's daily gross income (i.e., income other than gain from the sale of securities or gain received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

                  For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a business day for the Fund, then the calculation will be based on the Fund's net assets on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective after the beginning of a month or terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

                  Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement by the Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of Section 5 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Fund.

         3. Allocation of Expenses. In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser or in its capacity as the Fund's administrator. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser;
(e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and qualifying the Fund's shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of the Fund's shares on the principal securities exchanges where listed, or, if the Fund's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund's shares on the principal over-the-counter market where traded; (h) expenses of printing and distributing reports to shareholders;
(i) costs of shareholders' meetings and proxy solicitation; (j) charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (l) legal and auditing expenses; (m) cost of certificates representing common shares of the Fund; (n) costs of stationery and supplies; (o) insurance expenses; and (p) association membership dues.

         4. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

         5.       Effective Date, Duration and Termination of Agreement.
         The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Fund or by a vote of the holders of a majority of the Fund's outstanding shares, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services.

This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

         6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

         7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       AMERICAN GOVERNMENT INCOME
                                       PORTFOLIO, INC.


                                       By     /s/ Paul A. Dow
                                         Its  President



                                       PIPER CAPITAL MANAGEMENT
                                       INCORPORATED



                                       By     /s/ Robert H. Nelson
                                         Its  Senior Vice President

                                                                    APPENDIX III

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

                  This AGREEMENT, made this 1st day of May 1998, by and between American Opportunity Income Fund Inc., a Minnesota corporation (the "Fund") and Piper Capital Management Incorporated, a Delaware corporation (the "Adviser").

         1. Investment Advisory and Management Services. The Fund hereby engages the Adviser, and the Adviser hereby agrees to act as investment adviser for, and to manage the affairs, business and the investment of the assets of the Fund.

                  The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Articles of Incorporation, Bylaws, Registration Statement on Form N-2 and any representations contained in the Prospectus of the Fund and shall conform to the policies and purposes of the Fund as set forth in such Registration Statement and Prospectus and (i) as interpreted from time to time by the Board of Directors of the Fund and (ii) as may be amended from time to time by the Board of Directors and/or the shareholders of the Fund as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Within the framework of the investment policies of the Fund, the Adviser shall have the sole and exclusive responsibility for the management of the Fund's assets and the making and execution of all investment decisions for the Fund. The Adviser shall report to the Board of Directors of the Fund regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund.

                  The Adviser shall, at its own expense, furnish the Fund suitable office space, and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser shall arrange, if requested by the Fund, for officers, employees or other Affiliated Persons (as defined in Section 2(a)(3) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser to serve without compensation from the Fund as directors, officers or employees of the Fund if duly elected to such positions by the shareholders or directors of the Fund.

                  The Adviser hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund.

         2. Compensation for Services. In payment for all services, facilities, equipment and personnel, and for other costs of the Adviser hereunder, the Fund shall pay to the Adviser a monthly investment advisory fee in an amount equal to the sum of .01667% of the Fund's average weekly net assets during the month and 4.5% of the Fund's daily gross income (i.e., income other than gain from the sale of securities or gain received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month but such monthly management fee shall not exceed in the aggregate 1/12th of .725% of the Fund's average weekly net assets during the month (approximately .725% on an annual basis).

                  For purposes of the calculation of such fee, average weekly net assets shall be determined on the basis of the Fund's average net assets for each weekly period ending during the month. The net assets for each weekly period are determined by averaging the net assets on the last day of such weekly period with the net assets on the last day of the immediately preceding weekly period. When the last day of a weekly period is not a business day for the Fund, then the calculation will be based on the Fund's net assets on the immediately preceding Fund business day. Such fee shall be payable on the fifth day of each calendar month for services performed hereunder during the preceding month. If this Agreement becomes effective after the beginning of a month or terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.

                  Pursuant to the terms of an order of exemption granted by the Securities and Exchange Commission in PIPER FUNDS INC., ET AL., Investment Company Act Rel. No. 23120 (April 21, 1998), all fees payable under this Agreement by the Fund shall be payable to an independent escrow agent to be maintained in an interest-bearing escrow account until this Agreement is approved by shareholders in accordance with the provisions of Section 5 of this Agreement. If shareholders of the Fund fail to approve this Agreement, the escrow agent will pay to the Fund the applicable escrowed amounts (including interest earned). The escrow agent will release the escrowed funds only upon receipt of a certificate from officers of the Fund stating whether the escrowed funds are to be delivered to the Adviser or the Fund.

         3. Allocation of Expenses. In addition to the fees described in Section 2 hereof, the Fund shall pay all its expenses which are not assumed by the Adviser in its capacity as the Fund's investment adviser or in its capacity as the Fund's administrator. These Fund expenses include, by way of example, but not by way of limitation, (a) brokerage and commission expenses; (b) Federal, state, local and foreign taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) interest charges on borrowings; (d) the Fund's organizational and offering expenses, whether or not advanced by the Adviser;
(e) the cost of other personnel providing services to the Fund; (f) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and qualifying the Fund's shares under applicable state securities laws; (g) fees and expenses of listing and maintaining the listing of the Fund's shares on the principal securities exchanges where listed, or, if the Fund's shares are not so listed, fees and expenses of listing and maintaining the quotation of the Fund's shares on the principal over-the-counter market where traded; (h) expenses of printing and distributing reports to shareholders;
(i) costs of shareholders' meetings and proxy solicitation; (j) charges and expenses of the Fund's Administrator, custodian and registrar, transfer agent and dividend disbursing agent; (k) compensation of the Fund's officers, directors and employees that are not Affiliated Persons or Interested Persons (as defined in Section 2(a)(19) of the 1940 Act and the rules, regulations and releases relating thereto) of the Adviser; (l) legal and auditing expenses; (m) costs of certificates representing common shares of the Fund; (n) costs of stationery and supplies; (o) insurance expenses; and (p) association membership dues.

         4. Freedom to Deal with Third Parties. The Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

         5. Effective Date, Duration and Termination of Agreement. The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding shares of the Fund shall mean the vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

                  Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of two years from the date of its execution, and thereafter shall continue in effect only so long as such continuance is specifically approved at least annually (a) by the Board of Directors of the Fund or by a vote of the holders of a majority of the Fund's outstanding shares, and (b) by the vote of a majority of the directors who are not parties to this Agreement or Interested Persons of the Adviser or of the Fund cast in person at a meeting called for the purpose of voting on such approval.

                  This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund, or by the Adviser, upon sixty (60) days written notice to the other party. Any such termination may be made effective with respect to both the investment advisory and management services provided for in this Agreement or with respect to either of such kinds of services.

This Agreement shall automatically terminate in the event of its assignment as defined in the 1940 Act and the rules thereunder. This Agreement shall automatically terminate upon completion of the dissolution, liquidation or winding up of the Fund.

         6. Amendments to Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding shares of the Fund.

         7. Notices. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

                  IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                    AMERICAN OPPORTUNITY INCOME FUND INC.



                                    By     /s/ Paul A. Dow
                                      Its  President



                                    PIPER CAPITAL MANAGEMENT
                                    INCORPORATED



                                    By     /s/ Robert H. Nelson
                                      Its  Senior Vice President

                                                                     APPENDIX IV

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                                   THE ADVISER

PIPER CAPITAL MANAGEMENT INCORPORATED

         The directors and the principal executive officer of Piper Capital are listed below, together with their addresses and principal occupations.

                                    Positions and Offices              Other Positions and Offices
Name                                 with Piper Capital               and Principal Business Address
----                                 ------------------               ------------------------------
Paul A. Dow                 Director, Chief Executive Officer and                   *
                            Chief Investment Officer

Robert H. Nelson            Director and Senior Vice President                      *

Sandra K. Shrewsbury        Director and Senior Vice President                      *


------------------------------
*   Address: 222 South Ninth Street, Minneapolis, Minnesota  55402-3804

                                                                      APPENDIX V

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 BY AND BETWEEN
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                       AND
                      AMERICAN GOVERNMENT INCOME FUND INC.
                                       AND
                   AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.
                                       AND
                      AMERICAN OPPORTUNITY INCOME FUND INC.


                        DATED: AS OF __________ __, 1998

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
-------                                                                     ----

1.    Conveyance of Assets of the Piper Funds ................................ 2
2.    Liquidation of the Piper Funds ......................................... 3
3.    Effective Time of the Reorganization ................................... 3
4.    Certain Representations, Warranties and Agreements of the Piper Funds .. 4
5.    Certain Representations, Warranties and Agreements of FAIF ............. 7
6.    Shareholder Action ..................................................... 8
7.    Regulatory Filings ..................................................... 9
8.    FAIF Conditions ........................................................ 9
9.    The Piper Funds Conditions ............................................ 11
10.   Further Assurances .................................................... 13
11.   Indemnification ....................................................... 13
12.   Survival of Representations and Warranties ............................ 13
13.   Termination of Agreement .............................................. 13
14.   Amendment and Waiver. ................................................. 13
15.   Governing Law. ........................................................ 14
16.   Successors and Assigns ................................................ 14
17.   Beneficiaries ......................................................... 14
18.   Brokerage Fees and Expenses ........................................... 14
19.   Notices ............................................................... 14
20.   Announcements ......................................................... 15
21.   Entire Agreement ...................................................... 15
22.   Counterparts .......................................................... 15


         This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of _____, 1998 by and between American Government Income Fund Inc., a Minnesota Corporation ("AGF"), American Government Income Portfolio, Inc., a Minnesota Corporation ("AAF"), and American Opportunity Income Fund Inc., a Minnesota Corporation ("OIF") (AGF, AAF and OIF are sometimes referred to collectively as the "Piper Funds" and individually as a "Piper Fund"), and First American Investment Funds, Inc. ("FAIF"), a Maryland corporation consisting of multiple investment portfolios including, among others, Fixed Income Fund (the "FAIF Fund").

         WHEREAS, each of the Piper Funds is a closed-end management investment company and FAIF is an open-end management investment company, each registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the parties desire that the assets and liabilities of the Piper Funds be conveyed to, and be acquired and assumed by, the FAIF Fund, in exchange for shares of the FAIF Fund which shall thereafter promptly be distributed by the Piper Funds to the shareholders of the Piper Funds in connection with their liquidation as described in this Agreement (the "Reorganization"); and

         WHEREAS, FAIF also maintains twenty-eight additional investment portfolios -- Micro Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Mid Cap Value Fund, Equity Income Fund, Equity Index Fund, Health Sciences Fund, Real Estate Securities Fund, Technology Fund, Emerging Markets Fund, International Fund, International Index Fund, Minnesota Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Limited Term Income Fund, Intermediate Government Bond Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Intermediate Term Income Fund, Strategic Income Fund, Tax Free Fund, Minnesota Tax Free Fund and Adjustable Rate Mortgage Securities Fund -- that are not parties to the Reorganization.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and subject to the terms and conditions hereof, the parties hereto, intending to be legally bound, agree as follows:

         1. CONVEYANCE OF ASSETS OF THE PIPER FUNDS. (a) At the Effective Time of the Reorganization, as defined in Section 3, all assets of every kind, and all interests, rights, privileges and powers of the Piper Funds, subject to all liabilities of the Piper Funds, whether accrued, absolute, contingent or otherwise existing as of the Effective Time of the Reorganization, which liabilities shall include any obligation of a Piper Fund to indemnify the directors and officers of such Piper Fund, acting in their capacities as such, to the fullest extent permitted by law and the Articles of Incorporation of the applicable Piper Fund as in effect on the date hereof (such assets subject to such liabilities are herein referred to as the "Fund Assets"), shall be transferred and conveyed by the Piper Funds to the FAIF Fund and shall be accepted and assumed by the FAIF Fund as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all assets of each Piper Fund shall become and be the assets of the FAIF Fund; and (ii) all liabilities of each Piper Fund shall attach to the FAIF Fund as aforesaid and may thenceforth be enforced against the FAIF Fund to the same extent as if incurred by it.

         (b) Without limiting the generality of the foregoing, it is understood that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned by each Piper Fund, and any deferred or prepaid expenses shown as an asset on each Piper Fund's books, at the Effective Time of the Reorganization, and all goodwill, all other intangible property and all books and records belonging to the Piper Funds. Notwithstanding anything herein to the contrary, FAIF shall not be deemed to have assumed any liability of a Piper Fund to FAIF that arises as a result of the breach of any of the representations, warranties and agreements of the Piper Funds set forth in Section 4, hereof.

         (c) In exchange for the transfer of the Fund Assets, the FAIF Fund shall simultaneously issue to the Piper Funds at the Effective Time of the Reorganization full and fractional shares of common stock in the FAIF Fund having an aggregate net asset value equal to the net value of the Fund Assets so conveyed, all determined and adjusted as provided in this Section 1. In particular, the FAIF Fund shall deliver to each Piper Fund the number of shares, including fractional shares, determined by dividing the value of the Fund Assets of such Piper Fund that are so conveyed, computed in the manner and as of the time and date set forth in this Section, by the net asset value of one FAIF Fund share, computed in the manner and as of the time and date set forth in this Section.

         (d) The net asset value of shares to be delivered by the FAIF Fund, and the net value of the Fund Assets to be conveyed by each Piper Fund, shall, in each case, be determined as of the Effective Time of the Reorganization. The net asset value of shares of the FAIF Fund shall be computed in the manner set forth in the FAIF Fund's then current prospectuses under the Securities Act of 1933, as amended (the "1933 Act"). The net value of the Fund Assets to be transferred by each Piper Fund shall be computed by such Piper Fund and shall be subject to adjustment by the amount, if any, agreed to by FAIF and such Piper Fund. In determining the value of the securities transferred by the Piper Funds to the FAIF Fund, each security shall be priced in accordance with the pricing policies and procedures of the Piper Funds as previously adopted by the Piper Funds. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by the Piper Funds, provided that such determination shall be subject to the approval of FAIF. The Piper Funds and FAIF agree to use all commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Piper Funds and those determined in accordance with the pricing policies and procedures of FAIF prior to the Effective Time of the Reorganization.

         2. LIQUIDATION OF THE PIPER FUNDS. At the Effective Time of the Reorganization, each Piper Fund shall make a liquidating distribution to its shareholders as follows. Shareholders of record of a Piper Fund shall be credited with full and fractional shares of the common stock that is issued by the FAIF Fund in connection with the Reorganization. In addition, each shareholder of record of a Piper Fund shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the shares of such Piper Fund that are held by the shareholder at the Effective Time of the Reorganization. As soon as practicable after the Effective Time, Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Piper Funds will send a notice and transmittal form to each record holder of a common share of one of the Piper Funds at the Effective Time advising such holder of the effectiveness of the Reorganization and of the procedure for surrendering to IFTC his or her certificates formerly evidencing common shares of such Piper Fund. Ownership of the FAIF Fund shares by former shareholders of the Piper Funds will be recorded in book-entry form, and the FAIF Fund will issue confirmations to such shareholder setting forth the number and net asset value of the FAIF Fund common shares held by such shareholders. Fractional shares of the FAIF Fund will be carried to the third decimal place. The FAIF Fund will not issue share certificates. Any share certificates not submitted to IFTC within three months of the Effective Time will be automatically deemed submitted and then canceled and recorded in book-entry form. After the Effective Time of the Reorganization, the Piper Funds shall wind up their affairs and shall file any final regulatory reports, including but not limited to any Form N-SAR filings with respect to each Piper Fund and an application pursuant to Section 8(f) of the 1940 Act for an order declaring that each Piper Fund has ceased to be an investment company.

         3. EFFECTIVE TIME OF THE REORGANIZATION. (a) Delivery of the Fund Assets and the shares of the FAIF Fund to be issued pursuant to Section 1 and the liquidation of the Piper Funds pursuant to Section 2 (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time), and after the declaration of any dividends or distributions on such date, on August 31, 1998, or at such time on such later date as provided herein or as the parties otherwise may agree in writing. (The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization.") To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, each Piper Fund shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         (b) In the event the Effective Time of the Reorganization occurs on a day on which (i) the Exchange or another primary trading market for portfolio securities of the FAIF Fund or the Piper Funds shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the FAIF Fund or the Piper Funds is impracticable, the Effective Time of the Reorganization shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         4. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PIPER FUNDS. Each Piper Fund, on behalf of itself, represents and warrants to, and agrees with, FAIF as follows:

                  (a) It is a Minnesota corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Minnesota. It is registered as an closed-end management investment company under the 1940 Act, and its registration with the SEC as an investment company is in full force and effect.

                  (b) It has the power to own all of its properties and assets and, subject to the approvals of shareholders referred to in Section 6, to carry out and consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 4(j), below, to consummate the transactions contemplated by this Agreement.

                  (c) This Agreement has been duly authorized, executed and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 6, the consummation of the transactions contemplated by this Agreement will not, violate its Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (d) It has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), as of and since its first taxable year; it has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and it qualifies and shall continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

                  (e) (1) For AGF, the audited financial statements for its fiscal year ended October 31, 1997 and the unaudited financial statements as of April 30, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of AGF as of such dates and the results of its operations and changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of the knowledge of AGF, there are no liabilities of a material amount of AGF, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of April 30, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended April 30, 1998 and liabilities incurred in the ordinary course of business subsequent to April 30, 1998; and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of AGF that is delivered to FAIF pursuant to
         Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                      (2) For AAF, the audited financial statements for its fiscal year ended October 31, 1997 and the unaudited financial statements as of April 30, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of AAF as of such dates and the results of its operations and changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of the knowledge of AAF, there are no liabilities of a material amount of AAF, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of April 30, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended April 30, 1998 and liabilities incurred in the ordinary course of business subsequent to April 30, 1998; and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of AAF that is delivered to FAIF pursuant to Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                      (3) For OIF, the audited financial statements for its fiscal year ended October 31, 1997 and the unaudited financial statements as of April 30, 1998, copies of which have been previously furnished to FAIF, present fairly the financial position of OIF as of such dates and the results of its operations and changes in its net assets for the periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis. To the best of the knowledge of OIF, there are no liabilities of a material amount of OIF, whether accrued, absolute, contingent or otherwise existing, other than: (i) as of April 30, 1998, liabilities disclosed or provided for in the unaudited financial statements for the period ended April 30, 1998 and liabilities incurred in the ordinary course of business subsequent to April 30, 1998; and (ii) as of the Effective Time of the Reorganization, liabilities disclosed or provided for in the statement of assets and liabilities of OIF that is delivered to FAIF pursuant to
         Section 8(b) of this Agreement and liabilities incurred in the ordinary course of business.

                  (f) Since the end of its most recently concluded fiscal year, there have been no material changes by it in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to FAIF.

                  (g) It has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements.

                  (h) Except as disclosed in its most recent Annual Report or as otherwise disclosed in writing to FAIF, there are no material legal, administrative or other proceedings pending or, to its knowledge, threatened, against it which could result in liability on its part and it knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                  (i) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Piper Funds required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of its knowledge, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                  (j) Subject to the approvals of shareholders referred to in
         Section 6, at the Effective Time of the Reorganization, it shall have full right, power and authority to sell, assign, transfer and deliver the Fund Assets and, upon delivery and payment for the Fund Assets as contemplated herein, the FAIF Fund shall acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof, except as imposed by federal or state securities laws or as disclosed to FAIF in writing prior to the Effective Time of the Reorganization.

                  (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by it of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                  (l) Insofar as the following relate to it, (i) the registration statement filed by FAIF on Form N-14 relating to the shares of the FAIF Fund that will be registered with the SEC pursuant to this Agreement, which shall include or incorporate by reference the proxy statement of the Piper Funds and prospectus of the FAIF Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or to the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), and (ii) the proxy materials of the Piper Funds included in the N-14 Registration Statement and filed with the SEC pursuant to Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto or the documents appended thereto (the "Reorganization Proxy Materials"), from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the
         Reorganization: (i) shall comply in all material respects with the provisions of the 1933 Act, 1934 Act and the 1940 Act, and the rules and regulations thereunder; and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the representations and warranties made by it in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of FAIF for use therein as provided in
         Section 7. For these purposes, information shall be considered to have been provided "on behalf" of FAIF if furnished by its investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                  (m) All of its issued and outstanding shares have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                  (n) It shall not sell or otherwise dispose of any shares of the FAIF Fund to be received in the transactions contemplated herein, except in distribution to its shareholders as contemplated herein.

                  (o) It shall operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

                  (p) Any reporting responsibility of the Piper Fund is and shall remain the responsibility of the Piper Fund for all periods before and including the Effective Time of the Reorganization and such later date on which the Piper Fund is terminated.

                  (q) Except for agreements or other arrangements relating to the purchase and sale of portfolio securities, it has furnished FAIF with copies or descriptions of all contracts to which it is a party.

                  (r) It shall provide a list of all portfolio securities held by it to FAIF at least fifteen days before the Effective Time of the Reorganization and shall immediately notify FAIF's investment adviser of any portfolio security thereafter acquired or sold by it. At the Effective Time of the Reorganization, it shall not hold any portfolio security that is impermissible under the investment policies, objectives and limitations of the FAIF Fund.

         5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FAIF. FAIF, on behalf of the FAIF Fund, represents and warrants to, and agrees with, Piper as follows:

                  (a) It is a Maryland corporation duly created pursuant to its Articles of Incorporation for the purpose of acting as a management investment company under the 1940 Act, and is validly existing under the laws of the State of Maryland. It is registered as an open-end management investment company under the 1940 Act and its registration with the SEC as an investment company is in full force and effect.

                  (b) It has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and, except as stated in Section 5(j) below, to consummate the transactions contemplated by this Agreement.

                  (c) This Agreement has been duly authorized, executed and delivered by it, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate FAIF's Articles of Incorporation or By-Laws or any agreement or arrangement to which it is a party or by which it is bound.

                  (d) The FAIF Fund intends to qualify as a regulated investment company under Part I of Subchapter M of the Code.

                  (e) It will value its portfolio securities and other assets in accordance with applicable legal requirements.

                  (f) There are no material contracts outstanding with respect to the FAIF Fund that have not been disclosed in FAIF's current registration statement and which under applicable law are required to be disclosed therein.

                  (g) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the FAIF Fund required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provisions shall have been made for the payment thereof and, to the best knowledge of the FAIF Fund, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                  (h) There are no material legal, administrative or other proceedings pending or, to its knowledge threatened, against it or the FAIF Fund which could result in liability on the part of FAIF or the FAIF Fund and FAIF knows of no facts that might form the basis of a legal, administrative or other proceeding which, if adversely determined, would materially and adversely affect the FAIF Fund's financial condition or the conduct of its business and FAIF is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein.

                  (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts, or state securities laws, all of which shall have been received prior to the Effective Time of the Reorganization, except for such consents, approvals, authorizations or orders as may be required subsequent to the Effective Time of the Reorganization.

                  (j) The N-14 Registration Statement and the Reorganization Proxy Materials, from their respective effective and clearance dates with the SEC, through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as they relate to FAIF (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Reorganization Proxy Materials made in reliance upon and in conformity with information furnished by or on behalf of the Piper Funds for use therein as provided in Section 7. For those purposes, information shall be considered to have been provided "on behalf" of the Piper Funds if furnished by their investment adviser, administrator, custodian or transfer agent, acting in their capacity as such.

                  (k) The shares of the FAIF Fund to be issued and delivered to the Piper Funds for the account of the shareholders of the Piper Funds, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of FAIF shall have any preemptive right of subscription or purchase in respect thereto.

                  (l) All of the issued and outstanding shares of the FAIF Fund have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                  (m) It shall operate its business in the ordinary course between the date hereof and the Effective Time of the Reorganization. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable.

         6. SHAREHOLDER ACTION. As soon as practicable after the effective date of the N-14 Registration Statement and SEC clearance of the proxy solicitation materials referred to in Section 7, but in any event prior to the Effective Time of the Reorganization and as a condition thereto, the Board of Directors of the Piper Funds shall call, and Piper shall hold, a meeting of the shareholders of each Piper Fund for the purpose of considering and voting upon:

                  (a) a proposal, in connection with the merger between U.S. Bancorp and Piper Jaffray Companies Inc., to ratify and approve an investment advisory agreements between each Piper Fund and Piper Capital Management Incorporated ("Piper Capital");

                  (b) approval of this Agreement and the transactions contemplated hereby; and

                  (c) such other matters as may be determined by the Boards of Directors of Piper and FAIF.

         7. REGULATORY FILINGS. FAIF shall file an N-14 Registration Statement, which shall include the Reorganization Proxy Materials of the Piper Funds, with the SEC, and with the appropriate state securities commissions, relating to the matters described in Section 6 as promptly as practicable. FAIF and the Piper Funds have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to itself that is required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations under each of those Acts, to be included in the N-1A Post-Effective Amendment, the N-14 Registration Statement and the Reorganization Proxy Materials.

         8. FAIF CONDITIONS. The obligations of FAIF hereunder shall be subject to the following conditions precedent:

                  (a) This Agreement and the transactions contemplated by this Agreement (which shall not be deemed to include, for these purposes, the matters described in Section 6(a)) shall have been approved by the Board of Directors of each Piper Fund and by the shareholders of each Piper Fund in the manner required by law and this Agreement.

                  (b) Each Piper Fund shall have delivered to FAIF a statement of assets and liabilities of such Piper Fund, together with a list of the portfolio securities of such Piper Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Effective Time of the Reorganization, certified by the Treasurer of such Piper Fund as having been prepared in accordance with generally accepted accounting principles consistently applied.

                  (c) Each Piper Fund shall have duly executed and delivered to FAIF such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as FAIF may reasonably deem necessary or desirable to transfer all of the Piper Funds' right, title and interest in and to the Fund Assets. Such Fund Assets shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

                  (d) All representations and warranties of each Piper Fund made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                  (e) Each Piper Fund shall have delivered to FAIF a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to FAIF and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the Piper Fund made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement.

                  (f) Each Piper Fund shall have delivered to FAIF written instructions to the custodian for the Piper Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to the FAIF Fund all of such Piper Fund's portfolio securities, cash and any other assets to be acquired by the FAIF Fund pursuant to this Agreement.

                  (g) Each Piper Fund shall have delivered to FAIF a certificate of such Piper Fund's transfer agent stating that the records maintained by the transfer agent (which shall be made available to FAIF) contain the names and addresses of the shareholders of such Piper Fund and the numbers and classes of the outstanding shares of such Piper Fund owned by each such shareholder as of the Effective Time of the Reorganization.

                  (h) At or prior to the Effective Time of the Reorganization, the expenses incurred by each Piper Fund (or accrued up to the Effective Time of the Reorganization) shall have been maintained by such Piper Fund's investment adviser or otherwise so as not to exceed any contractual expense limitations or any expense limitations set forth in each Piper Fund's Annual Report, dated October 31, 1997.

                  (i) At or prior to the Effective Time of the Reorganization, appropriate action shall have been taken by each Piper Fund's investment adviser or otherwise such that no unamortized organizational expenses shall be reflected in such Piper Fund's statement of assets and liabilities delivered pursuant to Section 8(b).

                  (j) FAIF shall have received an opinion of Dorsey & Whitney LLP, counsel to the Piper Funds, in form reasonably satisfactory to FAIF and dated the Effective Time of the Reorganization, substantially to the effect that (i) each Piper Fund is a Minnesota corporation duly established and validly existing under the laws of the State of Minnesota; (ii) this Agreement and the Transfer Documents have been duly authorized, executed and delivered by each Piper Fund and represent legal, valid and binding contracts, enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application relating to or affecting creditors' rights and to the application of general principles of equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of each Piper Fund or any material contract known to such counsel to which either Piper Fund is a party or by which it is bound; (iv) the only Piper Funds shareholder approval required with respect to the consummation of the transactions contemplated by this Agreement is the approval of a majority of the outstanding shares of the Piper Funds; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Piper Funds of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to FAIF.

                  (k) FAIF shall have received an opinion of Dorsey & Whitney LLP addressed to FAIF and the Piper Funds in form reasonably satisfactory to them, and dated the Effective Time of the Reorganization, substantially to the effect that, for federal income tax purposes (i) the transfer by each Piper Fund of all of its Fund Assets to the FAIF Fund in exchange for shares of the FAIF Fund, and the distribution of such shares to the shareholders of the Piper Funds, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368(a)(1)(C) or (D) of the Code; (ii) no income, gain or loss will be recognized by any Piper Fund as a result of such transactions; (iii) no income, gain or loss will be recognized by the FAIF Fund as a result of such transactions; (iv) no income, gain or loss will be recognized by the shareholders of any Piper Fund on the distribution to them by the Piper Funds of shares of the FAIF Fund in exchange for their shares of the Piper Funds (but shareholders of the Piper Funds subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Piper Funds which are distributed by the Piper Funds prior to the Effective Time of the Reorganization); (v) the tax basis of the FAIF Fund shares received by each shareholder of the Piper Funds will be the same as the tax basis of the shareholder's Piper Funds shares exchanged therefor; (vi) the tax basis of the Fund Assets received by the FAIF Fund will be the same as the basis of such Fund Assets in the hands of the Piper Funds immediately prior to the transactions; (vii) a shareholder's holding period for FAIF Fund shares will be determined by including the period for which the shareholder held the shares of the Piper Funds exchanged therefor, provided that the shareholder held such shares of the Piper Funds as a capital asset at the Effective Time of the Reorganization; (viii) the holding period of the FAIF Fund with respect to the Fund Assets will include the period for which such Fund Assets were held by the Piper Funds, provided that the Piper Funds held such assets as capital assets; and
         (ix) the FAIF Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Piper Funds as of the Effective Time of the Reorganization.

                  (l) The Fund Assets to be transferred to the FAIF Fund under this Agreement shall include no assets which the FAIF Fund may not properly acquire pursuant to its investment limitations or objectives or may not otherwise lawfully acquire.

                  (m) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement.

                  (n) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

                  (o) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                  (p) Prior to the Effective Time of the Reorganization, each Piper Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Effective Time of the Reorganization, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable years ending October 31, 1997 and for the taxable periods from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable years ending October 31, 1997 and in the taxable periods from said date to and including the Effective Time of Reorganization.

                  (q) Each Piper Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                  (r) FAIF shall have been furnished at the Effective Time of the Reorganization with a certificate signed by an appropriate officer of Piper Capital dated as of such date stating that all statistical and research data, clerical, accounting and bookkeeping records, periodic reports to the SEC and any state securities agencies, tax returns and other tax filings, shareholder lists and other material shareholder data, complaint files and all other information, books, records and documents maintained by Piper Capital and belonging to the Piper Fund, including those required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, have been delivered to FAIF.

         9. THE PIPER FUNDS CONDITIONS. The obligations of the Piper Funds hereunder shall be subject to the following conditions precedent:

                  (a) This Agreement and the transactions contemplated by this Agreement (which shall not be deemed, for these purposes, to include the matter described in Section 6(a)) shall have been approved by the Board of Directors of FAIF and by the shareholders of the Piper Fund in the manner required by law and this Agreement.

                  (b) All representations and warranties of FAIF made in this Agreement shall be true and correct in all material respects as if made at and as of the Effective Time of the Reorganization.

                  (c) FAIF shall have delivered to Piper a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Piper Funds and dated as of the Effective Time of the Reorganization, to the effect that the representations and warranties of the FAIF Fund made in this Agreement are true and correct at and as of the Effective Time of the Reorganization, except as they may be affected by the transactions contemplated by this Agreement and that, to its best knowledge, the Fund Assets to be transferred to the FAIF Fund under this Agreement as set forth in Subsection 8(b) include only assets which the FAIF Fund may properly acquire under its investment policies, limitations and objectives and may otherwise be lawfully acquired by the FAIF Fund.

                  (d) Each Piper Fund shall have received an opinion of Dorsey & Whitney LLP in form reasonably satisfactory to the Piper Funds and dated the Effective Time of the Reorganization, substantially to the effect that (i) FAIF is a Maryland corporation duly established and validly existing under the laws of the State of Maryland; (ii) the shares of the FAIF Fund to be delivered to the Piper Funds as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by FAIF; (iii) this Agreement has been duly authorized, executed and delivered by FAIF, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to or affecting creditors' rights generally and to the application of general principles of equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or By-Laws of FAIF or any material contract known to such counsel to which FAIF is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by FAIF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to the Piper Funds.

                  (e) The Piper Funds shall have received an opinion of Dorsey & Whitney LLP addressed to FAIF and the Piper Funds in form reasonably satisfactory to them, and dated the Effective Time of Reorganization, with respect to the matters specified in Subsection 9(k).

                  (f) The N-1A Post-Effective Amendment and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of FAIF, contemplated by the SEC and the parties shall have received all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated herein.

                  (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                  (h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

                  (i) FAIF shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Effective Time of the Reorganization.

                  (j) The Piper Funds shall have received from FAIF a duly executed instrument whereby the FAIF Fund assumes all of the liabilities of the Piper Funds.

         10. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder.

         11. INDEMNIFICATION. (a) FAIF agrees to indemnify and hold harmless each Piper Fund and each director and officer of each Piper Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, the Piper Funds and any director and officer of a Piper Fund may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by FAIF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

         (b) Each Piper Fund agrees to indemnify and hold harmless FAIF and each of FAIF's directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which, jointly or severally, FAIF or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by such Piper Fund of any of its representation, warranties, covenants or agreements set forth in this Agreement.

         12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall survive the delivery of the Fund Assets to the FAIF Fund and the issuance of the shares of the FAIF Fund at the Effective Time of the Reorganization.

         13. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at or, in the case of Subsections 13(c) or (d), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board of Directors as provided below:

                  (a) by FAIF if the conditions set forth in Section 8 are not satisfied as specified in said Section;

                  (b) by the Piper Funds if the conditions set forth in Section 9 are not satisfied as specified in said Section;

                  (c) by mutual consent of both parties; and

                  (d) by the Piper Funds or FAIF if determined by its Board of Directors that proceeding with the transactions contemplated herein is inadvisable.

         14. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Piper Funds (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the further approval of their shareholders, amend any of the provisions of this Agreement, and (b) either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders).

         15. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Minnesota.

         16. SUCCESSORS AND ASSIGNs. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by either party without the consent of the other party.

         17. BENEFICIARIES. Except as set forth in Section 11 hereof with respect to the directors and officers of the Piper Funds and of FAIF, nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto, other than the successors and permitted assigns of the parties.

         18. BROKERAGE FEES AND EXPENSES. FAIF and each Piper Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         19. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by facsimile to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to an internationally recognized overnight courier service, in each case properly addressed to the party entitled to receive such notice at the address or facsimile number stated below or to such other address or facsimile number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

         If to FAIF:                  First American Investment Funds, Inc.
                                      Oaks, Pennsylvania 19456

         With copies to:              Kathleen L. Prudhomme
                                      Dorsey & Whitney LLP
                                      Pillsbury Center South
                                      220 South Sixth Street
                                      Minneapolis, Minnesota 55402
                                      Facsimile Number:  (612) 340-8738

         If to AGF, AAF or OIF:       American Government Income Fund Inc.
                                      American Government Income Portfolio, Inc.
                                      American Opportunity Income Fund Inc.
                                      222 South Ninth Street
                                      Minneapolis, MN 55402-3804

         With copies to:              Robert H. Nelson
                                      Piper Capital Management Incorporated
                                      222 South Ninth Street
                                      Minneapolis, MN 55402-3804
                                      Facsimile Number: (612) 342-1673

                                      Stuart Strauss, Esq.
                                      Gordon Altman Butowsky Weitzen
                                      Shalov & Wein
                                      114 W. 47th Street
                                      New York, New York 10036
                                      Facsimile Number:  (212) 626-0799

         20. ANNOUNCEMENTS. Any announcement or similar publicity with respect to this Agreement or the transactions contemplated herein shall be made only at such time and in such manner as the parties shall agree; provided that nothing herein shall prevent either party upon notice to the other party from making such public announcements as such party's counsel may consider advisable in order to satisfy the party's legal and contractual obligations in such regard.

         21. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

         22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                        AMERICAN GOVERNMENT FUND INC.
ATTEST:



------------------------------------     ---------------------------------------
Secretary                                President


                                         AMERICAN GOVERNMENT PORTFOLIO, INC.
ATTEST:



------------------------------------     ---------------------------------------
Secretary                                President


                                         AMERICAN OPPORTUNITY INCOME FUND INC.
ATTEST:



------------------------------------     ---------------------------------------
Secretary                                President


                                         FIRST AMERICAN INVESTMENT FUNDS, INC.
ATTEST:




------------------------------------     ---------------------------------------
Secretary                                President

                                                                     APPENDIX VI

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         This Appendix compares the investment objectives and certain investment policies and restrictions of American Government Income Fund Inc. ("AGF"), American Government Income Portfolio, Inc. ("AAF"), and American Opportunity Income Fund Inc. ("OIF," and collectively with AGF and AAF, the "Piper Funds") and of the Fixed Income Fund series of First American Investment Funds, Inc., into which the Piper Funds are proposed to be combined. The following as it relates to Fixed Income Fund is qualified in its entirety by the more detailed information included in the Class A Shares prospectus for Fixed Income Fund which accompanies the Combined Proxy Statement/Prospectus.

         The investment objective of each Piper Fund is fundamental, which means that it may not be changed without a vote of the holders of a majority, as that term is defined in the Investment Company Act of 1940, as amended, of the outstanding shares of that fund. The investment objective of Fixed Income Fund is not fundamental and therefore may be changed without a vote of shareholders. Such a change could result in Fixed Income Fund having an investment objective different from that which shareholders considered appropriate at the time of approving the Reorganization. Shareholders will receive written notification at least 30 days prior to any change in Fixed Income Fund's investment objective.

INVESTMENT OBJECTIVES

         The investment objective of each of AGF and AAF is high current income consistent with preservation of capital.

         OIF's primary investment objective is to provide a high level of current income; its secondary objective is to seek capital appreciation.

         Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.

INVESTMENT POLICIES AND RESTRICTIONS

Principal Investments

         AGF has a fundamental policy to invest at least 65% of its total assets in "U.S. Government Securities" and repurchase agreements pertaining to such securities. "U.S. Government Securities" are defined as securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include: (i) U.S. Treasury bills, notes, and bonds, all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, others of which are supported by the right of the issuer to borrow from the U.S. government, and others of which are backed only by the credit of the issuer itself.

         AAF has a fundamental policy to invest at least 65% of its total assets in "U.S. Government Securities," as defined in the preceding paragraph, and repurchase agreements pertaining to such securities.

         OIF has a nonfundamental policy to invest at least 50% of its total assets in mortgage-backed securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) issued by private issuers and rated, at the time of investment, AA or better by Standard & Poor's. At least 65% of OIF's total assets must be invested in securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (including but not limited to mortgage-backed securities); and at least 75% of its total assets must be invested in securities rated AA or better by Standard & Poor's or direct obligations of the U.S. government. Up to 15% of OIF's total assets may be invested in securities rated A (but not lower) by Standard & Poor's; but to the extent that OIF invests in any securities rated A, it must hold at least an equal weighting of securities rated AAA.

         Fixed Income Fund invests in investment grade debt securities, at least 65% of which are U.S. government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.

         Under normal market conditions, the weighted average maturity of the securities held by Fixed Income Fund will not exceed 15 years. AGF, AAF and OIF do not have a policy regarding the weighted average maturity or duration of the securities held by them.

Other Investments

         In addition to the securities described above under "-- Principal Investments," AGF may invest up to 35% of its total assets in securities other than U.S. Government Securities, including: (i) U.S. dollar denominated Canadian government securities rated AA or better by Standard & Poor's, provided that no more than 20% of the fund's total assets may be invested in such securities;
(ii) corporate debt securities (including collateralized mortgage obligations) rated AA or better by Standard & Poor's; (iii) certificates of deposit, time deposits and banker's acceptances of any term to maturity of any domestic bank having total assets of $1 billion or more which is a member of the Federal Deposit Insurance Corporation (the "FDIC") and the long-term unsecured debt obligations of which are rated AA or better by Standard & Poor's; (iv) banker's acceptances with a term to maturity of one year or less with any domestic bank having total assets of $1 billion or more which is a member of the FDIC and the unsecured commercial paper of which is rated A-1+ by Standard & Poor's; (v) commercial paper (having original maturities of not more than 365 days) rated A-1+ by Standard & Poor's and commercial paper (having original maturities of not more than 365 days) rated A-1 by Standard & Poor's issued by companies whose long-term unsecured debt is rated AA or better by Standard & Poor's; and (vi) put and call options, futures contracts and options on futures contracts, as discussed below under the caption "Investment Techniques."

         In addition to the securities described above under "-- Principal Investments," AAF may invest up to 35% of its total assets in securities of the kinds described immediately above with respect to AGF.

         In addition to the securities described above under "-- Principal Investments," and subject to the percentage limitations stated therein, up to 35% of OIF's total assets may be collectively invested in: (i) corporate debt securities; (ii) foreign debt securities; (iii) unregistered securities; (iv) interest-only and principal-only mortgage-backed securities and subordinated interests in private pass-through pools; and (v) whole mortgage loans and participation mortgages. The corporate debt securities in which OIF may invest must be rated at the time of investment A or higher by Standard & Poor's, and no more than 15% of OIF's total assets may be invested in such securities. The foreign debt securities in which OIF may invest may be denominated in U.S. dollars or in other currencies; they must be rated at the time of investment AA-or higher by Standard & Poor's; no more than 25% of OIF's total assets may be invested in such securities; and no more than 7.5% of OIF's total assets may be invested in securities of issuers located in any one country (10% in the case of Canadian issuers). With respect to unregistered securities, no more than 15% of OIF's total assets may be invested in such securities. The interest-only and principal-only mortgage-backed securities and subordinated interests in private pass-through pools in which OIF may invest must be rated at the time of investment A or higher by Standard & Poor's, and OIF may purchase other types of mortgage-backed securities, such as inverse floating collateralized mortgage obligations, outside of the foregoing 35% limitation. The whole loan mortgages (entire ownership interests in mortgage loans on residential properties) and participation mortgages (fractional interests in mortgage loans on residential properties) in which OIF may invest must be rated A or higher by Standard & Poor's or, if unrated, be considered by OIF's investment adviser to be of comparable quality, and no more than 25% of OIF's total assets may be invested in such whole mortgage loans and participating mortgages.

         Subject to the two 65% requirements stated above under "-- Principal Investments," Fixed Income Fund's permitted investments include notes, bonds and discount notes of U.S. government agencies or instrumentalities; domestic issues or corporate debt obligations rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization or which are of comparable quality in the judgment of the fund's investment adviser; other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization (i.e., Standard & Poor's BBB or its equivalent) or which are of comparable quality in the judgment of the fund's investment adviser; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars, provided that such securities meet the rating requirement set forth in the preceding sentence. The mortgage-backed securities in which Fixed Income Fund may invest include interest-only, principal-only, inverse floating rate, and inverse interest-only mortgage-backed securities, provided that the fund's aggregate investments in these four types of securities will not exceed 10% of its total assets.

         For temporary defensive purposes, Fixed Income Fund may without limitation hold cash or invest in cash items. Fixed Income Fund also may invest up to 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; U.S. government securities; repurchase agreements; and securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less.

         Unlike OIF, Fixed Income Fund is not permitted to invest in whole mortgage loans or participating mortgages. Unlike OIF, there is no limitation on Fixed Income Fund's purchases of unregistered securities; but to the extent such securities are illiquid, they are subject to the limitation regarding illiquid securities set forth below under "-- Investment Restrictions."

         The Piper Funds and Fixed Income Fund also may engage in the investment techniques set forth in the following subsection.

Investment Techniques

         The Piper Funds and Fixed Income Fund may engage in the following investment techniques to the extent indicated.

         REPURCHASE AGREEMENTS. Each of the Piper Funds and Fixed Income Fund may invest in repurchase agreements without limitation, except that AGF and AAF may not invest more than 10%, and Fixed Income Fund may not invest more than 15%, of their net assets in repurchase agreements not terminable within seven days.

         PUT AND CALL OPTIONS. AGF and AAF may sell covered put and call options and purchase put and call options on U.S. and Canadian government securities. OIF may sell covered put and call options and purchase put and call options on the securities in which it may invest. AGF, AAF and OIF also may write call options that are not covered for cross-hedging purposes. Fixed Income Fund may, in order to reduce risk, invest in exchange traded put and call options on interest rate indices.

         FUTURES CONTRACTS. Each of the Piper Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts. Fixed Income Fund may enter into interest rate futures contracts and invest in exchange traded put and call options on interest rate futures contracts.

         WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. Each of the Piper Funds and Fixed Income Fund may purchase securities on a when-issued or delayed-delivery basis.

         MORTGAGE DOLLAR ROLLS. Each of the Piper Funds and Fixed Income Fund may enter into mortgage dollar rolls in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to purchase similar but not identical securities on a specified future date.

         REVERSE REPURCHASE AGREEMENTS. Each of the Piper Funds may engage in reverse repurchase agreement transactions, subject to the respective funds' limitations on borrowing set forth under "-- Investment Restrictions" below. Fixed Income Fund may not engage in reverse repurchase agreement transactions.

         LENDING OF PORTFOLIO SECURITIES. Each of the Piper Funds may lend portfolio securities representing up to 30% of the value of the total assets to broker-dealers, banks or other institutional borrowers of securities. Fixed Income Fund may lend portfolio securities representing up to one-third of the value of it total assets to such borrowers.

         FOREIGN CURRENCY TRANSACTIONS. OIF may engage in a variety of foreign currency transactions in connection with its investments in foreign debt securities. None of AGF, AAF or Fixed Income Fund may engage in foreign currency transactions.

Investment Restrictions

         BORROWING. AGF, AAF and OIF have fundamental investment restrictions providing that they may borrow money in an amount up to 20%, 25% and 33-1/3%, respectively, of their total assets, plus, in the case of OIF, up to 5% of total assets for temporary defensive purposes. Fixed Income Fund has a fundamental investment restriction providing that it may borrow money only from banks and only for temporary or emergency purposes in an amount up to 10% of the value of its total assets.

         ILLIQUID SECURITIES. Each of the Piper Funds has a nonfundamental investment restriction permitting it to invest up to 35% of its total assets in illiquid securities. Fixed Income Fund has a nonfundamental investment restriction permitting it to invest up to 15% of its net assets in illiquid securities. Certain "restricted" securities issued pursuant to exemptions from registration may be deemed liquid for purposes of these restrictions.

                                                                    APPENDIX VII

                  COMPARISON OF INTERIM ADVISORY AGREEMENTS AND
                     FIXED INCOME FUND'S ADVISORY AGREEMENT

         This Appendix summarizes and compares certain significant provisions of the Interim Advisory Agreements (the "Interim Agreements") against corresponding provisions of the FAIF Fixed Income Fund's Investment Advisory Agreement (the "FAIF Agreement"). Advisory fees payable under the Agreements are set forth in the Combined Proxy Statement/Prospectus.

         ADVISORY SERVICES. The Interim Agreements provide that Piper Capital will manage the affairs, business and the investment of the assets of each Piper Fund in accordance with the applicable provisions of the articles of incorporation, bylaws, registration statement, and any representations contained in the Prospectuses of the Piper Funds. Under each Interim Agreement, Piper Capital has the sole and exclusive responsibility for the management of the respective Fund's assets and the making and execution of all investment decisions for the Fund. Under each Interim Agreement, Piper Capital will, at its own expense, furnish to the respective Piper Fund suitable office space and all necessary office facilities, equipment and personnel for serving the investments of such Piper Fund. Piper Capital will arrange, if requested, for officers, employees and "affiliated persons" of Piper Capital to serve without compensation from a Piper Fund as directors, officers, or employees of such Piper Fund.

         Similarly, the FAIF Agreement provides that U.S. Bank agrees to act as the investment adviser for, and to manage the investment of the assets of, Fixed Income Fund. Under the FAIF Agreement, U.S. Bank is required, at its own expense, to provide Fixed Income Fund with all office space, personnel and facilities necessary and incident to the performance of the adviser's services under the Agreement. In addition, under the FAIF Agreement, U.S. Bank is required to pay or be responsible for the payment of all compensation to personnel of Fixed Income Fund and the officers and directors of the Fixed Income Fund who are affiliated with U.S. Bank or any entity which controls, is controlled by or is under common control with U.S. Bank.

         Under the Interim Agreements and the FAIF Agreement, the respective advisers will report to the Board of Directors for each Fund regularly at such times and in such detail as the Board of Directors may determine.

         FEE AND EXPENSE LIMITATIONS. The FAIF Agreement requires that if, in any fiscal year, the aggregate expenses of any Fund exceed the expense limitations imposed under the securities regulations of a state, U.S. Bank will reimburse Fixed Income Fund. Such reimbursement shall not exceed the advisory fees paid to U.S. Bank during the year, unless otherwise required by the state and unless the adviser agrees to be bound by such state requirement. Under federal law, states may no longer impose expense limitations on mutual funds.

         STANDARD OF CARE. The FAIF Agreement provides that U.S. Bank will be liable to Fixed Income Fund and its shareholders or former shareholders for any negligence or willful misconduct on the part of U.S. Bank or any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by it under the FAIF Agreement, provided that U.S. Bank shall not be liable for any investments made by U.S. Bank in accordance with the explicit or implicit direction of the Board of Directors of FAIF or the investment objectives and policies of Fixed Income Fund, and provided further that any liability of U.S. Bank resulting from a breach of fiduciary duty with respect to the receipt of compensation for services shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act. In addition, U.S. Bank agrees in the FAIF Agreement to indemnify FAIF and Fixed Income Fund with respect to any loss, liability, judgment, cost or penalty which FAIF or Fixed Income Fund may directly or indirectly suffer or incur in any way arising out of or in connection with any breach of the FAIF Agreement by U.S. Bank. The Interim Agreements do not contain provisions pertaining to standard of care.

         DURATION AND TERMINATION. The Interim Agreements will continue in effect for a period of two years from the date of execution, and thereafter will continue in effect only so long as such continuance is specifically approved at least annually by: (a) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the directors who are not parties to the Interim Agreements or interested persons of such parties. Similarly, the FAIF Agreement will remain in force for successive annual periods, subject to the same annual approval requirements. Besides automatic termination in the event of its assignment (as defined in the 1940 Act), the Interim Agreements and the FAIF Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the applicable fund or by the vote of the holders of a majority of the outstanding shares of such fund, or by the applicable adviser, upon 60 days' written notice to the other party.

                                                                   APPENDIX VIII

                      SHAREHOLDER TRANSACTIONS AND SERVICES

         This Appendix compares the shareholder transactions and services of the Piper Funds and Fixed Income Fund. The following as it applies to Fixed Income Fund is qualified in its entirety by the more detailed information included in the prospectus for the Class A Shares of Fixed Income Fund, which accompanies and is incorporated by reference into the Combined Proxy Statement/Prospectus.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         The common shares of the Piper Funds currently trade on the New York Stock Exchange. Shares of Fixed Income Fund will be offered to the public on a continuous basis and will not be listed on any stock exchange. Common shares of the Piper Funds may only be purchased through a broker. Class A Shares of Fixed Income Fund may be purchased at the net asset value plus applicable sales charge through a financial institution which has a sales agreement with the Funds' distributor, by mail directly through the Funds' transfer agent, or by wire. In addition, Fixed Income Fund has an automatic investment program which allows shareholders to make regular purchases of shares through automatic deduction from a shareholder's account in the same class of shares of the Prime Obligations Fund, a series of First American Funds, Inc.

         PURCHASE PRICE. Shares of the Piper Funds may be purchased at their current market price (which may be higher or lower than their current net asset value) plus brokerage commission. Class A Shares of Fixed Income Fund will be available for purchase at the net asset value per share next calculated after receipt of an order, plus the applicable front sales charge as set forth in the table below.

                       Sales Charges for Fixed Income Fund

                                                      Fixed Income Fund
                                                       Sales Charge as
                                                ------------------------------
                                                     % of           % of Net
Size of Transaction at Offering Price           Offering Price     Asset Value
-------------------------------------           ------------------------------

Less than $50,000...............................     3.75 %          3.90 %
$50,000 but less than $100,000..................     3.25 %          3.36 %
$100,000 but less than $250,000.................     2.75 %          2.83 %
$250,000 but less than $500,000.................     2.00 %          2.04 %
$500,000 but less than $1,000,000...............     1.00 %          1.01 %
$1,000,000 and over*............................     0.00 %          0.00 %

--------------------
* No initial sales charge applies to purchases of Class A shares of $1,000,000 or more. However, a 1.00% contingent deferred sales charge will be imposed if those shares are redeemed within 24 months of purchase.

         The minimum initial investment for Fixed Income Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Piper Funds have no minimum investment requirement.

         PURCHASES AT REDUCED OR NO SALES CHARGE. For the Class A shares of Fixed Income Fund, various persons, entities and groups may qualify for reduced sales charges, or for purchases at net asset value without a sales charge.

         EXCHANGES. Shareholders of Fixed Income Fund will be able to exchange their Class A shares for shares of the same class of other mutual funds of FAIF, First American Funds, Inc. and First American Strategy Funds, Inc.

         REDEMPTIONS. Shares of the Piper Funds may be sold through broker-dealers on any business day. A commission is generally charged for each sale. Class A Shares of Fixed Income Fund are redeemable, in whole or in part, on any day on which Fixed Income Fund computes its net asset value. No fee or other charge is imposed on the redemption of Fixed Income Fund Class A Shares, except that a contingent deferred sales charge will be imposed upon redemption of certain shares initially purchased without a sales charge. No contingent deferred sales charge will be imposed on sales of shares acquired as a result of the Reorganization. Fixed Income Fund reserves the right to redeem an account at any time the net asset value of that account falls below $500 as a result of a redemption request or exchange request. Shareholders will be notified in writing prior to any such redemption and will be allowed 60 days to make additional investments before the redemption is processed.

         Additional information regarding share purchases, sales charges, exchange procedures and redemption procedures, is set forth in the prospectus for Class A Shares of Fixed Income Fund, which accompanies and is incorporated by reference to the Combined Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS.

         Each Piper Fund under normal circumstances distribute monthly dividends from its net investment income (non-capital gain income less expenses). Each Piper Fund may at times pay out more or less than the entire amount of net investment income in any particular period to permit such fund to maintain a stable level of distributions. As a result the distributions paid by a Piper Fund for any particular period may be more or less than the amount of net investment income earned by such fund during such period. This may result in a portion of the monthly distributions constituting a return of capital. Net short term capital gains and net long-term gains, if any, are distributed at least once annually.

         Similar to the Piper Funds, dividends with respect to Fixed Income Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions will be automatically reinvested in additional shares of Fixed Income Fund, unless shareholders request cash payments.

         Additional information regarding dividends and distributions for Fixed Income Fund is set forth in the prospectus for Class A Shares of Fixed Income Fund, which accompanies and is incorporated by reference to the Combined Proxy Statement/Prospectus.

                                                                     APPENDIX IX

                              PORTFOLIO MANAGERS OF
                                 THE PIPER FUNDS


AGF, AAF and OIF are managed primarily by Bruce Salvog and Tom McGlinch.

         BRUCE SALVOG. Mr. Salvog has over 28 years of investment industry experience. He joined Piper Capital Management Incorporated in 1992 and serves as Senior Vice President and a portfolio co-manager, overseeing the management of several Piper funds. Mr. Salvog received his bachelor's degree from Harvard University.

         TOM MCGLINCH. Mr. McGlinch has over 17 years of investment industry experience. He joined Piper Capital Management Incorporated in 1992 and serves as Senior Vice President and a portfolio co-manager, overseeing the management of several Piper funds. Mr. McGlinch received his bachelor's degree in accounting from St. John's University and master's degree in business administration from the University of St. Thomas. Mr. McGlinch is a Chartered Financial Analyst.

                                                                      APPENDIX X

                  DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

         Shareholders who elect to exercise dissenters' rights must satisfy each of the following conditions: (a) dissenting holders must file with the AGF, AAF or OIF, before the vote on the Reorganization is taken, written notice of their intention to demand payment of the fair value of their shares (this written notice must be in addition to and separate from any proxy or vote against the Reorganization--voting against or failing to vote for the Reorganization will not constitute such a notice); and (b) dissenting holders must not vote in favor of the Reorganization (a failure to vote will satisfy this requirement, but a vote in favor of the Reorganization, by proxy or in person, will constitute a waiver of dissenters' rights and will nullify any previously filed written notice of intent to demand payment). Shareholders who fail to comply with either of these conditions will have no dissenters' rights with respect to their shares.

         SHAREHOLDERS SHOULD BE AWARE THAT THE DIVISION OF INVESTMENT MANAGEMENT OF THE SEC HAS TAKEN THE POSITION THAT ADHERENCE TO STATE APPRAISAL PROCEDURES BY A REGISTERED INVESTMENT COMPANY ISSUING REDEEMABLE SECURITIES WOULD CONSTITUTE A VIOLATION OF RULE 22c-1 UNDER THE 1940 ACT. THIS RULE PROVIDES THAT NO OPEN-END INVESTMENT COMPANY MAY REDEEM ITS SHARES OTHER THAN AT NET ASSET VALUE NEXT COMPUTED AFTER RECEIPT OF A TENDER OF SUCH SECURITY FOR REDEMPTION. IT IS THE VIEW OF THE DIVISION OF INVESTMENT MANAGEMENT THAT RULE 22c-1 SUPERSEDES APPRAISAL PROVISIONS IN STATE STATUTES. IN THE INTERESTS OF ENSURING EQUAL VALUATION OF ALL INTERESTS IN THE AGF, AAF OR OIF, SUCH FUNDS WILL DETERMINE DISSENTERS' RIGHTS IN ACCORDANCE WITH THE DIVISION INTERPRETATION. ACCORDINGLY, IN THE EVENT THAT ANY SHAREHOLDER ELECTS TO EXERCISE DISSENTERS' RIGHTS UNDER MINNESOTA LAW, AGF, AAF OR OIF INTENDS TO SUBMIT THIS QUESTION TO A COURT OF COMPETENT JURISDICTION.

         All written notices should be addressed to AAF, AGF or OIF at their offices, 222 South Ninth Street, Minneapolis, Minnesota 55402, Attention:
Corporate Secretary, and should be executed by, or with the consent of, the holder of record. The notice must identify the shareholder and indicate the intention of such shareholder to demand payment of fair value of his or her shares. In the notice the shareholder's name should be stated as it appears on his or her stock certificates, if any, or in the manner in which his or her shares are registered. A beneficial owner of shares who is not the registered owner may assert dissenters' rights as to shares held on such person's behalf, provided that such beneficial owner submits a written consent of the registered owner to AGF, AAF or OIF at or before the time such rights are asserted.

         A Piper Fund shareholder may not assert dissenters' rights as to less than all of the shares registered in such shareholder's name, except in the situation in which certain shares are beneficially owned by another person but registered in such shareholder's name. If a shareholder wishes to dissent with respect to shares beneficially owned by another person, such shareholder must dissent with respect to all of such shares and disclose the name and address of the beneficial owner on whose behalf the holder is dissenting.

         After a vote approving the Reorganization, and assuming the Reorganization is consummated, each Piper Fund must give written notice that the Reorganization has been approved to each shareholder who filed a written notice of intent to demand payment for such shareholder's shares and who did not vote in favor of the Reorganization. This notice sent by the Piper Funds shall specify the address to which a demand for payment and stock certificates, if any, must be sent by such shareholder in order to obtain payment and shall include a form for demanding payment to be completed by the shareholder. In order to receive the fair value of his or her shares, a dissenting shareholder must, within 30 days after the date of such notice, send such holder's share certificates, if any, together with certain information concerning such shareholder's shares, on the form supplied by the Piper Funds. After a valid demand for payment and the related certificates, if any, are received, the Piper Funds must remit to each dissenting shareholder who has complied with the above-referenced requirements the amount it deems to be the fair value of that shareholder's shares, plus interest from the fifth day after the effective date of the Reorganization to the date of such payment, together with a brief description of the method used to reach such estimate and certain updated interim financial data of the Piper Funds, if available.

         If a dissenting shareholder believes that the amount remitted by a Piper Fund is less than the fair value of such shareholder's shares, plus interest, the shareholder may give written notice to such Piper Fund of his own estimate of fair value of his Piper Fund shares within 30 days after the mailing date of the remittance and demand payment of the difference. If the shareholder fails to give written notice of such estimate and demand for the difference with the 30-day time period, the shareholder will be entitled only to the amount remitted.

         If such Piper Fund and the dissenting shareholder are unable to settle the shareholder's demand within 60 days, such Piper Fund shall file in court a petition requesting that the court determine the fair value of the shares, plus interest. All shareholders whose demands are not settled within the applicable 60-day settlement periods shall be made parties to this proceeding. The court, after determining that the shareholder has complied with all statutory requirements, may use any valuation method or combination of methods it deems appropriate, whether or not used by such Piper Fund or the dissenting shareholder, or may appoint appraisers to determine the fair value of the shares. The court's determination is binding on all shareholders of the Piper Funds, and the court must enter judgment for any amount by which the court determines fair value exceeds the amount remitted to the shareholders by the Company.

         The costs and expenses of such a proceeding, including the expenses and compensation of any appraisers, will be assessed against the applicable Piper Fund unless the court, in its discretion, determines that the dissenting shareholder's action in demanding supplemental payment was arbitrary, vexatious, or not in good faith, in which event the court may assess all or a part of such costs against the shareholder. Fees and expenses of counsel for the dissenting shareholder may be awarded by the court out of the amount, if any, awarded to such shareholder.

         The following sections of the Minnesota Business Corporation Act set forth the rights of dissenting shareholders and the procedures to be followed for asserting dissenters' rights:

302A.471.         RIGHTS OF DISSENTING SHAREHOLDERS

         Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

         (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

         (1) alters or abolishes a preferential right of the shares;

         (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

         (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

         (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

         (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

         (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

         (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

         (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

         Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

         (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

         Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

         (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

         Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.


302A.473.         PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

         Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

         (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

         (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

         (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

         Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

         Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

         Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

         (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

         (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

         (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

         (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

         (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

         Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

         (1) The corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

         (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

         (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

         (b) The corporation may withhold the remittance described in paragraph
(a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a) a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

         (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

         Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

         Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

         Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

         (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

         (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                                   BACK COVER





















                                                     FACEPROX2   6/1998   094-98

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 17, 1998

                        PROPOSED ACQUISITION OF ASSETS OF
                      AMERICAN GOVERNMENT INCOME FUND INC.,
                 AMERICAN GOVERNMENT INCOME PORTFOLIO, INC. AND
                      AMERICAN OPPORTUNITY INCOME FUND INC.

                      PIPER CAPITAL MANAGEMENT INCORPORATED
                             222 SOUTH NINTH STREET
                        MINNEAPOLIS, MINNESOTA 55402-3894
                            1-800-866-7778 ext. 6786

                        BY AND IN EXCHANGE FOR SHARES OF
                                FIXED INCOME FUND
              A PORTFOLIO OF FIRST AMERICAN INVESTMENT FUNDS, INC.
                            OAKS, PENNSYLVANIA 19456
                                 1-800-637-2548

         This Statement of Additional Information relates to the proposed Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets and the assumptions of all liabilities of American Government Income Fund Inc. ("AGF"), American Government Income Portfolio, Inc. ("AAF") and American Opportunity Income Fund Inc. ("OIF"), each closed-end investment companies, by Fixed Income Fund ("Fixed Income Fund"), a separately managed series of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of common stock of Fixed Income Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of AGF, AAF and OIF (collectively, the "Piper Funds") and (b) the liquidation of the Piper Funds and the pro rata distribution of the Piper Funds common shares to Fixed Income Fund shareholders. This Statement of Additional Information consists of (a) the combined Statement of Additional Information of the Piper Funds and (b) the Pro Forma Financial Statements of the Piper Funds and Fixed Income Fund, which are attached as Appendix A to this Statement of Additional Information, and the following documents, each of which is incorporated by reference herein:

         1. Statement of Additional Information of FAIF dated January 31, 1998, as supplemented on May 15, 1998, containing information concerning the Class A Shares of Fixed Income Fund.

         2. Annual report of AGF for the fiscal year ended October 31, 1997.

         3. Annual report of AAF for the fiscal year ended October 31, 1997.

         4. Annual report of OIF for the fiscal year ended October 31, 1997.

         5. Financial Statements required by Form N-14, Item 14 (to the extent not included in Items 1 and 2 above).

         This Statement of Additional Information is not a prospectus. The Combined Proxy Statement/Prospectus dated the date hereof relating to the above-referenced transaction may be obtained without charge by writing or calling the Piper Funds or FAIF at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Combined Proxy Statement/Prospectus.

                                Table of Contents

INVESTMENT OBJECTIVES AND POLICIES ..........................................  1
     Description of Portfolio Securities ....................................  1
         U.S. Government Securities .........................................  1
         Canadian Government Securities .....................................  1
         Mortgage-Backed Securities .........................................  1
         Zero Coupon Securities .............................................  5
         Corporate Debt Securities ..........................................  5
         Foreign Debt Securities ............................................  6
     Other Investment Management Practices ..................................  6
         Options Transactions ...............................................  6
         Options on Securities ..............................................  6
         Futures Contracts and Options on Futures Contracts .................  6
         Foreign Currency Exchange Transactions .............................  7
         Lending of Portfolio Securities ....................................  9
         When-Issued and Forward Commitment Securities ......................  9
         Repurchase Agreements ..............................................  9
         Portfolio Turnover ................................................. 10
     Investment Restrictions ................................................ 10

TENDER OFFERS AND SHARE REPURCHASES ......................................... 11

DIRECTORS AND EXECUTIVE OFFICERS ............................................ 12

INVESTMENT ADVISORY AND OTHER SERVICES ...................................... 15
         Adviser ............................................................ 15
         Control of the Adviser ............................................. 15
         Investment Advisory Agreements ..................................... 15
         Fund Administration ................................................ 15
         Independent Auditors ............................................... 16

BROKERAGE AND PORTFOLIO TRANSACTIONS ........................................ 16

TAXATION .................................................................... 17
         General ............................................................ 17
         Federal Tax Treatment of Shareholders .............................. 18
         Consequences of Certain Fund Investments ........................... 19

ADDITIONAL INFORMATION ...................................................... 20

RATINGS ..................................................................... 20
         Ratings of Corporate Debt Obligations and Municipal Bonds .......... 21
              Standard & Poor's ............................................. 21
              Moody's ....................................................... 22
         Ratings of Preferred Stock ......................................... 22
              Standard & Poor's ............................................. 22
              Moody's ....................................................... 23
         Ratings of Municipal Notes ......................................... 23
              Standard & Poor's ............................................. 23
              Moody's ....................................................... 23
         Ratings of Commercial Paper ........................................ 24
              Standard & Poor's ............................................. 24
              Moody's ....................................................... 24
         Best's Rating System for Insurance Companies  ...................... 24

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Piper Funds are set forth in the Combined Proxy Statement/Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Combined Proxy Statement/Prospectus.

Description of Portfolio Securities

U.S. Government Securities

     U.S. Government Securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities and include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by United States Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury; some of which are supported by the right of the issuer to borrow from the U.S. government and some of which are backed only the credit of the issuer itself.

Canadian Government Securities

     Canadian Government Securities consist of securities issued by the Canadian federal government, Canadian provincial government and political subdivisions, agencies or instrumentalities of the Canadian federal government and Canadian provincial government, including corporations wholly or substantially owned or controlled by the Canadian federal government or one or more Canadian provincial governments. Piper Capital Management Incorporated ("Piper Capital" or the "Adviser") does not believe that the credit risk inherent in investing in Canadian Government Securities is significantly greater than that of U.S. Government Securities. However, investing in Canadian Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities including possible application of Canadian tax laws, including possible future withholding taxes, potential difficulties in enforcing contractual regulations, changes in governmental administrations or economic or monetary policy changed circumstances in dealing between the United States and Canada. Canadian brokerage commissions may be higher than those in the United States and Canadian securities markets may be less liquid, more volatile and less subject to governmental supervision than those in the United States.

Mortgage-Backed Securities

     Mortgage-backed securities are securities that, directly or indirectly, represent participations in, or are securities by and payable from, loans secured by real property or other assets, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mae Certificates, private pass-through securities, commercial mortgage-backed securities, certain collateralized mortgage obligations and asset-backed securities.

     GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The guaranteed mortgage pass-through securities include certificates issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac, which represent interests in underlying residential mortgage loans. These mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the services of the underlying mortgage loans. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC generally guarantees only ultimate collection of principal of the underlying mortgage loans, which collection may take up to one year.

     Ginnie Mae Certificates are direct obligations of the United States Government and as such are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered and privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac Certificates are solely obligations of the issuing entity and are not backed by the full faith and credit of the United States.

     GINNIE MAE CERTIFICATES--Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units.

     FANNIE MAE CERTIFICATES--Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of FNMA are obligations solely of FNMA and are not backed by the full faith and credit of the U.S. government.

     Each Fannie Mae Certificate will represent a pro-rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) fixed rate and adjustable mortgage loans secured by multifamily projects.

     FREDDIE MAC CERTIFICATES--Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

     Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate Group") purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate Group may include whole loans, interests in whole loans and participations comprising another Freddie Mac Certificate Group.

     PRIVATE MORTGAGE PASS-THROUGH SECURITIES. Private Mortgage Pass-Through Securities ("Private Pass- Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass Throughs constituting adjustable rate mortgage securities are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. See "--Types of Credit Support" below.

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other Mortgage-Backed Securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other Mortgage-Backed Securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. CMOs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government or by private organizations. The issuer of a CMO may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full.

     OIF may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the London Interbank Offered Rate ("LIBOR"). Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse or reverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse or reverse floating CMOs would be purchased by the Piper Funds to attempt to protect against a reduction in the income earned on a Piper Fund's investments due to a decline in interest rates. A Piper Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other Mortgage-Backed Securities, the value will decrease as interest rates increase. See "--Derivative Mortgage-Backed Securities."

     DERIVATIVE MORTGAGE-BACKED SECURITIES. Derivative Mortgage-Backed Securities are securities, such as interest-only and principal-only stripped mortgage-backed securities and subordinated interests in private pass-through pools, that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property or mortgage-backed securities.

     The yields on Derivative Mortgage-Backed Securities are generally higher than prevailing market yields on mortgage-backed securities because their market prices are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using hedging techniques.

     Although Derivative Mortgage-Backed Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities are still less liquid than most other types of investments.

     STRIPPED MORTGAGE-BACKED SECURITIES. Stripped Mortgage-Backed Securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     There are generally two types of classes of SMBS, one of which (the "IO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets") and the other of which (the "PO class") entitles the holders thereof to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, an investor may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

     Under the Internal Revenue Code of 1986, as amended (the "Code"), SMBS generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Piper Funds. In addition, the Staff of the Division of Investment Management of the Securities Exchange Commission considers privately issued SMBS to be illiquid securities.

     SUBORDINATED MORTGAGE-BACKED SECURITIES. Credit enhancement in the form of subordination provides for the issuance of a senior class of certificates that are generally rated at least AA by Standard & Poor's and one or more classes of subordinated certificates that bear ratings lower than the senior certificates or are non-rated. Holders of either the senior or the subordinated certificates will ordinarily be entitled to a pro-rata share of distributions of principal and interest. However, in the event that delinquencies and defaults on the underlying mortgage loans cause a shortfall in the distributions to the senior certificates, distributions otherwise payable to the subordinated certificates will be distributed to the senior certificates to the extent required. The characteristics of the mortgage loans and other credit enhancement features will determine the size of the subordinated interest required to obtain the desired rating on the senior securities.

     To the extent that actual delinquency and loss experience is greater than that anticipated, the return on the subordinated certificates will be adversely affected and, in extreme cases, a portion of the principal could be lost; to the extent that such experience is more favorable than anticipated, the return on the subordinated certificates will be increased. The Piper Funds may invest in subordinated certificates, which securities, at the time of investment, are rated BBB or higher by Standard & Poor's, or, if unrated, determined by the Adviser to be of comparable quality. Descriptions of the rating categories are set forth in this Statement of Additional Information under "Ratings."

     ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of assets, including, but not limited to, interest in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities are all issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a perfected security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recovered on repossessed collateral may not, in some cases, be available to support payments on these securities.

     TYPES OF CREDIT SUPPORT. To lessen the effect of failures by obligors on underlying mortgages to make payments, Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of-assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Piper Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued credit worthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Zero Coupon Securities

     Each Piper Fund may invest in zero coupon securities. A fund accrues income on such securities for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy such Piper Fund's distribution obligations. Certain zero coupon obligations are issued by the United States Treasury and others are issued by government agencies or instrumentalities. Investment banks may also strip Treasury securities and sell them under proprietary names. Only "stripped" U.S. Government Securities which are issued through the United States Treasury's STRIPS program are considered to be direct obligations of the United States Government.

Corporate Debt Securities

     Corporate Debt Securities, in which OIF may invest, are fixed income securities of United States corporations, which securities are, at the time of investment, are either rated BBB or higher by Standard & Poor's. The values of Corporate Debt Securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of mortgage-backed securities, to business conditions affecting the specific industries in which the issuers are engaged. OIF may invest in certain types of Corporate Debt Securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to OIF as such securities generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to OIF.

Foreign Debt Securities

     Foreign Debt Securities are debt securities issued by foreign corporations and foreign governments considered stable by the Adviser and non-U.S. dollar denominated securities issued by United States corporations and by agencies and instrumentalities of the United States government. OIF will invest only in Foreign Debt Securities rated AAA or AA by Standard & Poor's at the time of investment. The foreign government securities in which OIF will invest generally consist of obligations supported by national, state and provincial governments or similar political subdivisions through their authority to levy taxes.

Other Investment Management Practices

Options Transactions

     Options on Securities

     The Piper Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. A fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a fund may purchase call options to hedge against an increase in the price of securities that the fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Futures Contracts and Options on Futures Contracts

     The Piper Funds may enter into contacts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of U.S. Government Securities and may purchase and write put and call options to buy or sell futures contracts. These investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a fund holds or intends to purchase.

     At the same time a futures contract is purchased or sold, a fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government Securities or other liquid high grade debt obligations, to cover its performance under such contracts.

     A fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the fund had not entered into any futures transactions. In addition, the value of a fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Foreign Currency Exchange Transactions

     OIF, in connection with its investment activity in Foreign Debt Securities, may engage in foreign currency exchange transactions to protect against uncertainty in the level of the rate of exchange between the U.S. dollar and foreign currencies. OIF may engage in such transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

     OIF may engage in "transaction hedging" to protect against a change in the exchange rate between the date on which OIF contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, OIF may purchase or sell any foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in such foreign currencies. If conditions warrant, OIF may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currencies or futures contracts as a hedge against changes in foreign currencies or exchange rates between the trade and settlement dates on particular transactions and not for speculation.

     A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, OIF may also purchase exchange-listed and over-the-counter call and put options on foreign currencies or future contracts thereon. A put option on a futures contract gives OIF the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives OIF the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives OIF the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives OIF the right to purchase a currency at the exercise price until the expiration of the option.

     OIF may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar in its securities denominated in foreign currencies (or an increase in the value of the foreign currency for securities which OIF intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, OIF may purchase or sell foreign currency futures contracts and forward contracts, and may purchase put or call options on foreign currencies or on futures contracts thereon on exchanges or over- the-counter markets. In connection with position hedging, OIF may also purchase or sell foreign currencies on a spot basis.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for OIF to purchase additional amounts of foreign currencies on the spot market (and bear the expenses of such purchase) if the market value of the security or securities being hedged is less than the amount of such foreign currencies OIF is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currencies. Conversely, it may be necessary to sell on the spot market some of the foreign currencies received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currencies OIF is obligated to deliver.

     Hedging transactions involve costs and may result in losses. OIF may write covered call options on foreign currencies to offset some of such costs. OIF may engage in over-the- counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. OIF's ability to engage in hedging and related option transactions may be limited to tax considerations. See "Taxation-Consequences of Certain Piper Funds Investments."

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which OIF owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

     A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designated by and traded on exchanges regulated by the Commodities Futures Trading Commission (the "CFTC") such as the New York Mercantile Exchange. OIF would enter into foreign currency futures contracts solely for hedging or other appropriate risk management purposes as defined in CFTC regulations.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, OIF may either accept or make delivery of the currency specified ln the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although OIF intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, OIF would continue to be required to make daily cash payments of variation margin.

     Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options traded in the over-the-counter market are illiquid and it may not be possible for OIF to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Adviser believes it would be advantageous to do so. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign debt security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

     Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based upon the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to OIF at one rate, while offering a lesser rate of exchange should OIF desire to resell that currency to the dealer.

Lending of Portfolio Securities

     When a fund lends portfolio securities, it must receive 100% collateral as described in the Prospectuses. This collateral must be valued daily by the Adviser and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending fund. During the time portfolio securities are on loan, the borrower pays the lending fund any dividends or interest paid on the securities. Loans are subject to termination by the lending fund or the borrower at any time. While a fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Piper Funds will not lend portfolio securities in excess of 30% of the value of their total assets (including such loan), nor will the Piper Funds lend their portfolio securities to an officer, director, employee or affiliate of the fund or the Adviser.

When-Issued and Forward Commitment Securities

     Each Piper Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When a fund purchase securities on a when-issued or forward commitment basis, it will maintain in a segregated account with its custodian cash or liquid high-grade debt obligations having an aggregate value equal to the amount of such purchase commitments, marked to the market daily, until payment is made; the Piper Funds will likewise segregate securities it sells on a forward commitment basis. On the delivery date, a fund will meet their obligations from securities that are then maturing or sales of the securities held in the segregated asset account and/or from the available cash flow.

Repurchase Agreements

     Each Piper Fund may invest in repurchase agreements. Each Piper Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Piper Funds will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

     Pursuant to an exemptive order received from the Securities and Exchange Commission, the Piper Funds may, along with any open-end investment companies or series thereof and any other closed-end investment companies currently managed by Piper Capital, and all future investment companies or series thereof advised by the Adviser or its affiliates, deposit uninvested cash balances into one joint account to be used to enter into one or more large repurchase agreements.

Portfolio Turnover

     Because the Piper Funds will actively manage their portfolio to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objectives and policies, the Piper Funds may be subject to a greater degree of portfolio turnover and, thus, a higher incidence of short-term capital gain than might be expected from investment companies that invest substantially all of their funds on a long-term basis. Correspondingly larger transaction costs can be expected to be borne by each Piper Fund. The Piper Funds cannot accurately predict their portfolio turnover rate, but it is anticipated that the annual turnover rate of each Piper Fund generally will not exceed 200% (excluding turnover of securities having a maturity of one year or less). An annual turnover rate of 200% occurs, for example, when all of the securities in a fund's portfolio are replaced once in a period of one year. A greater turnover rate can be expected to result in a higher incidence of short-term capital gain and will also result in correspondingly greater transaction costs (i.e., underwriters' commissions and the spread of the bid and asked prices quoted by dealers) to be borne by such Piper Fund.

Investment Restrictions

     The investment objectives and the following investment restrictions of the Piper Funds are fundamental and cannot be changed without the approval of the holders of a majority of the applicable Piper Fund's outstanding voting securities (defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Piper Funds not to be fundamental and, accordingly, may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Each Piper Fund may not:

          (1) invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry or in the obligations of any one government and, for OIF, (i) invest 25% or more of the value of its total assets in the securities of any one issuer or (ii) with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer; provided, however, that this limitation does not apply to U.S. Government Securities;

          (2) issue senior securities in the form of indebtedness and borrow money (including on margin if marginable securities are owned), except (i) for AGF, (a) it may borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debenture or notes, with such interest rates, conversion rights and other terms and provisions as are determined by AGF's Board of Directors, if after each borrowing there is asset coverage of at least 300% (including the proceeds of such senior securities issued and money borrowed) and (b) it may borrow for temporary purposes in an amount not exceeding 20% of the value of its total assets; (ii) for AAF, it may borrow from banks or other entities to finance repurchases of or tenders for its shares, for temporary or emergency purposes, or for investment purposes,provided that the aggregate outstanding principal of all borrowings by AAF may not exceed 25% of the value of its total assets; and (iii) for OIF, it may borrow in an amount not exceeding 33 1/3% of the value of its total assets;

          (3) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure issuances or borrowings permitted by restriction (2) above (collateral arrangements with respect to reverse repurchase agreements or to margin for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction);

          (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which a fund may invest consistently with a fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

          (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares a fund may be deemed to be an underwriter;

          (6) invest for the purpose of exercising control over management of any company;

          (7) purchase, hold, sell or deal in real estate or interests therein other than mortgage-backed securities and similar instruments;

          (8) purchase or sell commodities or commodity contracts except that a fund may purchase and sell futures contracts and options on futures contracts for hedging or for other non-speculative purposes;

          (9) make any short sale of securities, unless, for AGF and AAF, at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more then 10% of such Piper Fund's net assets is held as collateral for such sales at any one time;

          (10) for AGF and AAF, purchase any security or evidence therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities; or

          (11) for AGF and AAF, invest interests in oil, gas, or other mineral exploration or development programs.


                       TENDER OFFERS AND SHARE REPURCHASES

         Under certain circumstances, the Piper Funds may make a tender offer for their shares. If a tender offer has been made, it is each Piper Fund's policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions, if consummated, would either (a) result in the delisting of the shares of the applicable Piper Fund by the New York Stock Exchange (the exchange having advised the applicable Piper Fund that it would consider delisting if the aggregate market value of the outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders falls below 1,200) or (b) impair a fund's status as a regulated investment company under the Code (which would make a fund a taxable entity, causing such fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from such fund);
(2) a fund would not be able to borrow money or liquidate portfolio securities in an orderly manner to fund such purchases consistent with a fund's investment objectives and policies without creating a negative impact on the net asset value of such fund to the detriment of non-tendering shareholders; or (3) there is, in the judgment of the Board of Directors, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting a fund, (b) suspension of or limitation on prices for trading securities generally on the New York Stock Exchange, or any other exchange on which portfolio securities of a fund is traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting a fund or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition that would have a material adverse effect on a fund or its shareholders if shares of the applicable fund were repurchased. The Board of Directors of the Piper Funds may modify these conditions in light of experience and in light of then applicable federal and state securities laws and regulations and interpretations thereof.

         It is currently anticipated that when a tender offer is authorized to be made by a fund's Board of Directors, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for federal income tax purposes under Section 318 of the Code). Each person tendering shares will pay to the applicable fund a service charge of $25.00 to help defray certain costs, including the processing of tender forms, effecting payment, postage and handling. Such fund's transfer agent will receive the service charge as an offset to these costs. The service charge will not be deducted from the proceeds of the purchase. The Piper Funds expect the cost to the Piper Funds of effecting a tender offer will exceed the aggregate of all service charges received from those who tender their shares of the Piper Funds. Costs associated with the tender will be charged against capital. The Board of Directors may modify these procedures in light of experience and in light of then applicable federal and state securities laws and regulations and interpretations thereof.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The names, addresses and principal occupations during the past five years of the directors and executive officers of the Piper Funds are given below. Each of the Piper Funds' directors and officers also serves as a director and/or officer of each of the open-end and closed-end investment companies managed by the Adviser.

Name, Address and (Age)                   Position
-----------------------                   --------
David T. Bennett* (57)                    Chairman of Board of Directors
3400 City Center
33 South Sixth Street
Minneapolis, MN 55402

Jaye F. Dyer  (70)                        Director
4670 Norwest Center
90 South Seventh Street
Minneapolis, MN 55402

William H. Ellis*  (55)                   Director
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN 55402-3804

Karol D. Emmerich  (48)                   Director
7302 Clarendon Drive
Edina, MN 55439

Luella G. Goldberg  (60)                  Director
7019 Tupa Drive
Edina, MN 55435

David A. Hughey (66)                      Director
134 Powers Road
Meridith, NH  55105

George Latimer  (62)                      Director
1536 Hewitt Avenue
Saint Paul, MN 55105

Paul A. Dow (46)                         President
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, MN 55402-3804

Robert H. Nelson (34)                    Senior Vice President
Piper Jaffray Tower                      and Treasurer
222 South Ninth Street
Minneapolis, MN 55402-3804

--------------------
* Directors of the Company who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Piper Funds.

         David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

         Jaye F. Dyer has been President of Dyer Management Company, a private investment management company, since 1991. Mr. Dyer serves on the board of directors various privately held and nonprofit corporations.

         William H. Ellis is retired. Prior to September 1997, he was President of Piper Jaffray Companies Inc., President, Director and Chairman of the Board of Piper Capital and Director of Piper Jaffray Inc.

         Karol D. Emmerich has been a President of Paraclete Group, a consultant to nonprofit and other organizations, since May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

         Luella G. Goldberg has served as a director of Northwestern National Life Insurance Company (since 1976), The Reliastar Financial Corp. (since 1989), TCF bank Savings fsb (since 1985), TCF Financial Corp. (since 1988), and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as Trustee of Wellesley College and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association, Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

         David A. Hughey is a trustee of Bentley College. Prior to September 1996, he was Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc., Dean Witter Services Company Inc. and Dean Witter Distributors Inc.; Director, Executive Vice President and Chief

Administrative Officer of Dean Witter Trust Company; Vice President of Dean Witter Family of Funds and TCW/DW Family of Funds; and Director of ISI Mutual Insurance Company.

         George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995; prior thereto, Mr. Latimer was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993. Mr. Latimer also serves on the board of director of Digital Biometrics, Inc. and Payless Cashways, Inc.

         Paul A. Dow is Chief Investment Officer of the Adviser and has been Chief Executive Officer of the Adviser since 1997, prior to which he served as Senior Vice President of Piper Capital.

         Robert H. Nelson has been Senior Vice President of Piper Capital since 1993.

         Ms. Emmerich, Ms. Goldberg and Mr. Hughey are members of the Audit Committee of the Piper Funds. Ms. Emmerich acts as the chairperson of such committee. The Audit Committee oversees the financial reporting process of the Piper Funds, reviews audit results and recommends annually to the Piper Funds, a firm of independent certified public accountants.

         The directors of the Piper Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Piper Funds. The Piper Funds, together with all closed-end investment companies managed by the Adviser, pays each of the other directors an aggregate quarterly retainer of $5,000, which is allocated among the Piper Funds and such other investment companies on the basis of each company's net assets. In addition, the Piper Funds pay each such director a fee for each in-person meeting of the Board of Directors he or she attends. Such fee will be based upon the net asset value of the Piper Funds and could range from $250 (net assets under $200 million) to $1,500 (net assets of $5 billion or more). Members of the Audit Committee who are not affiliated with the Adviser receive $1,000 per meeting attended ($2,000 for the Chairperson of such Committee) with such fee being allocated among all closed- and open-end investment companies managed by the Adviser on the basis of relative net asset values. In addition, each director who is not affiliated with the Adviser is reimbursed for expenses incurred in connection with attending meetings.

         The following table sets forth the compensation received by each director from AGF, AAF and OIF during the fiscal years ended October 31, 1997, as well as the total compensation received by each director from the Piper Funds and all other registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1997 (the "Fund Complex"). Directors who are officer or employees of the Adviser or any of its affiliates did not receive any such compensation and are not included in the table.

                       Compensation        Compensation         Compensation        Total Compensation
Director                 from AGF            from AAF             from OIF          from Fund Complex*
--------               ------------        ------------         ------------        ------------------
David T. Bennett         $ 2,031            $  2,031              $   2,031            $   59,000
Jaye F. Dyer             $ 1,906            $  1,906              $   1,906            $   55,000
Karol D. Emmerich        $ 2,031            $  2.031              $   2.031            $   59,000
Luella G. Goldberg       $ 1,969            $  1,969              $   1,969            $   57,000
George Latimer           $ 1.969            $  1,906              $   1,906            $   55,000
David A. Hughey          $ 1,969            $  1,906              $   1,906            $   57,000


------------------
* Currently consists of 20 registered investment companies managed by Piper Capital or an affiliate of Piper Capital. Each director included in the table serves on the board of each such open-end and closed-end investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Adviser

         The investment adviser of Piper Funds is Piper Capital Management Incorporated. It acts as such pursuant to a written agreement with each Piper Fund which is periodically approved by the directors or the shareholders of the Funds. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

Control of the Adviser

         The Adviser is a wholly-owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. As a result of the Holding Company Merger, the Adviser became an indirect wholly-owned subsidiary of U.S. Bancorp, a bank holding company. The principal business address of U.S. Bancorp is 601 Second Avenue South, Minneapolis, Minnesota 55402.

Investment Advisory Agreements

         The Old Investment Advisory Agreements (the "Old Advisory Agreements") were approved by the Directors of each Piper Fund and its initial shareholder. As more completely described in the Combined Proxy Statement/Prospectus, on the date of the Holding Company Merger, in accordance with the terms of the Old Advisory Agreements, and consistent with the requirements of the 1940 Act, the Old Advisory Agreements terminated.

         Pursuant to an Exemptive Order filed by Piper Jaffray Inc., the Piper Funds and the Adviser, the Adviser was permitted to enter into interim Investment Advisory Agreements with the Piper Funds (the "Interim Advisory Agreements"). The Interim Advisory Agreements are subject to approval of the shareholders of each Piper Fund. At the Meeting to which the Combined Proxy Statement/Prospectus is related, shareholders will vote on a proposal to approve the Interim Advisory Agreement. If ratified and approved, the Interim Advisory Agreements will continue in effect with respect to the Piper Funds either (i) for successive one-year terms, subject to certain annual approval requirements, or (ii) until the Reorganization is completed (which, subject to various conditions described herein, is expected to occur on or about July 31, 1998).

Fund Administration

         The Administration Agreements for each Piper Fund were approved by the directors and initial shareholder. The Administration Agreements may continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, including the specific approval of a majority of the directors who neither are interested persons (as defined in the 1940 Act) of the Piper Funds or of the Adviser nor have any direct or indirect financial interest in the Administration Agreement, cast in person at a meeting called for the purpose of voting on such approval or by the vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Piper Funds.

         In its capacity as administrator and in consideration of its administrative fee, the Adviser (i) will prepare all semi-annual and annual reports required to be sent to shareholders and arrange for the printing and dissemination of such reports to shareholders; (ii) will assemble all reports required to be filed with the Securities and Exchange Commission (the "SEC") on Form N-SAR, or such other form as the SEC may substitute for Form N-SAR, and file such completed form with the SEC; (iii) will review the provision of services by the independent accountants of the Piper Funds, including, but not limited to, the auditing by such accountants of the Piper Funds' annual financial statements and the preparation of the Piper Funds' federal, state and local tax returns, and will make such reports and recommendations to the Board of Directors concerning the performance of the independent accountants as the Board of Directors reasonably requests or as it deems appropriate; (iv) will file with the appropriate authorities all required federal, state and local tax returns; (v) will arrange for the dissemination to shareholders of the Piper Funds' proxy materials, and will oversee the tabulation of proxies by the Piper Funds' transfer agent; (vi) will negotiate the terms and conditions under which custodian services will be provided to the Piper Funds and the fees to be paid by the Piper Funds in connection therewith; (vii) will recommend an accounting agent (which may or may not be the same party as the Piper Funds' custodian or an affiliate of the Piper Funds' custodian) to the Board of Directors, which agent would be responsible for computing the Piper Funds' net asset value in accordance with the Piper Funds' registration statement under the 1940 Act and Securities Act of 1933, will negotiate the terms and conditions under which such accounting agent would compute the Piper Funds' net asset value, and the fees to be paid by the Piper Funds in connection therewith, will review the provision of such accounting services to the Piper Funds, and will make such reports and recommendations to the Board of Directors concerning the provision of such services as the Board reasonably requests or it deems appropriate; (viii) will negotiate the terms and conditions under which transfer agency and dividend disbursing services will be provided to the Piper Funds and the fees to be paid by the Piper Funds in connection therewith, will review the provision of transfer agency and dividend disbursing services to the Piper Funds, and will make such reports and recommendations to the Board of Directors concerning the provision of such services as the Board of Directors reasonably requests or deems appropriate; (ix) will establish the accounting policies of the Piper Funds, will reconcile accounting issues which may arise with respect to the Piper Funds' operations, and will consult with the Piper Funds' independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent as necessary in connection therewith; (x) will determine the amount of all dividends and distributions to be paid by the Piper Funds to its shareholders, will prepare and arrange for the printing of dividend notices to shareholders, and will provide the Piper Funds' transfer and dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Piper Funds' dividend reinvestment plan; and (xi) will review the Piper Funds' bills and make payment of such bills for reimbursement by the Piper Funds' custodian.

         The Adviser reserves the right to voluntarily reduce or waive fees under the Advisory Agreement or Administration Agreement, based upon such terms and conditions as the Adviser may determine. Any such reduction or waiver of fees may be discontinued by the Adviser at any time

Independent Auditors

         KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, acts as the independent certified accountants for the Piper Funds and in such capacity will examine each Piper Fund's annual financial statements.

                      BROKERAGE AND PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Piper Funds, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Piper Funds. The Piper Funds' portfolio transactions in debt securities occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis that do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Commissions are paid with respect to the purchase of certain other securities in which the Piper Funds may invest, and with respect to options on securities, futures contracts and options on futures contracts purchased by the Piper Funds.

         The Piper Funds have no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. The Piper Funds will not purchase securities from, or sell securities to, the Adviser or its respective affiliates acting as principal. In placing orders, it is the policy of the Piper Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. The investment information provided to the Adviser is of the types described in
Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Piper Funds effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by the Adviser in connection with the Piper Funds. The Piper Funds will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Piper Funds than would be the case if no weight were given by the Adviser to the dealer's furnishing of services.

         The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Interim Advisory Agreements, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

         Certain clients of the Adviser may have investment objectives and policies similar to those of the Piper Funds. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Piper Funds. ("Security" is defined for these purposes to include options, futures contracts and options on futures contracts.) If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. In addition, it is possible that the number of options or futures transactions that the Piper Funds may enter into may be affected by options or futures transactions entered into by other investment advisory clients of the Adviser. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Piper Funds. When two or more of the clients of the Adviser (including one of the Piper Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Transactions in securities, options on securities, futures contracts and options on futures contracts may be effected through Piper Jaffray Inc. if the commissions, fees or other remuneration received by Piper Jaffray Inc. are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or other futures commission merchants in connection with comparable transactions involving similar securities or similar futures contracts or options thereon being purchased or sold on an exchange or contract market during a comparable period of time. In effecting portfolio transactions through Piper Jaffray Inc., the Piper Funds intend to comply with Section 17(e)(i) of the 1940 Act.

                                    TAXATION

General

         Each Piper Fund intends to qualify under Subchapter M for tax treatment as a regulated investment company for federal income tax purposes. In order to so qualify, each Piper Fund must meet certain requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), as to the sources of its income and the diversification of its assets. Each Piper Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its assets is represented by (A) cash, United States government securities or securities of other regulated investment companies, and (B) other securities that, with respect to any one issuer, do not represent more than 5% of the value of its assets or more than

10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities or the securities of other regulated investment companies) or two or more issuers controlled by the fund and determined to be engaged in the same trade or business.

         If a fund qualifies as a regulated investment company and satisfies a minimum distribution requirement, such fund will not be subject to federal income tax on income and gains to the extent that it distributes such income and gains to its shareholders. The minimum distribution requirement is satisfied if a fund distributes at least 90% of its net investment income (including tax-exempt interest) and net short-term capital gains for the taxable year. Although each Piper Fund intends to satisfy the above minimum distribution requirement, it may elect to retain its remaining net investment income and net short-term capital gains. In such an event, a fund would be subject to corporate tax (currently at a 35% rate) on any undistributed income. Each Piper Fund will be subject to a nondeductible 4% excise tax to the extent that it does not distribute by the end of each calendar year (or is not subjected to regular corporate tax in such year on) an amount equal to the sum of (a) 98% of its ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period generally ending on October 31 of each year; and (c) the undistributed income and gains from the preceding years (if any).

         As discussed above, each Piper Fund intends to continue to distribute sufficient income to qualify as a regulated investment company. However, each Piper Fund may retain all or a portion of its net investment income in excess of such amount, which net investment income may be subject to the corporate income or the excise tax. In addition, each Piper Fund may in the future decide to retain all or a portion of its net capital gain, as described under "Federal Tax Treatment of Shareholders" below.

Federal Tax Treatment of Shareholders

         DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders attributable to the Piper Funds' net investment income (including interest income and net short-term capital gains) are taxable as ordinary income whether paid in cash or reinvested in additional shares of a fund. In general, distributions will qualify for the dividends received deduction for corporate shareholders only to the extent that such distributions are attributable to dividends which are received from U.S. corporations and which satisfy certain other requirements.

         Distributions of any net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss, if any) that are designated as capital gain dividends generally are taxable as long-term capital gains, whether paid in cash or additional shares of a fund, regardless of how long the shares have been held. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain ("28% gain") and the portion that must be treated as long-term capital gain ("20% gain"). For corporations, long-term capital gains are currently subject to the same rates of tax as ordinary income (maximum rate of 35%).

         Each Piper Fund may elect to retain all or a portion of its net capital gain and be taxed at the corporate tax rate for such capital gains, which is currently 35%. In such event, such fund would most likely make an election that would require each shareholder of record on the last day of the fund's taxable year to include in income for tax purposes his proportionate share of the fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal tax purposes by an amount equal to 65% of his proportionate share of the undistributed net capital gain.

         Dividends and distributions by the Piper Funds are generally taxable to the shareholders at the time the dividend or distribution is made (even if reinvested in additional shares of the Piper Funds). However, any dividend declared by the Piper Funds in October, November or December of any calendar year which is payable to shareholders of record on a specified date in such a month will be treated as received by the shareholders as of December 31 of such year if the dividend is paid during January of the following year. The accrual by the Piper Funds of original issue or market discount will increase the investment income of the Piper Funds and the amount required to be distributed.

         With respect to distributions received in cash or reinvested in shares of common stock purchased under the dividend reinvestment plan on the open market, the amount of the distribution for tax purposes is the amount of cash distributed or allocated to the shareholder. In such case, a participating shareholder's tax basis in each share is its cost, including applicable brokerage commissions. With respect to distributions received in shares issued by the Piper Funds, the amount of the distribution for tax purposes is generally the fair market value of the issued shares. In such case, a participating shareholder's tax basis in each share received is generally its fair market value.

         Shareholders will normally have to pay federal income taxes on the dividends they receive from a fund to the extent of the fund's earnings and profits. Any distributions by a fund in excess of its current and accumulated earnings and profits will be treated as a nontaxable return of capital to the extent of the shareholder's basis in his or her shares (with a corresponding reduction in such basis) and the remainder would generally be treated as capital gains.

         SALE OF SHARES. In general, if a share of common stock is sold or exchanged, the seller will recognize gain or loss equal to the difference between the amount received in the sale or exchange and the seller's adjusted basis in the share of common stock. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months. Further, if such shares are held for six months or less, loss realized by a shareholder will be treated as long-term capital loss to the extent of the total of any capital gain dividend received by the shareholder. In addition, any loss realized on a sale or exchange of shares of common stock will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         OTHER TAXES. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation.

         FOREIGN SHAREHOLDERS. The foregoing discussion relates solely to United States federal income tax law as applicable to "U.S. persons" (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding the U.S. and non-U.S. tax consequences of ownership of shares of the Piper Funds, including the fact that such a shareholder may be subject to U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income from U.S. sources, including ordinary dividends paid by the Piper Funds.

Consequences of Certain Fund Investments

         The Piper Funds may engage in various hedging transactions. Under various provisions of the Code, the result of such transactions may be to change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

         Under Section 988 of the Code, all or a portion of gains and losses from certain transactions is treated as ordinary income or loss. These rules generally apply to transactions in certain securities denominated in foreign currencies, forward contracts in foreign currencies, futures contracts in foreign currencies that are not "regulated futures contracts," certain unlisted options and foreign currency swaps. The rules under
Section 988 may also affect the timing of income recognized by the Piper Funds.

         The Piper Funds may be subject to U.S. taxes resulting from holdings in a passive foreign investment company ("PFIC"). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income. Because of the expansive definition of a PFIC, it is possible that a portion of the a Piper Fund's assets will be invested in PFICs. However, such portion (if any) is not expected to be significant.

                             ADDITIONAL INFORMATION

         Under Minnesota law, each director owes certain fiduciary duties to the Piper Funds and their shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, a duty of "loyalty" (to act in good faith and in a manner reasonably believed to be in the best interest of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law, (c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Piper Fund limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.

         Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liabilities for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. These remedies, however, may be ineffective in situations where shareholders become aware of such a breach after a transaction has been consummated and rescission has become impractical. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S.

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         Moody's. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2: Satisfactory capacity to pay principal and interest.

         SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1:  Superior capacity for repayment.

         PRIME-2:  Strong capacity for repayment .

         PRIME-3:  Acceptable capacity for repayment .

None of the Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

         The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

         The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

         Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

         Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.

                                                                      APPENDIX A

                        FIRST AMERICAN FIXED INCOME FUND

                 INTRODUCTION TO PRO FORMA COMBINING STATEMENTS

                                 MARCH 31, 1998



The accompanying unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments, reflect the accounts of American Government Income Portfolio, Inc. (AAF), American Government Income Fund Inc. (AGF) and American Opportunity Income Fund Inc.
(OIF) (the Piper Funds) and the First American Fixed Income Fund (collectively, the Funds).

These statements have been derived from the underlying accounting records for the Funds used in calculating net asset values for the twelve-month period ended March 31, 1998. The pro forma combining Statement of Operations has been prepared based upon the fee and expense structure of the First American Fixed Income Fund (Fixed Income Fund), a fund within First American Investment Funds, Inc.

The pro forma combining statements have been prepared assuming that each of the Piper Funds are merged into the Fixed Income Fund. However, it is possible that one or more of the Piper Funds will not approve the merger, in which case the resulting FAIF Fund will be comprised of only itself and the Piper Fund(s) that approve the merger, if any. Included with the proforma combining financial statements, is a proforma combining schedule of total returns and expense ratios reflecting all possible combination scenarios for each of the years in the three-year period ended March 31, 1998.

Under the proposed agreement and plan of reorganization, all outstanding shares of the Piper Funds will be exchanged for Class A Shares of the Fixed Income Fund.

                      First American Investment Funds, Inc.
                                Fixed Income Fund
             Pro Forma Combining Statement of Assets and Liabilities
                                 March 31, 1998
                                   (Unaudited)

                                                         American    American    American
                                                        Government  Government  Opportunity    Fixed     Pro Forma
                                                          Income      Income      Income      Income    Adjustments      Pro Forma
                                                        Portfolio      Fund        Fund        Fund      (Note 2)         Combined
                                                          (000)        (000)       (000)       (000)       (000)           (000)
                                                        ----------  ----------  ----------  -----------  ----------     -----------
Assets:
         Total investments (Cost $140,291,
                $108,348, $126,646, $1,126,655
                and $1,501,908, respectively)           $  144,040  $  111,018  $  130,675  $ 1,145,023  $  (16,000)(a) $ 1,514,756
         Cash                                                 --          --             1           66        --                67
         Collateral for securities lending transactions       --          --          --        566,266        --           566,266
         Receivables:
                Accrued income                                 745         582         772       15,318        --            17,417
                Capital shares sold                           --          --          --            752        --               752
                Investment securities sold                   6,218       3,316       6,291            8        --            15,833
                Income and other receivables                   218          74         148           31        --               471
         Other assets                                         --          --          --             14        --                14
                                                        ----------  ----------  ----------  -----------  ----------     -----------
                          Total Assets                     151,221     114,990     137,887    1,727,478     (16,000)      2,115,576
                                                        ----------  ----------  ----------  -----------  ----------     -----------
Liabilities:
         Payables
                Payable upon return of securities loaned      --          --          --        566,266        --           566,266
                Investment securities purchased               --          --          --             41        --                41
                Investment securities purchased on
                   a when-issued basis                      16,482      16,022      18,741         --          --            51,245
                Reverse repurchase agreements                6,500       4,500       5,000         --       (16,000)(a)        --
                Capital shares redeemed                       --          --          --            987        --               987
                Accrued interest                                43          30          33         --          --               106
                Accrued expenses                               231         190         202          743        --             1,366
         Other liabilities                                     171          36           6         --          --               213
                                                        ----------  ----------  ----------  -----------  ----------     -----------
                          Total Liabilities                 23,427      20,778      23,982      568,037     (16,000)        620,224
                                                        ----------  ----------  ----------  -----------  ----------     -----------

Net Assets:
   Fixed Income Fund Class Y capital based on
      101,783,524 outstanding shares                          --          --          --      1,102,813        --         1,102,813
   Fixed Income Fund Class A capital based on 1,028,016
      and 31,236,676 outstanding shares, respectively         --          --          --         11,387     482,200 (b)     493,587
   Fixed Income Fund Class B capital based on
      1,452,144 outstanding shares                            --          --          --         15,833        --            15,833
   American Government Income Portfolio capital
      based on 18,357,911 outstanding shares               183,181        --          --           --      (183,181)(b)        --
   American Government Income Fund capital
      based on 16,080,953 outstanding shares                  --       127,291        --           --      (127,291)(b)        --
   American Opportunity Income Fund capital
      based on 16,990,546 outstanding shares                  --          --       171,728         --      (171,728)(b)        --
   Undistributed (Distribution in excess of) net
      investment income                                        526         169         176         (268)       --               603
   Accumulated net realized gain (loss)
      on investments                                       (59,662)    (35,918)    (62,028)      11,308        --          (146,300)
   Net unrealized appreciation of investments                3,749       2,670       4,029       18,368        --            28,816
                                                        ----------  ----------  ----------  -----------  ----------     -----------
Total Net Assets                                        $  127,794  $   94,212  $  113,905  $ 1,159,441  $     --       $ 1,495,352
                                                        ==========  ==========  ==========  ===========  ==========     ===========

Net Asset Value,
   offering price and redemption price per share -
   Class Y                                                                                  $     11.12                 $     11.12
                                                                                            ===========                 ===========
Net Asset Value
   and redemption price per share - Class A                                                 $     11.12                 $     11.12
                                                                                            ===========                 ===========
Net Asset Value
   and offering price per share - Class B                                                   $     11.07                 $     11.07
                                                                                            ===========                 ===========
Net Asset Value per share                               $     6.96  $     5.86  $     6.70
                                                        ==========  ==========  ==========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc.
                                Fixed Income Fund
                   Pro Forma Combining Statement of Operations
                        For the Year Ended March 31, 1998
                                   (Unaudited)

                                                American    American    American
                                               Government  Government  Opportunity    Fixed     Pro Forma Adjustments
                                                 Income      Income      Income      Income            (Note 2)           Pro Forma
                                               Portfolio      Fund        Fund        Fund        Debit        Credit      Combined
                                                 (000)       (000)       (000)        (000)       (000)        (000)        (000)
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------
Investment Income:

      Interest, net                            $  10,889    $   7,992   $   9,900   $  52,413   $    --      $    --      $  83,238
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------

Expenses:

  Investment advisory fees                           925          681         720       5,910       2,833(c)     2,326(c)     8,743
  Less: waiver of investment advisory fees          --           --          --        (1,518)       --            630(c)    (2,148)
  Administrative, accounting and custodian fees      420          317         372       1,196         573(c)     1,109(c)     1,769
  Transfer agent fees                                 16           15          15          58          31(d)        46(d)        89
  Directors' fees                                     12           13          13          11           5(d)        38(d)        16
  Registration fees                                 --           --          --            85          41(d)      --            126
  Professional fees                                   48           49          51          49          23(d)       148(d)        72
  Printing                                            51           40          31          36          17(d)       122(d)        53
  Distribution fees - FAIF Retail Class A           --           --          --            23       1,012(c)      --          1,035
  Distribution fees - FAIF Retail Class B           --           --          --           155        --           --            155
  Other                                               43           44          43          15           7(d)       130(d)        22
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------

  Net expenses before expenses paid indirectly     1,515        1,159       1,245       6,020       4,543        4,549        9,932
  Less: expenses paid indirectly                      (1)        --          --          --          --           --             (1)
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------

  Total net expenses                               1,514        1,159       1,245       6,020       4,543        4,549        9,931
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------

  Investment income - net                          9,375        6,833       8,655      46,393      (4,543)      (4,549)      71,263
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------

Realized and Unrealized Gains on Investments

  Net realized gain on investments and closed
      futures contracts                            2,866        1,250       2,053      12,342        --           --         18,511
  Net change in unrealized appreciation/
      (depreciation) of investments                5,551        4,596       6,998      29,917        --           --         47,062
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------

  Net gain on investments                          8,417        5,846       9,051      42,259        --           --         65,573
                                               ---------    ---------   ---------   ---------   ---------    ---------    ---------
  Net increase in net assets resulting from
      operations                               $  17,792    $  12,679   $  17,706   $  88,652   $  (4,543)   $  (4,549)   $ 136,836
                                               =========    =========   =========   =========   =========    =========    =========

                See accompanying notes to financial statements.

                      First American Investment Funds, Inc
                                Fixed Income Fund
                   Pro Forma Combining Schedule of Investments
                                 March 31, 1998
                                   (Unaudited)

                               Par/Shares
-------------------------------------------------------------------
    American        American    American       Fixed
   Government      Government  Opportunity     Income     Pro Forma
Income Portfolio  Income Fund  Income Fund      Fund      Combined
     (000)           (000)        (000)        (000)        (000)                   Security              Coupon    Maturity
     -----           -----        -----        -----        -----       -------------------------------   ------    --------

U.S. TREASURY OBLIGATIONS- 52.3% (Percentages represent pro forma value of investments compared to pro forma net assets)
    $     -         $     -      $     -     $ 159,185    $ 159,185     U.S. TREASURY BOND                 7.125%    2/15/23
          -               -            -        99,410       99,410     U.S. TREASURY BOND                 6.875     8/15/25
          -               -        2,000             -        2,000     U.S. TREASURY BOND                 7.500    11/15/16
          -               -            -        48,950       48,950     U.S. TREASURY NOTE                 5.625    11/30/99
          -               -            -        56,745       56,745     U.S. TREASURY NOTE                 6.250     2/15/03
          -               -            -        14,850       14,850     U.S. TREASURY NOTE                 7.500    10/31/99
          -               -            -        82,270       82,270     U.S. TREASURY NOTE                 6.500     8/15/05
          -               -            -        78,530       78,530     U.S. TREASURY NOTE                 6.875     5/15/06
          -               -            -        78,995       78,995     U.S. TREASURY NOTE                 6.500     5/31/01
          -               -            -        91,515       91,515     U.S. TREASURY NOTE                 6.250    10/31/01
      5,600           5,000        1,600             -       12,200     U.S. TREASURY NOTE                 5.625    11/30/00
          -             -          3,000             -        3,000     U.S. TREASURY NOTE                 5.875     2/15/04
      5,420           1,000            -             -        6,420     U.S. TREASURY NOTE                 6.125     9/30/00

                                                                        TOTAL U.S. TREASURY OBLIGATIONS


CORPORATE OBLIGATIONS-17.2%

          -               -            -        38,210       38,210     ASSET SECURITY CORP                6.880    11/13/26
          -               -            -           120          120     BANK AMERICA                       8.375      5/1/07
          -               -            -        23,835       23,835     BEAR STEARNS                       6.560     6/20/00
          -               -            -        45,945       45,945     CHRYSLER FINANCE                   5.850     5/15/00
          -               -            -        10,726       10,726     CIGNA                              7.400     1/15/03
          -               -            -        29,100       29,100     CIT GROUP HOLDINGS                 6.200    10/20/00
          -               -        3,500           -          3,500     COCA-COLA ENTERPRISES              6.700    10/15/36
          -               -            -           938          938     CONRAIL                            6.760     5/25/15
          -               -            -         1,000        1,000     ENRON                              7.125     5/15/07
          -               -        3,000           -          3,000     KOREA ELECTRIC POWER               6.375     12/1/03
          -               -        3,000           -          3,000     LEHMAN BROS                        7.500      8/1/26
          -               -            -        25,200       25,200     LEHMAN BROS                        6.000     3/23/00
          -               -            -        15,900       15,900     NABISCO                            6.300     8/26/99
          -               -            -         1,000        1,000     SAFECO                             7.875     4/1/05
          -               -            -        25,890       25,890     SANTANDER FINANCIAL                7.250     5/30/06
          -               -            -        26,550       26,550     THE MONEY STORE                    7.300     12/1/02

                                                                        TOTAL CORPORATE OBLIGATIONS


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS-25.5%

          -             897            -             -          897     FHLMC                              6.500     1/1/26
          -             649            -             -          649     FHLMC                              6.500     3/1/26
          -             767            -             -          767     FHLMC                              6.500     4/1/26
          -           3,159            -             -        3,159     FHLMC                              6.500     4/1/26
      2,051           1,547            -             -        3,598     FHLMC                              9.500     6/1/21
      2,369           1,808            -             -        4,177     FHLMC                             10.000    12/1/19
      1,705               -            -             -        1,705     FHLMC                              9.000     3/1/21
          -           3,403        9,406             -       12,809     FHLMC                              7.500     8/1/25
      2,244               -            -             -        2,244     FHLMC                              6.500    11/1/25
          -               -        2,530             -        2,530     FHLMC                              6.500     1/1/26
          -               -          110             -          110     FHLMC                              6.500     3/1/26
          -               -        1,429             -        1,429     FHLMC                              6.500     4/1/26
          -               -        2,533             -        2,533     FHLMC                              6.500     4/1/26
          -           3,610        4,061             -        7,671     FHLMC                              6.500     4/1/26
      4,942               -            -             -        4,942     FHLMC                              6.500     5/1/26
      2,113           3,521        3,521             -        9,155     FHLMC                              7.000     9/1/10
          -               -        1,069             -        1,069     FHLMC                              7.000     9/1/10
      3,806               -            -             -        3,806     FHLMC                              7.000     9/1/10
      3,557               -            -             -        3,557     FHLMC                              6.500     2/1/26
          -               -        3,037             -        3,037     FHLMC                              6.000     7/15/21
      1,000           1,000        3,000             -        5,000     FHLMC                              6.250     4/15/23
          -               -        4,695             -        4,695     FHLMC                              6.000     5/15/23
      4,000           3,000        3,000             -       10,000     FHLMC                              6.000     3/15/24
          -           4,071            -             -        4,071     FHLMC                              6.500     8/1/26
          -           1,891            -             -        1,891     FHLMC                              7.000     8/1/10
          -               -            -         7,538        7,538     FHLMC                              6.500     1/15/24
          -               -            -         7,133        7,133     FHLMC                              7.000     2/15/24
          -               -            -         5,046        5,046     FHLMC CMO/REMIC                    6.750    12/15/05
          -               -            -        12,752       12,752     FHLMC                              7.000     4/17/06
          -               -            -         5,439        5,439     FHLMC                              6.500    12/15/23
        641               -            -             -          641     FNMA                               7.000     1/1/08
      2,018               -            -             -        2,018     FNMA                               7.000     5/1/09
      3,044           2,174            -             -        5,218     FNMA                               7.000    10/1/25
      4,441           4,862        3,620             -       12,923     FNMA                               7.000     5/1/26
      4,234           5,081        3,387             -       12,702     FNMA                               6.500     5/1/11
      2,488               -            -             -        2,488     FNMA                               6.500     4/1/11
      8,748           6,043            -             -       14,791     FNMA                               7.000     4/1/26
          -               -        1,684             -        1,684     FNMA                               6.500     4/1/11
      2,008           1,607          803             -        4,418     FNMA                               6.500     4/1/11
          -               -        4,132             -        4,132     FNMA                               6.500     4/1/11
      5,246               -            -             -        5,246     FNMA                               6.500     7/1/26
      4,441               -            -             -        4,441     FNMA                               7.500    10/1/26
      5,358               -            -             -        5,358     FNMA                               7.500    10/1/26
      4,000           3,000        3,000             -       10,000     FNMA                               6.500     3/25/21
          -               -        6,740             -        6,740     FNMA Z-BOND                        7.000     7/25/26
      7,391           9,492       10,188             -       27,071     FNMA (a)                           6.000     2/18/13
      9,000           6,500        8,500             -       24,000     FNMA (a)                           7.000     1/1/08
          -           4,196            -             -        4,196     FNMA                               7.500    10/1/26
          -               -            -         3,958        3,958     FNMA REMIC                         6.750    12/25/21
      2,500           2,000        3,000             -        7,500     FNMA REMIC                         6.250     1/25/08
          -               -        2,000             -        2,000     FNMA                               7.000    10/25/21
          -               -        3,000             -        3,000     FNMA                               6.500    12/18/11
      4,500           3,500            -             -        8,000     FNMA                               6.500     2/18/04
      3,532           2,989        2,536             -        9,057     GNMA                               9.000    11/15/21
      1,031               -        3,259             -        4,290     GNMA                               8.000     7/15/26


[WIDE TABLE CONTINUED FROM ABOVE]

                                 Value
---------------------------------------------------------------------
    American       American     American        Fixed
   Government     Government   Opportunity      Income      Pro Forma
Income Portfolio  Income Fund  Income Fund       Fund       Combined
      (000)          (000)        (000)          (000)        (000)
      -----          -----        -----          -----        -----


     $     -        $     -      $     -       $ 181,602    $ 181,602
           -              -            -         110,814      110,814
           -              -        2,330               -        2,330
           -              -            -          48,956       48,956
           -              -            -          58,088       58,088
           -              -            -          15,266       15,266
           -              -            -          85,925       85,925
           -              -            -          84,142       84,142
           -              -            -          80,886       80,886
           -              -            -          93,149       93,149
       5,600          5,000        1,600               -       12,200
           -              -        3,032               -        3,032
       5,482          1,011            -               -        6,493
---------------------------------------------------------------------
      11,082          6,011        6,962         758,828      782,883
---------------------------------------------------------------------



           -              -            -          39,364       39,364
           -              -            -             121          121
           -              -            -          24,103       24,103
           -              -            -          45,773       45,773
           -              -            -          11,155       11,155
           -              -            -          29,173       29,173
           -              -        3,640             -          3,640
           -              -            -             963          963
           -              -            -           1,038        1,038
           -              -        2,591             -          2,591
           -              -        3,214             -          3,214
           -              -            -          25,137       25,137
           -              -            -          16,002       16,002
           -              -            -           1,076        1,076
           -              -            -          26,926       26,926
           -              -            -          27,413       27,413
---------------------------------------------------------------------
           -              -        9,445         248,244      257,689
---------------------------------------------------------------------



           -            892            -               -          892
           -            645            -               -          645
           -            760            -               -          760
           -          3,140            -               -        3,140
       2,226          1,679            -               -        3,905
       2,596          1,981            -               -        4,577
       1,824              -            -               -        1,824
           -          3,499        9,670               -       13,169
       2,234              -            -               -        2,234
           -              -        2,514               -        2,514
           -              -          109               -          109
           -              -        1,418               -        1,418
           -              -        2,512               -        2,512
           -          3,580        4,027               -        7,607
       4,912              -            -               -        4,912
       2,151          3,585        3,585               -        9,321
           -              -        1,088               -        1,088
       3,875              -            -               -        3,875
       3,535              -            -               -        3,535
           -              -        2,890               -        2,890
         996            996        2,988               -        4,980
           -              -        4,392               -        4,392
       3,741          2,806        2,806               -        9,353
           -          4,037            -               -        4,037
           -          1,925            -               -        1,925
           -              -            -           7,255        7,255
           -              -            -           7,405        7,405
           -              -            -           5,132        5,132
           -              -            -          13,044       13,044
           -              -            -           5,446        5,446
         654              -            -               -          654
       2,057              -            -               -        2,057
       3,088          2,205            -               -        5,293
       4,496          4,923        3,665               -       13,084
       4,247          5,096        3,398               -       12,741
       2,496              -            -               -        2,496
       8,858          6,119            -               -       14,977
           -              -        1,689               -        1,689
       2,015          1,612          806               -        4,433
           -              -        4,147               -        4,147
       5,197              -            -               -        5,197
       4,557              -            -               -        4,557
       5,498              -            -               -        5,498
       3,921          2,940        2,940               -        9,801
           -              -        6,693               -        6,693
       7,275          9,344       10,028               -       26,647
       9,155          6,612        8,646               -       24,413
           -          4,306            -               -        4,306
           -              -            -           4,021        4,021
       2,491          1,993        2,989               -        7,473
           -              -        2,010               -        2,010
           -              -        3,021               -        3,021
       4,546          3,536                            -        8,082
       3,805          3,220        2,732               -        9,757
       1,068              -        3,378               -        4,446



                               Par/Shares
-------------------------------------------------------------------
    American        American    American       Fixed
   Government      Government  Opportunity     Income     Pro Forma
Income Portfolio  Income Fund  Income Fund      Fund      Combined
     (000)           (000)        (000)        (000)        (000)                   Security              Coupon    Maturity
     -----           -----        -----        -----        -----       -------------------------------   ------    --------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
    $ 3,594          $    -       $    -        $    -      $ 3,594     GNMA                               8.%00     7/15/26
      6,660               -            -             -        6,660     GNMA                               7.500    11/15/27
          -               -        4,625             -        4,625     GNMA                               7.500    11/15/27
      2,889           3,249            -             -        6,138     GNMA                               7.000    12/15/10
      4,061           2,854        3,568             -       10,483     GNMA                               9.000     4/15/21
      2,504           1,788        2,146             -        6,438     GNMA                               9.000    10/15/22
          -           2,801            -             -        2,801     GNMA                               8.000     7/15/26
          -           3,923            -             -        3,923     GNMA                               7.500    12/15/27
          -           1,861            -             -        1,861     GNMA                               7.500    12/15/27
      4,602           3,452        4,027             -       12,081     VENDE TRUST Z-BOND (VA BACKED)     6.750     2/15/26

                                                                        TOTAL U.S. GOVERNMENT AGENCY
                                                                        MORTGAGE-BACKED OBLIGATIONS


OTHER MORTGAGE-BACKED OBLIGATIONS-5.3%

          -               -            -            69           69     COLLATERALIZED MORTGAGE CORP       8.000     9/20/19
          -               -            -         2,380        2,380     COUNTRYWIDE MTGE-BACKED SEC'S      6.500     4/25/24
          -               -            -           421          421     DREXEL BURNHAM LAMBERT REMIC       9.000     8/1/18
          -               -            -         7,000        7,000     GE CAPITAL MTGE REMIC              7.000     5/25/24
          -               -            -         5,179        5,179     GE CAPITAL MTGE REMIC              7.000     5/25/24
          -               -            -         3,759        3,759     GE CAPITAL MTGE REMIC              6.500     3/25/24
          -               -            -        34,535       34,535     GMAC COMMERCIAL MTGE SEC'S         6.918     9/15/07
          -               -            -        10,329       10,329     J.P. MORGAN COMMERCIAL MTGE        5.568     7/25/10
          -               -            -         6,000        6,000     MERRILL LYNCH MTGE INVESTORS       6.688     3/15/18
          -               -        1,988             -        1,988     PACIFIC CMO SUPER Z-BOND           8.500     5/1/17
          -               -            -         5,771        5,771     PRUDENTIAL HOME MTGE SECURITIES    6.755     9/25/01
          -               -            -            65           65     RESIDENTIAL FUNDING                5.700    11/25/07

                                                                        TOTAL OTHER MORTGAGE-BACKED OBLIGATIONS


ASSET-BACKED SECURITIES-0.0%

          -               -            -         4,100        4,100     ZALE FUNDING                       7.500     5/15/03


TAXABLE MUNICIPAL BONDS-0.0%

          -               -            -         2,675        2,675     MPLS, MINN, SINGLE-FAMILY MTGE     6.920     4/1/09


REPURCHASE AGREEMENTS-0.7%
          -             3,099          -             -        3,099     GOLDMAN SACHS                      6.000     4/1/98
      4,438               -            -             -        4,438     GOLDMAN SACHS                      6.000     4/1/98
          -               -        3,304             -        3,304     GOLDMAN SACHS                      6.000     4/1/98

                                                                        TOTAL REPURCHASE AGREEMENTS


RELATED PARTY MONEY MARKET FUND0-0.8%

          -               -            -        11,500       11,500     FIRST AM PRIME OBLIGATIONS         5.300

                                                                        TOTAL INVESTMENTS (Cost $140,291, $108,348,
                                                                        $126,646, $1,126,655 and $1,501,908, respectively)

[WIDE TABLE CONTINUED FROM ABOVE]


                                 Value
---------------------------------------------------------------------
    American       American     American        Fixed
   Government     Government   Opportunity      Income      Pro Forma
Income Portfolio  Income Fund  Income Fund       Fund       Combined
      (000)          (000)        (000)          (000)        (000)
      -----          -----        -----          -----        -----


     $ 3,725         $    -       $    -          $    -      $ 3,725
       6,830              -            -               -        6,830
           -              -        4,744               -        4,744
       2,952          3,320            -               -        6,272
       4,402          3,094        3,867               -       11,363
       2,702          1,930        2,316               -        6,948
           -          2,904            -               -        2,904
           -          4,024            -               -        4,024
           -          1,909            -               -        1,909
       4,395          3,296        3,846               -       11,537
---------------------------------------------------------------------

     128,520        101,908      108,914          42,303      381,645
---------------------------------------------------------------------



           -              -            -              71           71
           -              -            -           2,358        2,358
           -              -            -             421          421
           -              -            -           7,032        7,032
           -              -            -           5,149        5,149
           -              -            -           3,754        3,754
           -              -            -          35,424       35,424
           -              -            -          11,109       11,109
           -              -            -           6,062        6,062
           -              -        2,050               -        2,050
           -              -            -           5,882        5,882
           -              -            -              65           65
---------------------------------------------------------------------
           -              -        2,050          77,327       79,377
---------------------------------------------------------------------



           -              -            -           4,145        4,145
---------------------------------------------------------------------



           -              -            -           2,676        2,676
---------------------------------------------------------------------


           -          3,099            -               -        3,099
       4,438              -            -               -        4,438
           -              -        3,304               -        3,304
---------------------------------------------------------------------
       4,438          3,099        3,304               -       10,841
---------------------------------------------------------------------



           -              -            -          11,500       11,500
---------------------------------------------------------------------

   $ 144,040      $ 111,018    $ 130,675     $ 1,145,023    1,530,756
========================================================
                                                              (16,000)(b)
                                                           ----------
                                                           $1,514,756
                                                           ==========


Note to Schedule of Investments

(a) At March 31, 1998, the cost of securities purchased on a when-issued basis was $16,482,494, $16,022,078, $18,740,513, and $51,245,085 for American
Government Income Portfolio, American Government Income Fund, American Opportunity Income Fund, and Pro Forma Combined, respectively.

(b) The Fixed Income Fund currently does not intend to engage in reverse repurchase agreements. For purposes of the proforma combining statement of assets and liabilities and schedule of investments, it is presumed the reduction of the reverse repurchase agreement liability will correspond to an equal amount of reduction to investments in securities. Since the specific securities to be sold have not been identifed and would only represent approximately 1% of the total proforma combined investment in securities, the reduction is presented in aggregate to the total proforma amount in this schedule.

FIRST AMERICAN INVESTMENT FUNDS, INC. - FIXED INCOME FUND
PRO FORMA COMBINING SCHEDULE OF TOTAL RETURNS AND EXPENSE RATIOS (UNAUDITED)

As discussed in footnote 1 to the Pro Forma Combining Financial Statements, it is possible that one or more of the Funds will not approve the merger, in which case the resulting Fixed Income Fund (the FAIF fund) will be comprised only of the FAIF Fund and any of the Piper Funds (AGF, AAF and OIF) that approve the merger. Presented below is combining pro forma total return and expense ratio information for historical periods under all possible combination scenarios.

                                                                                       Twelve month period
                                                                                          ended March 31,
                                                                             ------------------------------------------

                                                                              1998               1997              1996
                                                                             -----               ----              -----
    SCENARIO 1- FAIF FUND, AGF, AAF AND OIF
           Total Return (a)                                                  11.13%              4.38%             14.32%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%

    SCENARIO 2- FAIF FUND, AGF AND AAF
           Total Return (a)                                                  10.89%              4.34%             13.79%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%

    SCENARIO 3- FAIF FUND, AGF AND OIF
           Total Return (a)                                                  11.08%              4.37%             13.34%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%

    SCENARIO 4- FAIF FUND, AAF AND OIF
           Total Return (a)                                                  11.10%              4.29%             13.71%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%

    SCENARIO 5- FAIF FUND AND AGF
           Total Return (a)                                                  10.78%              4.32%             12.21%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%

    SCENARIO 6- FAIF FUND AND AAF
           Total Return (a)                                                  10.82%              4.22%             12.81%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%

    SCENARIO 7- FAIF FUND AND OIF
           Total Return (a)                                                  11.03%              4.25%             12.17%
           Expense Ratio, net of investment advisory fees waived (b)          0.95%              0.95%              0.95%
           Expense Ratio, absent waivers of investment advisory fees (b)      1.12%              1.12%              1.10%


(a) Total return is based on the change in net asset value during the period, assumes reinvestment of distributions at actual reinvestment prices and does not reflect a sales charge. The combining pro forma total returns were computed assuming the applicable Funds had been combined for the period presented and reflect the revised investment management fee structure of the FAIF Fund as described in note 2(b) to the Pro Forma Combining Financial Statements.

(b)   Represents the ratio of expenses to average net assets.

      The combining pro forma expense ratios were computed assuming the applicable funds had been combined for the periods presented and reflect the revised investment management fee structure of the FAIF Fund as described in note 2(c) to the Pro Forma Combining Financial Statements. U.S. Bank National Association has agreed to waive fees and expenses for two years following the reorganization to the extent necessary to maintain the overall total expenses of the FAIF Fund at 0.95% for Class A Shares.

                        FIRST AMERICAN FIXED INCOME FUND

                          NOTES TO PRO FORMA STATEMENTS

                                   (UNAUDITED)


1.    BASIS OF COMBINATION

The unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments give effect to the proposed acquisition of American Government Income Portfolio, Inc. (AAF), American Government Income Fund Inc. (AGF) and American Opportunity Income Fund Inc.
(OIF) (the Piper Funds) by the First American Fixed Income Fund (Fixed Income
Fund), a fund within First American Investment Funds, Inc. (FAIF) and reflect the accounts for the twelve-month period ended March 31, 1998. The acquisition will be accomplished by an exchange of all outstanding shares of each Piper Fund for Class A Shares of the Fixed Income Fund.

With the exception of the reduction to the reverse repurchase agreement liability described in Note 2.(a), below, the pro forma combining schedule of investments does not reflect any changes which could occur before or after the acquisition closing date due to changes in market conditions or differences in investment management practices of the Fixed Income Fund compared with the Piper Funds. However, aside from portfolio decisions made as a result of market condition changes that have or may occur between the date of the pro forma financial statements and the acquisition closing date, management does not have any specific plans at this time regarding the disposition of investments presented in the pro forma schedules of investments that would have a material impact on the presentation of such schedules. The accompanying Pro Forma Combining Schedule of Total Return and Expense Ratios presents combining pro forma total return and expense ratio information for historical periods under all possible combination scenarios.

The pro forma combining financial statements and accompanying schedules should be read in conjunction with the historical financial statements of the constituent funds and the notes thereto incorporated by reference in the Statement of Additional Information.

Fixed Income Fund is a portfolio offered by First American Investment Funds, Inc., a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. FAIF presently includes a series of twenty-six funds.

2.    PRO FORMA ADJUSTMENTS

      (a) The Fixed Income Fund currently does not intend to engage in reverse repurchase agreements. For purposes of the proforma combining statement of assets and liabilities and schedule of investments, it is presumed the reduction of the reverse repurchase agreement liability will correspond to an equal amount of reduction to investments in securities.

      (b) The pro forma combining statement of assets and liabilities assumes the issuance of shares of the Fixed Income Fund as if the reorganization were to have taken place on March 31, 1998 and is based on the net asset value of the Fixed Income Fund. Transactions in shares of capital stock are as follows: 18,357,911 shares of AAF, 16,080,953 shares of AGF and 16,990,546 shares of OIF exchanged for 30,207,795 Class A Shares of Fixed Income Fund.

      (c) The pro forma adjustments to investment advisory fees, administrative, accounting and custodian fees, and distribution fees reflect the difference in fees charged by the Fixed Income Fund based upon the effective fee schedule.

            U.S. Bank National Association has agreed to waive fees and reimburse expenses through August 31, 2000, to the extent necessary to maintain the overall total Fund operating expense ratio at the pro forma expense level of 0.95% for Class A Shares.

      (d) The pro forma adjustments to transfer agent fees, directors' fees, professional fees, printing expenses and other expenses reflect the expected savings (or in the case of registration fees, additional costs) due to the combination of the funds.

                      AMERICAN GOVERNMENT INCOME FUND INC.

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN GOVERNMENT INCOME FUND INC.

         The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of American Government Income Fund Inc. (The "Fund"), held of record by the undersigned on June 12, 1998, at the Annual Meeting of Shareholders of the Fund to be held on August 10, 1998, or to vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting hereby are revoked.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOU EXECUTION OF THIS PROXY.

         PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZEDOFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

         TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

A Low Cost Way to Vote Your Proxy. Save Time, Save Money.

1.       Read the Proxy Statement and have your Proxy Card at hand.
2.       Call toll-free 1-800-690-6903
3.       Enter the 12-digit Control Number found on your Proxy Card.
4.       Follow the simple recorded instructions.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

Vote on Proposals


     1. PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN


     2. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to Fixed Income Fund, an open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of Fixed Income Fund.

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN

DATED: _______________, 1998


------------------------------------
Signature


------------------------------------
Signature if held jointly

                   AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN GOVERNMENT INCOME PORTFOLIO, INC.

         The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of American Government Income Portfolio, Inc. (The "Fund"), held of record by the undersigned on June 12, 1998, at the Annual Meeting of Shareholders of the Fund to be held on August 10, 1998, or to vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting hereby are revoked.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOU EXECUTION OF THIS PROXY.

         PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZEDOFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

         TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

A Low Cost Way to Vote Your Proxy. Save Time, Save Money.

1.       Read the Proxy Statement and have your Proxy Card at hand.
2.       Call toll-free 1-800-690-6903
3.       Enter the 12-digit Control Number found on your Proxy Card.
4.       Follow the simple recorded instructions.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

Vote on Proposals

     1. PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN


     2. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to Fixed Income Fund, an open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of Fixed Income Fund.

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN

DATED: _______________, 1998


------------------------------------
Signature


------------------------------------
Signature if held jointly

                      AMERICAN OPPORTUNITY INCOME FUND INC.

                             222 SOUTH NINTH STREET
                           MINNEAPOLIS, MN 55402-3804


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERICAN OPPORTUNITY INCOME FUND INC.

         The undersigned hereby appoints Kathryn L. Stanton, Michael J. Radmer and Donna Rafa, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of American Opportunity Income Fund Inc. (The "Fund"), held of record by the undersigned on June 12, 1998, at the Annual Meeting of Shareholders of the Fund to be held on August 10, 1998, or to vote upon such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting hereby are revoked.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ABOVE. RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOU EXECUTION OF THIS PROXY.

         PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

         TO SAVE FURTHER SOLICITATION EXPENSES, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

A Low Cost Way to Vote Your Proxy. Save Time, Save Money.

1.       Read the Proxy Statement and have your Proxy Card at hand.
2.       Call toll-free 1-800-690-6903
3.       Enter the 12-digit Control Number found on your Proxy Card.
4.       Follow the simple recorded instructions.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

Vote on Proposals

     1. PROPOSAL TO RATIFY AND APPROVE AN INTERIM ADVISORY AGREEEMENT between the Fund, and Piper Capital Management Incorporated ("Piper Capital"), and the receipt of investment advisory fees by Piper Capital under such agreement.

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN


     2. PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION providing for the transfer of the assets and liabilities of the Fund to Fixed Income Fund, an open-end fund of First American Investment Funds, Inc. ("FAIF"), in exchange for Class A Shares of Fixed Income Fund.

         [  ] FOR                   [  ] AGAINST              [  ] ABSTAIN

DATED: _______________, 1998


------------------------------------
Signature


------------------------------------
Signature if held jointly